                                         Registration Nos. 33-50434 and 811-7084
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.__
Post-Effective Amendment No. 12                                           X
                             --                                          --

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 13                                                          X
              --                                                         --

                             THE LEGENDS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                             515 West Market Street
                           Louisville, Kentucky 40202
        (Address of Registrant's Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-800-325-8583


      Kevin L. Howard, Esq.                              Copies to:
     515 West Market Street                        Joel H. Goldberg, Esq.
     Louisville, KY  40202                  Swidler Berlin Shereff Friedman, LLP
(Name and Address of Agent for Service)             The Chrysler Building
                                                    405 Lexington Avenue
                                                  New York, New York  10174

                            ------------------------

It is proposed that this filing will become effective (check appropriate box):

___ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
_X  on November 1, 2000 pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PROSPECTUS

                             THE LEGENDS FUND, INC.

                                NOVEMBER 1, 2000

The Legends Fund, Inc. (the "Fund") is an open-end management investment company with four portfolios available for investment. Shares of the Fund are currently sold only to separate accounts of Integrity Life Insurance Company and National Integrity Life Insurance Company as an investment option for variable annuity contracts. The Fund's current Portfolios are:


-   Harris Bretall Sullivan & Smith Equity Growth Portfolio
-   Third Avenue Value Portfolio (formerly Scudder Kemper Value Portfolio)
-   Gabelli Large Cap Value Portfolio (formerly Zweig Asset Allocation
    Portfolio)
-   Baron Small Cap Portfolio (formerly Zweig Equity (Small Cap) Portfolio)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





280929.6

                                TABLE OF CONTENTS

SECTION 1.   -RISK/RETURN SUMMARY..............................................3
Investment Objectives and Strategies...........................................3
Principal Risks................................................................3
Annual Returns.................................................................4
SECTION 2.   -THE FUND.........................................................8
Investment Objectives, Principal Investment Strategies and Related Risks.......8
Harris Bretall Sullivan & Smith Equity Growth Portfolio........................8
Third Avenue Value Portfolio...................................................8
Gabelli Large Cap Value Portfolio..............................................8
Baron Small Cap Portfolio......................................................9
Principal Investment Risks....................................................10
Other Investments and Strategies..............................................10
SECTION 3.   -PERFORMANCE.....................................................11
SECTION 4.   - MANAGEMENT OF THE FUND.........................................11
The Manager, Sub-Advisers and Distributor.....................................11
Management Fees...............................................................12
SECTION 5.   -SHAREHOLDER INFORMATION.........................................14
Purchase and Redemption of Shares.............................................14
Valuation Of Shares...........................................................14
Dividends and Distributions...................................................14
Tax Consequences of Investing in the Fund.....................................14
FINANCIAL HIGHLIGHTS..........................................................15


This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. We have not authorized anyone to make any representation in connection with this offering other than those contained in this prospectus.



280929.6

SECTION 1.  - RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES AND STRATEGIES

The four Portfolios of the Fund and a description of their objectives and principal investment strategies are listed below. The Fund's Board of Directors may add Portfolios at any time. We can't guarantee that a Portfolio will achieve its investment objective.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. It invests primarily in stocks of established companies with proven records of superior and consistent earnings growth.





THIRD AVENUE VALUE PORTFOLIO seeks long-term capital appreciation. It invests mainly by acquiring common stocks of well-financed companies (meaning companies without significant debt in comparison to their cash resources) at a substantial discount to what the sub-adviser believes is their true value.


GABELLI LARGE CAP VALUE PORTFOLIO seeks long-term capital appreciation. It invests primarily in common stocks of large, well-known, widely-held, high quality companies that have a market capitalization of greater than $5 billion. Companies of this type are often referred to as "Blue Chip" companies.


BARON SMALL CAP PORTFOLIO seeks long-term capital appreciation. It invests primarily in common stocks of smaller companies with market values under $2 billion selected for their capital appreciation potential.


PRINCIPAL RISKS

An investment in each of the Portfolios carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if an issuer of a stock in a Portfolio becomes financially impaired or if the stock market as a whole declines. Because most of the investments are in common stocks, there is also the inherent risk that holders of common stock generally rank behind creditors and holders of preferred stock for payment in the event of the bankruptcy of a stock issuer.


Securities held in the Portfolios, their share prices and returns are subject to fluctuation. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. In addition, it may take a substantial period of time before stocks in the Portfolios realize their growth potential.

An investment in the stock of a company represents ownership in that company. Therefore, the Portfolios participate in the successes and failures of the companies in which they hold stock.

Some of the Portfolios may invest in certain industry sectors, for example, the financial industries sector or the healthcare sector. Financial, economic, business and other developments affecting issuers in those sectors may have a greater effect on those portfolios than if they had not focused their assets in a particular sector. Fundamental investment policies, however, prohibit investing more than 25% of net assets in any one industry.

The Third Avenue Value Portfolio is non-diversified. This generally means that the Portfolio will have fewer investments than diversified mutual funds of comparable size. Non-diversified funds can be more volatile than diversified funds. The Third Avenue Value Portfolio may also invest in companies with small capitalizations, whose securities tend to more volatile than those of larger companies.


The Third Avenue Value Portfolio and the Baron Small Cap Portfolio may invest in foreign securities. Investing in foreign securities involves risks in addition to those associated with investing in securities in the U.S. To the extent that investment are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investors should note foreign investments pose added risks, such as currency fluctuation and political and economic uncertainty. Other risks of investing in foreign securities include limited information, higher brokerage costs, different accounting standards and thinner trading markets compared to U.S. markets.


The Fund is intended for investors who are looking for long-term, steady growth of assets.

ANNUAL RETURNS

The following bar charts and table illustrate some of the risks of investing in each Portfolio by showing the changes in the returns experienced by the Portfolios from calendar year to calendar year and by showing how each Portfolio's average annual total returns compare with those of a broad measure of market performance. Of course, past performance of any fund isn't an indication of how it will perform in the future.

Effective November 1, 2000, the following changes were made in three of the Fund's Portfolios:

- THIRD AVENUE VALUE PORTFOLIO -- EQSF Advisers, Inc. replaced Scudder Kemper Investments, Inc. as Sub-Adviser and the name of the Portfolio was changed from Scudder Kemper Value Portfolio to Third Avenue Value Portfolio.

- GABELLI LARGE CAP VALUE PORTFOLIO -- Gabelli Asset Management Company replaced Phoenix/Zweig Advisers as Sub-Adviser and the name of the Portfolio was changed from Zweig Asset Allocation Portfolio to Gabelli Large Cap Value Portfolio.

- BARON SMALL CAP PORTFOLIO -- BAMCO, Inc. replaced Phoenix/Zweig Advisers as Sub-Adviser and the name of the Portfolio was changed from Zweig Equity (Small Cap) Portfolio to Baron Small Cap Portfolio.


THE PERFORMANCE INFORMATION BELOW REFLECTS THE PERFORMANCE OF EACH OF THE ABOVE PORTFOLIO'S PREVIOUS SUB-ADVISERS PRIOR TO NOVEMBER 1, 2000. For the calendar years shown in the bar chart, the highest and lowest returns for a quarter for each Portfolio were: Harris Bretall Sullivan & Smith Equity Growth Portfolio: highest quarter: 4th quarter 1998 34.54%; lowest quarter: 3rd quarter 1998 (13.12%); Third Avenue Value Portfolio: highest quarter: 4th quarter 1998 16.34%; lowest quarter: 3rd quarter 1999 (14.07%); Gabelli Large Cap Value Portfolio : highest quarter: 4th quarter 1998 13.16%; lowest quarter: 3rd quarter 1998 (19.31%); Baron Small Cap Portfolio: highest quarter: 4th quarter 1998 13.20%; lowest quarter: 3rd quarter 1998 (18.90%).


[NOTE: BAR CHARTS WILL BE UPDATED WHEN WE SEND THE PROSPECTUS TO THE PRINTER.]


                                    [CHART]

                                    [CHART]




                                    [CHART]

                                    [CHART]


Total return for the period from June 30, 1999 through June 30, 2000 was 18.89% for the Harris Bretall Sullivan & Smith Equity Growth Portfolio, (23.88)% for the Third Avenue Value Portfolio, (0.52)% for the Gabelli Large Cap Value Portfolio, and (3.52)% for the Baron Small Cap Portfolio. THE PERFORMANCE INFORMATION FOR THE THIRD AVENUE VALUE PORTFOLIO, GABELLI LARGE CAP VALUE PORTFOLIO, AND THE BARON SMALL CAP PORTFOLIO REFLECTS THE PERFORMANCE OF EACH OF THESE PORTFOLIOS' PREVIOUS SUB-ADVISERS, WHICH WERE CHANGED EFFECTIVE
NOVEMBER 1, 2000.


Sales charges and account fees are not reflected in the bar chart. If those amounts were reflected, returns would be less than those shown.

Average Annual Total Returns

For the period ending June 30, 2000



    PORTFOLIO                           1YEAR        5 YEAR    SINCE INCEPTION          DATE OF
                                                                                       INCEPTION
    Harris Bretall Sullivan & Smith
    Equity Growth Portfolio             18.89%       22.00%         19.91%          December 8, 1992

    Third Avenue Value Portfolio*
                                       -23.88%       14.05%         12.95%         December 14, 1992

    Gabelli Large Cap Value
    Portfolio*                          -0.52%       7.81%          9.73%          December 14, 1992

    Baron Small Cap Portfolio*          -3.52%       9.23%          8.40%          December 14, 1992

    S&P 500 -Registered Trademark- **    7.25%       18.00%         31.26%

    Russell 2000
    -Registered Trademark- ***          14.32%       14.27%         13.60%

    Value Line Geometric Index****     -12.43%       7.11%          13.76%


*Performance shown reflects that of each of the Portfolio's prior sub-adviser.

** The S&P 500 -Registered Trademark- is the Standard & Poor's Composite
Stock Price Index, a recognized unmanaged index of common stock prices, and is the benchmark for the Harris Bretall Sullivan & Smith Equity Growth Portfolio, Third Avenue Value Portfolio and Gabelli Large Cap Value Portfolio.

***The Russell 2000 -Registered Trademark- is a widely recognized unmanaged index of smaller companies. The Russell 2000 -Registered Trademark- is the benchmark for the Baron Small Cap Portfolio. "Since Inception" average annual total return is from December 31, 1992 to June 30, 2000.

**** The ValueLine Geometric Index is equally weighted and geometrically averaged based on the price change of each of the index's 1650 component stocks from the previous day's close, and was the benchmark for the Baron Small Cap Portfolio until November 1, 2000.
--------------------------

The Portfolios' past performance does not necessarily indicate how they will perform in the futur

SECTION 2.  - THE FUND

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Set forth below is a description of each Portfolio's investment objective and a discussion of how the Portfolio intends to achieve that objective.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital growth. This Portfolio invests primarily in stocks of established companies with proven records of superior and consistent earnings growth. Its benchmark is the S&P 500. In selecting equity securities for this Portfolio, the Sub-Adviser looks for successful companies which have exhibited superior growth in revenues and earnings, strong product lines and proven management ability over a variety of business cycles.

The Portfolio may invest all or a portion of its assets in cash and cash equivalents if the Sub-Adviser considers the securities markets to be overvalued. When the Sub-Adviser believes unusual circumstances warrant a defensive posture, the Portfolio may temporarily invest all of its assets in cash, U.S. Government securities or money market instruments, including repurchase agreements.





THIRD AVENUE VALUE PORTFOLIO seeks long-term capital appreciation. This Portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a substantial discount to what the Sub-Adviser believes is their true value. The Portfolio also seeks to acquire senior securities, such as preferred stocks and debt instruments, that it believes are undervalued. Acquisitions of these senior securities will generally be limited to those providing (1) protection against the issuer taking certain actions which could reduce the value of the security and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The Portfolio invests in companies regardless of market capitalization. It also invests in both domestic and foreign securities. The mix of the Portfolio's investments at any time will depend on the industries and types of securities the Sub-Adviser believes hold the most value.


GABELLI LARGE CAP VALUE PORTFOLIO seeks long-term capital appreciation. Under normal market conditions, the Portfolio invests at least 65% of its assets in common stocks of Blue Chip companies which the Sub-Adviser believes are undervalued and have the potential to achieve significant capital appreciation.


Undervaluation of the stock of an established company with good intermediate and longer-term fundamentals can result from a variety of factors, such as a lack of investor recognition of:


-   the underlying value of a company's assets,
-   the value of a consumer or commercial franchise,
-   changes in the economic or financial environment affecting the company,
-   new, improved or unique products or services,
-   new or rapidly expanding markets,
- technological developments or advancements affecting the company or its products, or
- changes in governmental regulation, political climate or competitive conditions.


Additionally, undervaluation may result from:


- poor management decisions which result in a low return on the company's assets,
-   short-term earnings problems, or
- a difficult near-term operating or economic environment affecting the company's business.

The actual events that may lead to a significant increase in the value of a company's securities include:


-   earnings surprises relative to analysts' expectations,
-   the company's development of new, improved or unique products and services,
-   a change in the company's management or management policies,
-   an investor's purchase of a large portion of the company's stock,
-   a merger or reorganization or recapitalization of the company,
-   a sale of a division of the company,
-   a tender offer (an offer to purchase investors' shares),
- the spin-off to shareholders of a subsidiary, division or other substantial assets, or
- the retirement or death of a senior officer or substantial shareholder of the company.


In general, the Sub-Adviser seeks to take advantage of investors' tendency to overemphasize near-term events by investing in companies which are temporarily undervalued and which may return to a significantly higher valuation. In selecting investments, the Sub-Adviser will consider factors such as the market price of the issuer's securities, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills. The Sub-Adviser will also consider changes in economic and political outlooks as well as individual corporate developments. The Sub-Adviser will sell any Portfolio investments which lose their perceived value relative to other investments.


The Portfolio's assets will be invested primarily in a broad range of readily marketable equity securities consisting primarily of common stocks. Many of the common stocks the Portfolio will buy will be bought for the potential that their prices will increase, providing capital appreciation for the Portfolio. The value of common stocks will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of common stocks only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.


The Portfolio may also use the following investment technique:


Defensive Investments. When adverse market or economic conditions occur, the Portfolio may temporarily invest all or a portion of its assets in defensive investments. Such investments include high grade debt securities, obligations of the U.S. Government and its agencies or instrumentalities or high quality short-term money market instruments. When following a defensive strategy, the Portfolio will be less likely to achieve its investment goal.


BARON SMALL CAP PORTFOLIO seeks long-term capital appreciation. In making investment decisions for the Portfolio, the Sub-Adviser seeks securities that it believes have:


   1. favorable price to value characteristics based on the Sub-Adviser's assessment of their prospects for future growth and profitability.

   2. the potential to increase in value at least 50% over two subsequent years.


The Portfolio invests primarily in common stocks but may also invest in other equity or equity-linked securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected for their capital appreciation potential, and investment income is not a consideration.


The Portfolio invests primarily in small sized companies with market values under $2 billion. The Portfolio will not sell positions just because their market values have increased. The Portfolio will add to positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the Sub-Adviser's judgment, the company is still an attractive investment.

PRINCIPAL INVESTMENT RISKS

Growth stocks, such as those in the Harris Bretall Sullivan & Smith Equity Growth Portfolio and the Baron Small Cap Portfolio, are subject to greater price volatility than value stocks and may take a long time to reach their growth potential. They are more suitable for long term investors.


The Third Avenue Value Portfolio frequently finds value in industries that are temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. The Portfolio also invests in companies with small capitalizations, whose securities tend to be more volatile than those of larger companies. Since the Portfolio is not limited to investing in stocks, the Portfolio may own significant non-equity instruments in a rising stock market, thereby producing potentially smaller gains than a portfolio invested solely in stocks.


The Third Avenue Value Portfolio is non-diversified. This generally means that the Portfolio will have fewer investments than diversified mutual funds of comparable size. Non-diversified funds can be more volatile than diversified funds.


The Third Avenue Value Portfolio and the Baron Small Cap Portfolio may invest in foreign securities. Investing in foreign securities involves risks in addition to those associated with investing in securities in the U.S. To the extent that investment are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investors should note foreign investments pose added risks, such as currency fluctuation and political and economic uncertainty. Other risks of investing in foreign securities include limited information, higher brokerage costs, different accounting standards and thinner trading markets compared to U.S. markets.


The Baron Small Cap Portfolio invests primarily in smaller company stocks. Securities of smaller companies may not be well known to most investors and the securities may be thinly traded. Smaller company securities may fluctuate in price more widely than the stock market generally and they may be more difficult to sell during market downturn. There is more reliance on the skills of a company's management and on their continued tenure.


Even though the Baron Small Cap Portfolio is diversified, the Portfolio may establish significant positions in companies in which the Sub-Adviser has the greatest conviction. If the stock price of one or more of those companies should decrease, it could cause the Portfolio's net asset value to drop.


The Gabelli Large Cap Value Portfolio invests in stocks issued by companies that have a market capitalization of greater than $5 billion and which are believed by the Sub-Adviser to be undervalued and have the potential to achieve significant capital appreciation. The Portfolio's price may decline because the market favors other stocks or small capitalization stocks over stocks of mid- to large size companies. If the Sub-Adviser is incorrect in its assessment of the values of the securities it holds or no event occurs which surfaces value, then the value of the Portfolio's shares may decline.


Investing in each Portfolio involves equity risk, which is the risk that the prices of the securities held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and an issuer company's particular circumstances.


OTHER INVESTMENTS AND STRATEGIES


Each Portfolio may purchase U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; mortgage-backed securities, which are instruments that pay investors a share of interest and principal payments from an underlying pool of fixed or adjustable rate mortgages;

repurchase agreements, under which a bank or broker dealer agrees to sell a security to the Portfolio and then repurchase it at a mutually agreed-upon price and time; illiquid securities (up to 15% of its net assets or 10% in the case of Harris Bretall Sullivan & Smith Equity Growth Portfolio), including securities the disposition of which may be restricted and securities that are not readily marketable. Each Portfolio may also lend securities, except Third Avenue Value Portfolio (up to 10% of its total assets in the case of Harris Bretall Sullivan & Smith Equity Growth Portfolio, 25% in the case of Baron Growth Fund and 33% in the case of Gabelli Large Cap Value Portfolio); and borrow money (up to 10% of its total assets or 20% in the case of Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio); engage in short sales, which are the sales of securities the Portfolio does not own in anticipation of a decline in the market price; and purchase warrants (up to 5% of that Portfolio's net assets (other than those attached to other securities)), which are options to purchase stock at a mutually agree-upon price for a specific time period.


SECTION 3.  - PERFORMANCE

The Fund may, from time to time, calculate the yield or the total return of the Portfolios and may include that information in reports to shareholders. Performance information should be considered in light of each Portfolio's investment objectives and policies, characteristics and quality of the investment portfolios, and the market conditions during the given time period, and shouldn't be considered a representation of what may be achieved in the future.

Performance information for the Portfolios is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting The Legends Fund, Inc. by telephone at 1-800-325-8583 or by mail at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.

For a description of the methods used to determine yield and total return for the Portfolios, see the Statement of Additional Information, which is also available free of charge by contacting the Fund.

SECTION 4.  - MANAGEMENT OF THE FUND

THE MANAGER, SUB-ADVISERS AND DISTRIBUTOR

Under Maryland law and the Fund's Articles of Incorporation and by-laws, the business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.

TOUCHSTONE ADVISORS, INC., 311 Pike Street, Cincinnati, Ohio 45202 ("Manager"), serves as investment manager to all the Portfolios of the Fund. The Western and Southern Life Insurance Company ("Western & Southern"), the parent of the Manager, is, together with the Manager, part of The Western-Southern Enterprise -Registered Trademark- (Enterprise), a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of customers nationwide. As of June 30, 2000, the Enterprise owned and managed assets of approximately $25 billion and the Manager managed assets of approximately $1.5 billion (on a consolidated basis).


The day-to-day management of each Portfolio's investments is performed by its respective Sub-Adviser, each of which provides these services under a separate Sub-Advisory Agreement with the Manager.


HARRIS BRETALL SULLIVAN & SMITH, LLC, One Sansome Street, Suite 3300, San Francisco, California 94104, serves as the Sub-Adviser to the Harris Bretall Sullivan & Smith Equity Growth Portfolio. Harris Bretall Sullivan & Smith was founded in 1971 and is owned by individual partners of the firm and Value Asset Management of Westport, CT. The firm provides investment management services to institutions and high-net worth individuals. At June 30, 2000, Harris Bretall Sullivan & Smith had assets under management of approximately $7.2 billion.

Joseph Calderazzo, the portfolio manager for the Harris Bretall Sullivan & Smith Equity Growth Portfolio, is Senior Vice President, Portfolio Manager and a member of the investment committee at Harris Bretall Sullivan & Smith. He joined Harris Bretall Sullivan & Smith in 1990 and has been responsible for the day-to-day management of the Portfolio since 1994. Mr. Calderazzo is also the firm's analyst for Political and Governmental Affairs.





EQSF ADVISERS, INC. ("EQSF Advisers"), 767 Third Avenue, New York, NY 10017-2023, serves as the Sub-Adviser to the Third Avenue Value Portfolio. EQSF Advisers has been an investment adviser for mutual funds since its organization in 1986 and is controlled by Martin J. Whitman and his adult children. At June 30, 2000, EQSF Advisers had assets under management of approximately $2 billion.


Martin J. Whitman is the portfolio manager of the Third Avenue Value Portfolio. He currently serves as the Chairman and Chief Executive Officer of the Third Avenue Trust and EQSF Advisers. He also serves as the portfolio manager of the Third Avenue Value Fund and co-manager of Third Avenue Small Cap Value Fund and Third Avenue Real Estate Value Fund since each Fund's inception. During the past five years, he has also served in various executive capacities with M.J. Whitman, Inc., and several affiliated companies engaged in various investment and financial businesses; he has served as a Distinguished Management Fellow at the Yale School of Management; and has been a director of various public and private companies, currently including Danielson Holding Corporation, an insurance holding company, Nabors Industries, Inc., an international oil drilling contractor, and Tejon Ranch Company, an agricultural and land management company.


Gabelli Asset Management Company ("Gabelli"), One Corporate Center, Rye, New York 10580-1434, serves as the Sub-Adviser for the Gabelli Large Cap Value Portfolio. The Sub-Adviser also manages other investment companies in the Gabelli family of funds. The Sub-Adviser is a New York corporation whose origins date to 1977. The Sub-Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE"). At June 30, 2000, Gabelli had assets under management of approximately $9.6 billion.


Ms. Barbara G. Marcin, the portfolio manager of the Portfolio, has been a Vice President with the Sub-Adviser since June 1999.
She also currently serves as the portfolio manager of the Gabelli Blue Chip Value Fund, which is managed by Gabelli's affiliate, Gabelli
Funds, LLC. Ms. Marcin served as the head of value investments at Citibank Global Asset Management, managing mid- and large-cap equity securities in value-style mutual funds and in separate accounts from 1993 until June 1999.


BAMCO, INC. ("BAMCO"), 767 Fifth
Avenue, New York, New York 10153, serves as the Sub-Adviser to the Baron Small Cap Portfolio. BAMCO is a subsidiary of Baron Capital Group, Inc. ("BCG"). At June 30, 2000, BAMCO had assets under management of approximately $6.7 billion.


Ronald Baron, the portfolio manager of the Baron Small
Cap Portfolio, is the founder, chief executive officer and chairman of BAMCO and BCG and is the principal owner of BCG. Baron Small Cap Portfolio is managed by Ronald Baron. Mr. Baron has been the portfolio manager of Baron Asset Fund and Baron Growth Fund since their inception. He has managed money for others since 1975.


MANAGEMENT FEES

Each Portfolio pays the Manager a fee based on an annual percentage of the average daily net assets of that Portfolio. The management fees are taken from the assets of each Portfolio and paid monthly, but are accrued daily for purposes of determining the value of a share of each Portfolio on each day the NYSE is open for trading. For the services provided to each of the Portfolios, the Manager (not the Fund) pays each Sub-Adviser a monthly fee based on an annual percentage of the average daily net assets of the respective Portfolio. The annual percentage of average daily net assets payable by each Portfolio to the Manager and by the Manager to each Sub-

Adviser is shown below. The fees paid by some of the Portfolios may be higher than those paid by other investment companies.


                                                                                    Annual Percentage
                                                        Annual Percentage of         of Average Net
                                                         Average Net Assets          Assets Paid By
                                                      Paid By Portfolio to the       the Manager to
                                                            Manager                 the Sub-Adviser
                                                            -------                 ---------------
Harris Bretall Sullivan & Smith Equity
  Growth Portfolio                                           .65%                          .40%

Third Avenue Value Portfolio                                 .65%                          .40%

Gabelli Large Cap Value Portfolio                            .90%                          .65%

Baron Small Cap Portfolio                                   1.05%                          .80%


The Manager voluntarily limits the expenses of each Portfolio, other than for brokerage commissions and the management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager can withdraw or modify its policy of expense reimbursement for the Portfolios. The Manager has also agreed to reimburse the Portfolios on a pro rata basis to the extent that the total expenses of a Portfolio in a given year (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed any applicable state expense limitations.

Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as the Fund's Manager. The fees paid to the Manager are identical to the fees paid to Fund's previous investment manager.


Effective March 3, 2000, Touchstone Securities Corporation ("Touchstone Securities") replaced ARM Securities Corporation as the Fund's distributor. Touchstone Securities acts as distributor of the Portfolios' shares without compensation from the Fund or the Portfolios. Touchstone Securities is located at 311 Pike Street, Cincinnati, Ohio 45202.

SECTION 5.  - SHAREHOLDER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are sold only to Separate Account II of Integrity Life Insurance Company and Separate Account II of National Integrity Life Insurance Company in connection with certain variable annuity contracts they issue. Some Portfolios may not be available in certain states due to applicable state insurance laws and regulations, and not all Portfolios may be available for all contracts issued by Integrity Life Insurance Company and National Integrity Life Insurance Company. Purchases and sales will be based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the contracts. Shares will be purchased or sold at their respective net asset values, determined as of the close of trading (generally 4:00 p.m., Eastern Time) on any day the NYSE is open for trading. Payment for redemptions is made by the Fund within seven days. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment under certain circumstances.

VALUATION OF SHARES

The net asset value for the shares of each Portfolio is determined on each day the NYSE is open for trading. The NYSE is closed and the Portfolios won't be priced on national holidays. The net assets of each Portfolio are valued as of the close of business on the NYSE, which is generally 4:00 p.m. Eastern Time. Each Portfolio's net asset value per share is calculated separately.

Net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings that are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Any securities or other assets for which market quotations aren't readily available are valued at fair market value under the direction of the Board of Directors. Bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that those prices reflect the fair market value of those securities. Money market instruments are valued at market value.

DIVIDENDS AND DISTRIBUTIONS

All dividend and capital gain distributions will automatically be reinvested in additional shares at net asset value.

TAX CONSEQUENCES OF INVESTING IN THE FUND

Shares of the Fund are held under the terms of a variable annuity contract. Under current tax law, interest income, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract. Variable annuity contract holders should refer to the discussion concerning tax matters in the prospectus of their variable annuity contract.

Because every investor's situation is unique, please consult a tax adviser about federal, state and local tax consequences of your variable annuity contract's investment in the Fund.

                              FINANCIAL HIGHLIGHTS

The financial highlights presented for the five years ended June 30, 2000, 1999, 1998, 1997 and 1996 have been audited by Ernst & Young LLP, independent auditors for the Fund, and the financial statements of the Fund, along with the corresponding reports of Ernst & Young LLP, are set forth in the SAI. Per share information is for a share of capital stock outstanding throughout the respective fiscal period.

The financial highlights information pertains to the Portfolios of the Fund and doesn't reflect charges related to Integrity Life Insurance Company Separate Account II or National Integrity Life Insurance Company Separate Account II. You should refer to the appropriate Separate Account prospectus for additional information regarding those charges.

                                          Harris Bretall Sullivan & Smith Equity Growth Portfolio
                                                            Financial Highlights
                                                            Year Ended June 30,
                                                            -------------------


                                            2000           1999            1998          1997          1996
                                            ----           ----            ----          ----          ----
Selected per share data

Net asset value beginning of period
                                          $26.00         $21.11          $17.53        $14.49        $12.85

Income from investment operations:
Net investment income (loss)
                                           (0.05)         (0.06)          (a)            0.02         (a)

Net realized and unrealized gain
(loss) on investments                       4.83           7.17            4.90          4.13          1.74

Total from investment operations            4.78           7.11            4.90          4.15          1.74

Less distributions:

  From net investment income                  --             --           (0.02)         (a)          (0.01)

  From net realized gain                   (0.53)         (2.22)          (1.30)        (1.11)        (0.09)

     Total distributions                   (0.53)         (2.22)          (1.32)        (1.11)        (0.10)

Net asset value, end of period            $30.25         $26.00          $21.11        $17.53        $14.49

Total Return                               18.89%         35.19%          29.11%        30.23%        13.59%

Ratios and Supplemental Data
Net assets, end of period (in
thousands)                               $56,879        $55,428         $37,662       $28,815       $23,810

Ratio of expenses to average net
assets                                      1.01%          0.96%           0.95%         1.03%         1.04%

Ratio of net investment income (loss)
to average net assets                      (0.39%)        (0.29%)         (0.01%)        0.14%         0.03%

Ratio of expenses to average net
assets before voluntary expense
reimbursement                               1.01%          0.96%           0.95%         1.03%         1.04%

Ratio of net investment income (loss)
to average net assets before
voluntary expense reimbursement            (0.39%)        (0.29%)         (0.01%)       0.14%          0.03%

Portfolio turnover rate                       40%            27%              57%         46%            58%


(a) Less than $0.01 per share.

                                                   Third Avenue Value Portfolio*
                                            (formerly Scudder Kemper Value Portfolio)
                                                       Financial Highlights
                                                       Year Ended June 30,
                                                       -------------------


                                                2000               1999            1998           1997            1996
                                                ----               ----            ----           ----            ----
Selected per share data

Net asset value, beginning of period
                                              $22.06             $21.02          $20.63         $16.17         $12.59

Income from investment operations:
Net investment income (loss)
                                                0.39               0.33            0.26           0.26           0.18

Net realized and unrealized gain (loss)
on investments                                 (5.12)              3.22            4.08           5.04           3.70

Total from investment operations               (4.73)              3.55            4.34           5.30           3.88

Less distributions:

   From net investment income                  (0.33)             (0.28)          (0.26)         (0.19)         (0.19)

   From net realized gain                      (3.03)             (2.23)          (3.69)         (0.65)         (0.11)

     Total distributions                       (3.36)             (2.51)          (3.95)         (0.84)         (0.30)

Net asset value, end of period                $13.97             $22.06          $21.02         $20.63         $16.17

Total Return                                  (23.88%)            18.09%          23.36%         33.78%         31.22%

Ratios and Supplemental Data
Net assets, end of period (in thousands)
                                             $20,994            $50,169         $46,436        $30,930        $19,705

Ratio of expenses to average net assets
                                                1.08%              0.96%           0.94%          1.05%          1.06%

Ratio of net investment income (loss) to
average net assets                              1.80%              1.56%           1.58%          1.62%          1.65%

Ratio of expenses to average net assets
before voluntary expense reimbursement
                                                1.08%              0.96%           0.94%          1.05%          1.07%

Ratio of net investment income (loss) to
average net assets before voluntary
expense reimbursement                           1.80%              1.56%           1.58%          1.62%          1.64%

Portfolio turnover rate                           42%                50%             57%            88%            18%


* Results prior to November 1, 2000 are attributable to the Portfolio's prior sub-adviser.

                                                 Gabelli Blue Chip Value Portfolio*
                                            (formerly Zweig Asset Allocation Portfolio)
                                                    Financial Highlights
                                                    Year Ended June 30,
                                                    -------------------


                                                 2000              1999            1998           1997           1996
                                                 ----              ----            ----           ----           ----
Selected per share data

Net asset value, beginning of period
                                                 $13.99           $17.56           $14.63        $14.11          $13.02

Income from investment operations:
Net investment income (loss)
                                                   0.28             0.21             0.14          0.19            0.21

Net realized and unrealized gain
(loss) on investments                             (0.49)           (1.04)            2.97          2.20            1.21

Total from investment operations                  (0.21)           (0.83)            3.11          2.39            1.42

Less distributions:

   From net investment income                     (0.21)           (0.16)           (0.18)        (0.22)          (0.33)

   From net realized gain                         (3.08)           (2.58)              --         (1.65)             --

     Total distributions                          (3.29)           (2.74)           (0.18)        (1.87)          (0.33)

Net asset value, end of period                   $10.49           $13.99           $17.56        $14.63          $14.11

Total Return                                      (0.52%)          (3.73%)          21.38%        18.63%          11.06%

Ratios and Supplemental Data
Net assets, end of period (in
thousands)                                      $14,276          $31,010          $47,450       $42,848         $40,222

Ratio of expenses to average net
assets                                             1.41%            1.23%            1.18%         1.28%           1.25%

Ratio of net investment income (loss)
to average net assets                              1.73%            1.13%            0.80%         1.29%           1.55%

Ratio of expenses to average net
assets before voluntary expense
reimbursement                                      1.41%            1.23%            1.18%         1.28%           1.25%

Ratio of net investment income (loss)
to average net assets before
voluntary expense reimbursement                    1.73%            1.13%            0.80%         1.29%           1.55%

Portfolio turnover rate                             207%             109%              65%           89%            105%


* Results before November 1, 2000 are attributable to the Portfolio's prior sub-adviser.

         >
                                             Baron Small Cap Portfolio*
                                   (formerly Zweig Equity (Small Cap) Portfolio)
                                               Financial Highlights
                                                Year Ended June 30,


                                                 2000            1999           1998           1997            1996
                                                 ----            ----           ----           ----            ----
Selected per share data

Net asset value, beginning of period
                                                $12.17          $17.58          $14.85         $13.61         $11.62

Income from investment operations:
Net investment income (loss)
                                                  0.21            0.10            0.04           0.16           0.11

Net realized and unrealized gain
(loss) on investments                            (0.64)          (1.80)           3.48           2.41           2.04

Total from investment operations                 (0.43)          (1.70)           3.52           2.57           2.15

Less distributions:

   From net investment income                    (0.10)          (0.04)          (0.14)         (0.14)         (0.16)

   From net realized gain                           --           (3.67)          (0.65)         (1.19)            --

     Total distributions                         (0.10)          (3.71)          (0.79)         (1.33)         (0.16)

Net asset value, end of period                  $11.64          $12.17          $17.58         $14.85         $13.61

Total Return                                     (3.52%)         (9.24%)         23.72%         20.37%         18.69%

Ratios and Supplemental Data
Net assets, end of period (in
thousands)                                      $5,917         $10,994         $14,688        $11,161        $11,698

Ratio of expenses to average net
assets                                            1.55%           1.54%           1.52%         1.55%           1.55%

Ratio of net investment income (loss)
to average net assets                             1.33%           0.71%           0.26%          0.97%          1.06%

Ratio of expenses to average net
assets before voluntary expense
reimbursement                                     2.25%           1.64%           1.56%          1.82%          1.83%

Ratio of net investment income (loss)
to average net assets before
voluntary expense reimbursement                   0.63%           0.61%           0.22%          0.70%           .78%

Portfolio turnover rate                            224%             76%            113%            59%           101%


* Results before November 1, 2000 are attributable to the Portfoio's prior sub-advisor.

The Fund's shares are sold only to separate accounts of Integrity Life Insurance Company and National Integrity Life Insurance Company as an investment medium for their variable annuity contracts.

More information about the Fund is available in its Statement of Additional Information (SAI), which is incorporated by reference into this prospectus, and its annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain a copy of the SAI free of charge, or to request other information, please contact the Fund by telephone at 1-800-325-8583 or by mail at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.

You can review and copy information about the Fund at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-202-942-8090. You may also obtain information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The Legends Fund, Inc. Investment Company Act File No. 811-07084





280929.6

                             THE LEGENDS FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                       ===================================

                                November 1, 2000



                                TABLE OF CONTENTS

                                                                             Page
SECTION 1. - FUND HISTORY.......................................................1
SECTION 2. - ADDITIONAL FUND INVESTMENT POLICIES................................1
SECTION 3. - INVESTMENT RESTRICTIONS AND POLICIES..............................16
SECTION 4. - MANAGEMENT OF THE FUND............................................27
SECTION 5. - PRINCIPAL HOLDERS OF SECURITIES...................................29
SECTION 6. - INVESTMENT ADVISORY AND OTHER SERVICES............................30
SECTION 7. - PORTFOLIO TRANSACTIONS AND BROKERAGE..............................33
SECTION 8. - PURCHASE, REDEMPTION, AND PRICING OF SHARES.......................35
SECTION 9. - TAXATION OF THE FUND..............................................37
SECTION 10.- CALCULATION OF PERFORMANCE DATA...................................38
SECTION 11.- FINANCIAL STATEMENTS OF THE FUND..................................40
APPENDIX A - OPTIONS AND FUTURES...............................................41
APPENDIX B - DESCRIPTION OF CORPORATE BOND RATINGS.............................42


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for The Legends Fund, Inc. dated November 1, 2000. A copy of the prospectus is available at no charge by writing to the Fund at 515 West Market Street, 8th Floor, Louisville, Kentucky 40202, or by calling 1-800-325-8583.

SECTION 1.  - FUND HISTORY


The Legends Fund, Inc. (the FUND) was incorporated in Maryland on July 22, 1992 under the name "Integrity Series Fund, Inc." The name was changed to "The Legends Fund, Inc." in November 1992. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT). It is a series-type investment company currently made up of four different portfolios (together PORTFOLIOS, and individually, a PORTFOLIO). The Board of Directors of the Fund may establish additional Portfolios at any time.

Integrity Capital Advisors, Inc. served as the investment manager to all of the Portfolios of the Fund until March 2, 2000. Effective March 3, 2000, Touchstone Advisors, Inc. (the MANAGER) serves as investment manager to all of the Portfolios of the Fund and has entered into a sub-advisory agreement with a professional adviser for each Portfolio. These advisers are individually called a SUB-ADVISER, and collectively, the SUB-ADVISERS. The Manager provides the Fund with supervisory and management services. The Manager and its parent company, The Western and Southern Life Insurance Company (WESTERN & SOUTHERN), are part of The Western-Southern Enterprise -Registered Trademark-, which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of consumers nationwide.


The Fund has four Portfolios:

   (1)  Harris Bretall Sullivan & Smith Equity Growth Portfolio
   (2)  Third Avenue Value Portfolio
   (3)  Gabelli Large Cap Value Portfolio
   (4)  Baron Small Cap Portfolio


Effective November 1, 2000, the following changes were made in three of the Fund's Portfolios:

- THIRD AVENUE VALUE PORTFOLIO -- EQSF Advisers, Inc. replaced Scudder Kemper Investments, Inc. as Sub-Adviser and the name of the Portfolio was changed from Scudder Kemper Value Portfolio to Third Avenue Value Portfolio.

- GABELLI LARGE CAP VALUE PORTFOLIO - Gabelli Asset Management Company replaced Phoenix/Zweig Advisers as Sub-Adviser and the name of the Portfolio was changed from Zweig Asset Allocation Portfolio to Gabelli Large Cap Value Portfolio.

- BARON SMALL CAP PORTFOLIO -- BAMCO, Inc. replaced Phoenix/Zweig Advisers as Sub-Adviser and the name of the Portfolio was changed from Zweig Equity (Small Cap) Portfolio to Baron Small Cap Portfolio.


SECTION 2.  - ADDITIONAL FUND INVESTMENT POLICIES

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the respective Sub-Advisers to each Portfolio, see "Management of the Fund - the Manager, Sub-Advisers and Distributor" in the Prospectus and "Investment Advisory and Other Services" in this SAI.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES AND DEPOSITORY RECEIPTS. Third Avenue Value Portfolio and Baron Small Cap Portfolio each may invest in securities of foreign issuers (up to 25% in the case of Third Avenue Value Portfolio and up to 10% in the case of Baron Small Cap Portfolio). Gabelli



280930.2

Large Cap Value Portfolio does not expect to invest in foreign securities and may reduce its holdings of such securities. Many of the foreign securities held by these Portfolios are not registered with the Securities and Exchange Commission (SEC), and their issuers are not subject to its reporting requirements. Therefore, there may be less publicly available information concerning foreign issuers of securities held by these Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those that apply to U.S. companies.

Foreign securities are also subject to generally higher commission rates of foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

Investing in securities of issuers in emerging countries, including certain Asian countries, involves certain considerations not typically associated with investing in securities of U.S. companies, including (1) restrictions on foreign investment and on repatriation of capital, (2) currency fluctuations, (3) the cost of converting foreign currency into U.S. dollars, (4) potential price volatility and lesser liquidity of shares traded on emerging country securities markets and (5) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war. In addition, accounting, auditing, financial and other reporting standards in emerging countries may not be equivalent to U.S. standards, and therefore disclosure of certain material information may not be made and less information may be available to investors investing in emerging countries than in the United States. There is also generally less governmental regulation of the securities industry in emerging countries than in the United States. Many of these countries may have less stable political environments than western democracies. It may also be more difficult to obtain a judgment in a court outside the United States.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries may, however, reduce or eliminate the amount of foreign taxes to which a Portfolio would be subject.

Each of the Gabelli Large Cap Value Portfolio, Third Avenue Portfolio and Baron Small Cap Portfolio may invest in American Depository Receipts (ADRs). Baron Small Cap Portfolio may also invest in European Depository Receipts
(EDRS) and Global Depository Receipts (GDRS) or other securities convertible into securities of foreign issuers. Generally, ADRs, in registered form, are in U.S. dollar denominations and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. For example, an ADR evidencing ownership of common stock will be treated as common stock.


EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. ADRs are not subject to the above percentage limitations. ADRs include American Depositary Shares and New York Shares. ADRs may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADRs. The depositary of an unsponsored ADR is under no obligation to distribute



280930.2
shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities.


ILLIQUID SECURITIES. Each Portfolio may invest up to 15% (10% in the case of Harris Bretall Sullivan & Smith Equity Growth Portfolio) of its net assets in illiquid securities. The term ILLIQUID SECURITIES for this purpose means securities that can't be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities. Illiquid securities include, among other things, purchased over-the-counter (OTC) options, repurchase agreements maturing in more than seven days and restricted securities other than Rule 144A securities (see below) that a Sub-Adviser has determined are liquid under guidelines established by the Fund's Board of Directors. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula described in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (1933 ACT). Restricted securities acquired by a Portfolio include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but that wouldn't be freely marketable in the United States, aren't considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities that are sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not the sole determining factor of the liquidity of these investments.

Rule 144A under the 1933 Act establishes a SAFE HARBOR from the registration requirements of the 1933 Act for the resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could adversely affect the marketability of those portfolio securities and a Portfolio might be unable to dispose of the securities promptly or at favorable prices.

The Board of Directors has delegated the function of making day-to-day determinations of liquidity to each Sub-Adviser pursuant to guidelines approved by the Board. Each Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to



280930.2



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

(1)  the frequency of trades for the security;
(2)  the number of dealers that make quotes for the security;
(3) the number of dealers that have undertaken to make a market in the security;
(4)  the number of other potential purchasers; and
(5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer).

Each Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the Board of Directors.

SECTION 4(2) PAPER. The Portfolios may invest in Commercial paper issues which include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the 1933 Act (SECTION 4(2) PAPER). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.
Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under "Illiquid Securities" above. The Portfolios' percentage limitations on investments in illiquid securities include
Section 4(2) paper other than Section 4(2) paper that the Sub-Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. The Board has delegated to the Sub-Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Sub-Advisers to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require the Sub-Advisers to perform the same monitoring and reporting functions.

U.S. GOVERNMENT SECURITIES. Each Portfolio may purchase U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates) and securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). See "Mortgage-Backed Securities" below.

MORTGAGE-BACKED SECURITIES. The Portfolios may invest in those mortgage-backed securities that are also considered to be U.S. Government securities. Baron Small Cap Portfolio has a policy limiting, to 5% of its assets, investments in mortgage-backed securities. Mortgage-backed securities include:

GNMA, FNMA AND FHLMC CERTIFICATES. As described in the Prospectus, the Portfolios may invest in U.S. Government securities, including mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates (as defined below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases PASS-THROUGH instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.



280930.2



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

Prepayments on mortgages underlying mortgage-backed securities occur when a mortgagor prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. In general, prepayments on mortgage-backed securities will be a function of the relative coupon of the mortgages, the age of the mortgages, and the general level of interest rates in the market. To a limited extent, prepayment rates and, consequently, the average life of an anticipated yield to be realized from a mortgage-backed security can be estimated using statistical models. However, because the actual prepayments of the underlying mortgages vary, it is impossible to predict exactly the yield and average life of a mortgage-backed security.

During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When a Portfolio receives prepayments on mortgage-backed securities, it may reinvest the prepaid amounts in securities the yields of which will reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the mortgage-backed security on which the prepayment is received. In addition, because payments on the underlying mortgages are passed through to the holders of the mortgage-backed securities, if a Portfolio purchases mortgage-backed securities at a premium or a discount, unless it makes certain elections, it will recognize a capital loss or gain when payments of principal are passed through to the Portfolio as a result of regular payments or prepayments on the mortgages in the underlying pool.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA Certificates. Certificates of the Government National Mortgage Association (GNMA CERTIFICATES) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Portfolios may purchase are the MODIFIED PASS-THROUGH type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the ISSUER and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration
(FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Portfolio has purchased the certificates above par in the secondary market.

FHLMC Securities. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.



280930.2



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

The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (PCS) and guaranteed mortgage certificates (GMCS). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

FNMA Securities. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA issues guaranteed mortgage pass-through certificates (FNMA CERTIFICATES). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.

COLLATERALIZED MORTGAGE OBLIGATIONS. A Collateralized Mortgage Obligation (CMO) is a security issued by a private corporation or a U.S. Government instrumentality that is backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. The Portfolios may invest in only those privately-issued CMOs that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA, and in CMOs issued by a U.S. Government agency or instrumentality.

Certain issuers of CMOs may be deemed to be investment companies under the 1940 Act. The Portfolios intend to conduct their operations in a manner consistent with this view, and therefore generally may not invest more than 10% of their respective total assets in such issuers without obtaining appropriate regulatory relief. In reliance on recent Securities and Exchange Commission (SEC) staff interpretations, the Portfolios may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. When a Portfolio acquires a security from a bank or securities broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a mutually agreed-upon time (generally within seven days) and price. The repurchase price is in excess of the purchase price by an amount reflecting an agreed-upon market rate of return, which is not tied to the coupon rate of the underlying security. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Portfolio may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Portfolio might also incur disposition costs in liquidating the security.

Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the



280930.2
other party to a repurchase agreement becomes bankrupt. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Sub-Adviser to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of those institutions under the Board's general supervision.

As a form of borrowing, Baron Small Cap Portfolio may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Portfolio sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent the Portfolio engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Portfolio to greater fluctuations in the value of its assets.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities, provided:

(1) the loans are secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily market-to-market basis in an amount at least equal to the current market value of the securities loaned;
(2) the Portfolio may at any time call the loans and obtain the return of the securities loaned;
(3) the Portfolio will receive an amount in cash at least equal to any interest or dividends paid on the loaned securities; and

(4) the aggregate market value of securities loaned will not at any time exceed 10% (33-1/3% in the case of Gabelli Large Cap Value Portfolio and 25% in the case of Baron Small Cap Portfolio) of the total assets of the Portfolio.


There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Sub-Adviser to be of good standing and when, in the judgment of the Sub-Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. During the period of the loan the Sub-Adviser will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolio will retain authority to terminate any loan at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.


BORROWING. Harris Bretall Sullivan & Smith Equity Growth Portfolio and Third Avenue Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. This is the practice known as leveraging. These two Portfolios may borrow money if immediately after such borrowing, the amount of all borrowing is not more than 20% of the market value of the respective Portfolio's assets (including the proceeds of the borrowing), less liabilities. Each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings, and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if



280930.2
disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolios' net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds. The borrowing policy is a fundamental policy.


SHORT SALES. Third Avenue Value Portfolio, Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may engage in short sales. When a Portfolio makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Portfolio replaces the borrowed security. To deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio may, but will not necessarily, receive interest on such proceeds. The Portfolio must pay to the broker any dividends or interest payable on the security until it replaces the security. Gabelli Large Cap Value Portfolio will not make short sales or maintain a short position if it would cause more than 25% of its total assets to be held as collateral.

The Portfolio's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. Government securities or other securities acceptable to the broker. In addition, the Portfolio will be required to deposit cash or U.S. Government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The Portfolio will receive the interest accruing on any U.S. Government securities held as collateral in the segregated account with the custodian. The deposits do not necessarily limit the Portfolio's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

If the price of a security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss, and if the price declines during this period, the Portfolio will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Portfolio may have to pay in connection with such short sale.

The Portfolios may enter into short sales AGAINST THE BOX. A short sale is against the box when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short.

WARRANTS. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may invest in warrants, which are basically an option to purchase securities at a specific price valid for a specific period of time. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. It should also be noted that the prices of warrants do not necessarily move parallel to the prices of the underlying securities. Other than Gabelli Large Cap Value Portfolio, a Portfolio may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those attached to other securities). It should be noted that if the market price of the underlying security never exceeds the exercise price, the Portfolio will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Portfolio will lose the purchase price and the right to purchase the underlying security.


INVESTMENT IN EQUITY SECURITIES. In selecting common stocks, the Sub-Adviser of Third Avenue Value Portfolio generally seeks issuing companies that exhibit the following characteristics:



280930.2

     (1) A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information), where debt service1 consumes a small part of such companies' cash flow.

     (2) Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders.

     (3) Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Sub-Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics.

     (4) Availability of the security at a market price which the Sub-Adviser believes is at a substantial discount to the Sub-Adviser's estimate of what the issuer is worth as a private company or as a takeover or merger and acquisition candidate.


Investing in common stock has certain risks, including the risk that the financial condition of the issuers of the Third Avenue Portfolio's securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of the Portfolio's shares). Common stocks are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by the Portfolio thus may be expected to fluctuate.


In selecting preferred stocks, the Sub-Adviser will use its selection criteria for either common stocks or debt securities, depending on the Sub-Adviser's determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer's capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.


Although the Sub-Adviser does not pay attention to market factors in making investment decisions, the Portfolio is, of course, subject to the vagaries of the markets. In particular, small-cap stocks have less market liquidity and tend to have more price volatility than larger capitalization stocks.


INVESTMENT IN DEBT SECURITIES. Third Avenue Value Fund intends its investment in debt securities to be, for the most part, in securities which the Sub-Adviser believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments for Third Avenue Value Portfolio, the Sub-Adviser requires the following characteristics:


     1)  Strong covenant protection, and

     2) Yield to maturity at least 500 basis points above that of a comparable credit.


--------------------------
1    "Debt Service" means the current annual required payment of interest and principal to creditors.



280930.2

In acquiring debt securities for the Portfolio, the Sub-Adviser generally will look for covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Sub-Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Sub-Adviser will also use its best judgment as to the most favorable range of maturities. In general, Third Avenue Value Portfolio will acquire debt issues which have a senior position in an issuer's capitalization and will avoid "mezzanine" issues such as non-convertible subordinated debentures.


The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.


ASSET-BACKED SECURITIES. Third Avenue Value Portfolio may also invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described below. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.


FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS. Third Avenue Value Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Portfolio will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Portfolio cannot or will not invest.


Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.


The Third Avenue Value Portfolio does not intend to invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.


INVESTMENT IN HIGH YIELD DEBT SECURITIES. Third Avenue Value Portfolio, Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may each invest its assets in in high yield debt securities, including those rated below Baa by Moody's Investors Service, Inc. (MOODY'S) and below BBB by Standard & Poor's Ratings Group (STANDARD & POOR'S or S&P) and unrated debt securities, commonly referred to as "junk bonds". Such securities are predominantly speculative with respect to the issuer's



280930.2
capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default.


The market price and yield of bonds rated below Baa by Moody's and below BBB by Standard & Poor's are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity and the risk of an issuer's inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.


Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors.


The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are generally not meant for short-term investing.


Third Avenue Value Portfolio may invest up to 35% of its total assets in such securities. The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities which they undertake to rate (see Appendix B for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Portfolio depends on the Sub-Adviser's credit analysis to identify investment opportunities. For the Portfolio, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.


Before investing in any high yield debt instruments, the Sub-Adviser will evaluate the issuer's ability to pay interest and principal, as well as the seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, as well as a direct relationship between the weak financial conditions of such issuers and the prospects that principal or interest may not be paid.


Third Avenue Value Portfolio may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody's of C or lower or Standard & Poor's of C1 or lower). In addition, the Portfolio may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. Defaulted securities will be purchased or retained if, in the opinion of the Sub-Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.


Gabelli Large Cap Value Portfolio may invest up to 25% of its assets in low rated and unrated corporation debt securities, although the Portfolio does not expect to invest more than 10% of its assets in such securities. The Sub-Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets,



280930.2
will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Sub-Adviser will be successful. In its evaluation, the Sub-Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.


The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Gabelli Large Cap Value Portfolio's Sub-Adviser uses these ratings as a criterion for the selection of securities for the Portfolio, the Sub-Adviser also relies on its independent analysis to evaluate potential investments for the Portfolio. The Portfolio does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.


Baron Small Cap Portfolio may invest up to 35% of its total assets in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's. The Portfolio will rely on the Sub-Adviser's judgment, analysis and experience in evaluating debt securities. The Sub-Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Sub-Adviser monitors the issuers of corporate debt securities held in the Portfolio's portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Sub-Adviser in selecting a security. The Sub-Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Portfolio of its investment objective when investing in such securities is dependent on the credit analysis of the Sub-Adviser. The Sub-Adviser could be wrong in its analysis. If the Portfolio purchased primarily higher rated debt securities, risks would be substantially reduced.


To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Baron Small Cap Portfolio may invest, there may be thin or no trading in such securities and the ability of the Sub-Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Portfolio to sell securities for which no established retail market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Portfolio's portfolio, the responsibility of the Sub-Adviser to value the Portfolio's securities becomes more difficult and the Sub-Adviser's judgment may play a greater role in the valuation of the Portfolio's securities due to a reduced availability of reliable objective data.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Third Avenue Value Portfolio may invest in loans and other direct debt instruments owed by a borrower to another party. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.


TRADE CLAIMS. Third Avenue Value Portfolio may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Portfolio, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.




280930.2



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


An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.


FOREIGN CURRENCY TRANSACTIONS. Third Avenue Value Portfolio may, from time to time, engage in foreign currency transactions in order to hedge the value of its portfolio holdings denominated in foreign currencies against fluctuations in foreign currency prices versus the U.S. dollar. These transactions include forward currency contracts, exchange listed and OTC options on currencies, currency swaps and other swaps incorporating currency hedges.


The notional amount of a currency hedged by the Portfolio will be closely related to the aggregate market value (at the time of making such hedge) of the securities held and reasonably expected to be held in its portfolio denominated or quoted in or currently convertible into that particular currency or a closely related currency. If the Portfolio enters into a hedging transaction in which the Portfolio is obligated to make further payments, its custodian will segregate cash or readily marketable securities having a value at all times at least equal to the Portfolio's total commitments.


The cost to the Portfolio of engaging in currency hedging transactions varies with factors such as (depending upon the nature of the hedging transaction) the currency involved, the length of the contract period, interest rates in foreign countries for prime credits relative to U.S. interest rates for U.S. Treasury obligations, the market conditions then prevailing and fluctuations in the value of such currency in relation to the U.S. dollar. Transactions in currency hedging contracts usually are conducted on a principal basis, in which case no fees or commissions are involved. The use of currency hedging contracts does not eliminate fluctuations in the prices in local currency of the securities being hedged. The ability of the Portfolio to realize its objective in entering into currency hedging transactions is dependent on the performance of its counterparties on such contracts, which may in turn depend on the absence of currency exchange interruptions or blockage by the governments involved, and any failure on their part could result in losses to the Portfolio. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the CODE) may cause the Portfolio to restrict the degree to which it engages in currency hedging transactions.


INVESTMENT IN RELATIVELY NEW ISSUES. Third Avenue Value Portfolio intends to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be the case.


TEMPORARY DEFENSIVE INVESTMENTS. When, in the judgment of the Sub-Adviser, a temporary defensive posture is appropriate, the Third Avenue Value Portfolio may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in the Portfolio's investment objective.




280930.2

CONVERTIBLE SECURITIES. Third Avenue Value Portfolio and Gabelli Large Cap Value Portfolio each may invest in convertible securities when it appears to its Sub-Advisor that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Sub-Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The Gabelli Large Cap Value Portfolio will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by S&P or, if unrated, judged by the Sub-Adviser to be of comparable quality. However, the Gabelli Large Cap Value Portfolio may also invest up to 25% of its assets in more speculative convertible debt securities.


Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.




In selecting convertible securities for the Gabelli Large Cap Value Portfolio, its Sub-Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Gabelli Large Cap Value Portfolio will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Sub-Adviser, the risk of default is outweighed by the potential for capital appreciation.


The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Sub-Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although each Sub-Adviser will attempt to avoid exposing the Portfolio to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.


CORPORATE REORGANIZATIONS. In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments by the Gabelli Large Cap Value Portfolio may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal



280930.2
may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.


In making such investments, the Gabelli Large Cap Value Portfolio will not violate any of its diversification requirements or investment restrictions including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Portfolio's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.


WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved (up to 5% of its assets in the case of Baron Small Cap Portfolio). In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Portfolios will only enter into a forward commitment with the intention of actually acquiring the security, the Portfolios may sell the security before the settlement date if it is deemed advisable.


Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Portfolio prior to the settlement date. The Gabelli Large Cap Value Portfolio will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.


REITS. Third Avenue Value Portfolio and Baron Small Cap Portfolio may invest in the equity securities of real estate investment trusts (REITS). A REIT is a corporation or business trust that invests in real estate and derives its income from rents from real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income. The REIT portion of the portfolio may also be affected by general fluctuations in real estate values and by defaults by borrowers or tenants.


OTHER DEBT SECURITIES. Third Avenue Value Portfolio and Baron Small Cap Portfolio may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that the Portfolio does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such



280930.2
disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.


Baron Small Cap Portfolio from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Portfolio purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Portfolio may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. (Third Avenue Portfolio may also invest in trade claims.) Some debt securities purchased by the Portfolio may have very long maturities. The length of time remaining until maturity is one factor the Sub-Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Sub-Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Portfolio may purchase loans from national and state chartered banks as well as foreign ones. The Portfolio may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Portfolio may also invest in distressed first mortgage obligations and other debt secured by real property. The Portfolio does not currently anticipate investing more than 5% of its assets in trade and other claims.


When the Sub-Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Portfolio's assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When the Portfolio's investments in cash or similar investments increase, its investment objectives may not be achieved.




SECTION 3.  -  INVESTMENT RESTRICTIONS AND POLICIES

The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its four Portfolios. For information relating to the Manager and the Sub-Advisers to each Portfolio, see "Management of the Fund - the Manager, Sub-Advisers and Distributor" in the Prospectus and "Investment Advisory and Other Services" in this SAI.

INVESTMENT LIMITATIONS. The investment restrictions set forth below are fundamental policies of each Portfolio, which cannot be changed with respect to a Portfolio without the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the 1940 Act, as the lesser of: (1)



280930.2

67% or more of the Portfolio's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Portfolio's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, no Portfolio may:

    (1) make an investment in any one industry if the investment would cause the aggregate value of the Portfolio's investment in such industry to exceed 25% of the Portfolio's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. GOVERNMENT SECURITIES), certificates of deposit and bankers' acceptances;

    (2) purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Portfolio may be invested without regard to this limitation;

    (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Portfolio that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

    (4) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Portfolio's total assets taken at cost (10% in the case of Gabelli Blue Chip Value Portfolio and Baron Small Cap Portfolio), provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Portfolio that may use options or futures strategies;

    (5) make short sales of securities or maintain a short position, except to the extent described in the Prospectus;

    (6) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

    (7) purchase or sell commodities or commodity contracts, except to the extent described in the Prospectus and this Statement of Additional Information with respect to futures and related options;

    (8)   invest in oil, gas or mineral-related programs or leases;

    (9) make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and other fixed income securities as described in the Prospectus and Statement of Additional Information shall not be deemed to be the making of a loan;



280930.2

    (10)  purchase any securities issued by any other investment company except
          (i) by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, (ii) in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company and (iii) purchases of collateralized mortgage obligations or asset-backed securities, the issuers of which are investment companies; or

    (11) borrow money or issue senior securities, except that each of Harris Bretall Sullivan & Smith Equity Growth Portfolio and Third Avenue Value Portfolio may borrow in an amount up to 10% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may borrow money from banks on an unsecured basis and may pay interest thereon in order to raise additional cash for investment or to meet redemption requests. Each of these two Portfolios may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will make no further investments until such borrowing is repaid. It is the current intention of each of these two Portfolios not to borrow money in excess of 5% of its assets. A Portfolio may pledge up to 5% (10% in the case of Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio) of its total assets as security for such borrowing. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Portfolio.

The following investment restriction may be changed by the vote of the Fund's Board of Directors without shareholder approval:

          No Portfolio will hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by Section 817(h) of the Code, and the Treasury regulations issued thereunder, on segregated asset accounts used to fund variable annuity contracts.

OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES

Each of Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may use a variety of financial instruments (HEDGING INSTRUMENTS), including certain options, futures contracts (sometimes referred to as FUTURES) and options on futures contracts, to attempt to hedge the Portfolio's investments or attempt to enhance the Portfolio's income. The particular hedging instruments are described in Appendix A to this SAI.

Hedging strategies can be broadly categorized as SHORT HEDGES and LONG HEDGES. A short hedge is a purchase or sale of a hedging instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a hedging instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option



280930.2
can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a hedging instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a hedging instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities that a Portfolio owns or intends to acquire. Hedging instruments on stock indices, by contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Hedging instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of hedging instruments is subject to certain regulations of the SEC, the options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (CFTC) and various state regulatory authorities.

In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers using these techniques expect to discover additional opportunities in connection with options, futures contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as a particular Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with the respective Portfolio's investment objectives and permitted by the respective Portfolio's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF HEDGING STRATEGIES. The use of hedging instruments involves special considerations and risks, as described below. Risks pertaining to particular hedging instruments are described in the sections that follow.

- Successful use of most hedging instruments depends upon the Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the price of individual securities. While the Sub-Advisers using these techniques are experienced in the use of hedging instruments, we can't guarantee that any particular hedging strategy adopted will succeed.

- There might be imperfect correlation, or even no correlation, between price movements of a hedging instrument and price movements of the investments being hedged. For example, if the value of a hedging instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. A lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.



280930.2

- Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either case, the Portfolio would have been in a better position had it not hedged at all.

- As described below, a Portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (I.E., hedging instruments other than purchased options). If a Portfolio were unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a hedging instrument before it expires or matures depends on there being a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, we can't guarantee that any hedging position can be closed out at a time and price that is favorable to the Portfolio.

COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either:

- an offsetting covered position in securities, currencies or other options or futures contracts; or

- cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided above. Each Portfolio will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding hedging instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or in segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

PUT, CALL AND INDEX OPTIONS. Gabelli Large Cap Value, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase put and call options listed on a national securities exchange. Put and call options are traded on the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and NYSE.

A Portfolio may purchase a call on securities to effect a CLOSING PURCHASE TRANSACTION, which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligations. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).



280930.2

Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may write call options if the calls written by any of the Portfolios are COVERED throughout the life of the option. A call is covered if a Portfolio (i) owns the optioned securities, (ii) has an immediate right to acquire such securities, without additional consideration, upon conversion or exchange of securities currently held in the Portfolio or (iii) in the case of options on certain U.S. Government securities or which are settled in cash, the Portfolio maintains, in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value sufficient to meet its obligations under the call. When a Portfolio writes a call on a security, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio loses the opportunity for any gain from an increase in the market price of the underlying security over the exercise price. If a Portfolio writes a call option that is not covered as described in (i) or (ii) above, it has not limited its risk from a potential rise in the price of the underlying security.


Gabelli Large Cap Value and Baron Small Cap Portfolio also may write listed put options. A Portfolio may write puts only if they are SECURED. Baron Small Cap Portfolio also may write OTC put options. A put is secured if a Portfolio (i) maintains in a segregated account with the custodian, cash or U.S. Government securities or other appropriate high-grade debt obligations with a value equal to the exercise price or (ii) holds a put on the same underlying security at an equal or greater exercise price. When a Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. The Portfolio may purchase a put on the underlying security to effect a CLOSING PURCHASE TRANSACTION, except in those circumstances, which are believed by the Sub-Adviser to be rare, when it is unable to do so.

OPTIONS. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "The Fund, Illiquid Securities."

When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Portfolio is recorded as an asset and subsequently adjusted to market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

A Portfolio will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Portfolio if the premium, plus commission costs, paid by it to purchase the call or put is less (or greater) than the premium, less commission costs, received by it on the sale of a call or



280930.2
put. A gain will be realized if a call or a put, which the Portfolio has written lapses unexercised, because the Portfolio would retain the premium.


Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase and sell securities index options. One effect of such transactions is to hedge all or part of the Portfolio's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

A Portfolio's successful use of options on indexes depends upon its ability to predict the direction of the market and is subject to various additional risks. See "Special Risks of Hedging Strategies" above.

Baron Small Cap Portfolio may purchase and write options on the OTC market (OTC OPTIONS). The staff of the SEC has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a PRIMARY DEALER in U.S. Government securities is the other party to an option contract written by a Portfolio and that Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is IN-THE-MONEY). Although the Sub-Advisers do not believe that OTC options are generally illiquid, pending resolution of this issue, the Portfolio will conduct its operations in conformity with the views of the SEC staff.

Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the CONTRA PARTY) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction.

Generally, the OTC debt and foreign currency options are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, we can't guarantee that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the



280930.2
event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

New forms of option instruments are continuing to evolve and each of the Portfolios named above may invest in such new option instruments and variations of existing option instruments, subject to such Portfolio's investment restrictions. Each of Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets. Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio will each attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.

The Fund's custodian, or a securities depository acting for it, will act as escrow agent as to the securities on which a Portfolio has written puts or calls, or as to other securities acceptable for such escrow, so that no margin deposit will be required of the Portfolio. Until the underlying securities are released from escrow, they cannot be sold by the Portfolio.

LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the Fund's Board of Directors without shareholder vote:

- Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets; and


- Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio will attempt to limit losses from all options transactions to 5% of its average net assets per year, or cease options transactions until in compliance with the 5% limitation, but there can be no absolute assurance of adherence to these limits.


FUTURES CONTRACTS AND RELATED OPTIONS. Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. Gabelli Large Cap Value Portfolio, Third Avenue Value Portfolio and Baron Small Cap Portfolio may purchase and sell stock index futures contracts and Gabelli Large Cap Value Portfolio and Baron Small Cap Portfolio may purchase options on such contracts solely for the purpose of hedging against the effect that changes in general market conditions, interest rates and conditions affecting particular industries may have on the values of securities held in each such Portfolio's portfolio, or which it intends to purchase, and not for the purpose of speculation.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Portfolio holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Portfolio's



280930.2
securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, the Sub-Adviser might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the costs of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if the market price declines, the Portfolio would pay more than the market price for the underlying securities. The net cost to the Portfolio would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

There is no assurance that it will be possible, at any particular time, to close a futures position. In the event that a Portfolio could not close a futures position and the value of the position declined, the Portfolio would be required to continue to make daily cash payments of maintenance margin. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to conditions in the futures markets because futures markets may have daily market price movement limits for futures contracts. Where futures contracts are purchased to hedge against an increase in the price of long-term securities, but the long-term market declines and a Portfolio does not invest in long-term securities, the Portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of long-term securities in a Portfolio, but the long-term market advances, the Portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions. Successful use of futures contracts by a Portfolio is subject to the Sub-Adviser's ability to predict correctly movements in the direction of interest rates, currency exchange rates, market prices and other factors affecting markets for debt securities.

A Portfolio may not enter into futures contracts or purchase or write related options unless it complies with rules and interpretations of the Commodity Futures Trading Commission (CFTC) which require, among other things, that futures and related options be used solely for BONA FIDE HEDGING purposes, as defined in CFTC regulations or, alternatively, that the Portfolio will not enter into futures and related options transactions if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Portfolio's total assets (calculated in accordance with CFTC regulations).

FUTURES. The purchase of futures or call options on those futures can serve as a long hedge, and the sale of futures or the purchase of put options on those futures can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

Futures strategies also can be used to manage the average duration of a Portfolio. If the Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option on a futures contract, or purchase a put option on that futures contract. If the Sub-Adviser wishes



280930.2
to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option on a futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option on a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Portfolio will trade options on futures on any exchange or board of trade unless, in the Sub-Adviser's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are



280930.2
subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.

LIMITATIONS ON THE USE OF FUTURES. A Portfolio will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and margin and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets. This guideline can be changed by the Fund's Board of Directors without shareholder vote. This guideline does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures and related options transactions. For purposes of this guideline, options on futures contracts and foreign currency options traded on a commodities exchange will be considered related options.

In addition, the Fund has represented to the CFTC that it:

- will use future contracts, options on futures contracts and foreign currency options traded on a commodities exchange solely in bona fide hedging transactions or, alternatively

- will not enter into futures contracts, options on futures contracts or foreign currency options traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of a Portfolio's total assets (calculated in accordance with CFTC regulations).

FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. The Third Avenue Value Portfolio, Gabelli Large Cap Value Portfolio and the Baron Small Cap Portfolio may use options and futures on foreign currencies, and foreign currency forward contracts as described below to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. These currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. These hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Portfolios might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or when those hedging instruments are more expensive than certain other hedging instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which the Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.



280930.2

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the hedging instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

SECTION 4.  - MANAGEMENT OF THE FUND

Under Maryland law and the Fund's Articles of Incorporation and by-laws, the business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.

Shareholders have the right to vote on the election of members of the Board of Directors of the Fund, on any other matters on which they may be legally entitled to vote, and on any other business that may properly come before a meeting of shareholders. On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolios are required. The Fund does not hold annual meetings of shareholders. Each share of a Portfolio has equal voting, dividend and liquidation rights.

The Board of Directors is responsible for overseeing the management of the Fund's business and affairs and plays a vital role in protecting the interests of the shareholders. Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund operations. The names, addresses, and ages of the Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are set forth below.

NAME, AGE & ADDRESS                POSITION WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                   THE FUND
John R. Lindholm (51)*             Chairman of      President of Integrity Life Insurance Company since 1993; President of
515 W. Market Street               the Board of     National Integrity Life Insurance Company since September 1997;
Louisville, KY 40202               Directors        Executive Vice President - Chief Marketing Officer of ARM Financial
                                                    Group (ARM) from July 1993 to March 2000; Chairman and Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to
                                                    December 1996.


                                       27

NAME, AGE & ADDRESS                POSITION WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                   THE FUND
Chris LaVictoire Mahai (45)        Director         CEO, Aveus, an interactive strategy and development firm firm, since
244 North First Avenue                              July 1999; President, clavm, inc., a management consulting group, since
Minneapolis, MN 55401                               June 1998; Fellow, Poynter Institute for Media Studies, since June
                                                    1998; Board Member (Cowles Media) Star Tribune Foundation from
                                                    September 1992 to June 1998; Senior Vice President, Cowles Media
                                                    Company/Star Tribune from August 1993 to June 1998; Director of the mutual funds in the State Bond Group of mutual funds from June 1984 to
                                                    December 1996.

William B. Faulkner (73)           Director         President, William Faulkner & Associates, LLC (international trade
240 East Plato Blvd.                                business) since 1986; Director of the mutual funds in the State Bond
St. Paul, MN 55107                                  Group of mutual funds from 1980 to December 1996; Manager, Carroll
                                                    Family, LLC (commercial land development business) since 1996.

Irvin W. Quesenberry, Jr. (51)     Director         Retired; Founder and Managing Director of National Asset Management
35 Brownsboro Hill Road                             Corporation (investment counseling firm) from 1979 to 1995; Member of
Louisville, KY 40207                                Louisville Community Foundation Investment Committee; Board member of
                                                    Louisville Water Company since 1986.

John Katz (62)                     Director         Managing partner, Associated Mezzanine Investors, LLC since March 2000;
10 Hemlock Road                                     Director, Nations Flooring, Inc. since March 1998; Investment banker
Hartsdale, NY 10530                                 since January 1991; Director of the mutual funds in the State Bond
                                                    Group of mutual funds from June 1995 to December 1996.

Edward J. Haines (54)              President        Senior Vice President of Marketing for Integrity Life Insurance Company
515 W. Market Street                                since March 2000; Senior Vice President of Marketing for ARM from
Louisville, KY 40202                                December 1993 to March 2000.

Kevin L. Howard (36)               Secretary        Senior Vice President and Counsel of Integrity Life Insurance Company
515 W. Market Street                                since March 2000; Senior Vice President and Counsel of ARM from October
Louisville, KY 40202                                1998 to March 2000; Assistant General Counsel of ARM from January 1994 until October 1998.

Don W. Cummings (36)               Controller       Chief Financial Officer of Integrity Life Insurance Company since March
515 W. Market Street                                2000; Chief Financial Officer-Retail Business Division of ARM from
Louisville, KY 40202                                November 1996 to March 2000; Strategic Initiatives Officer of ARM from
                                                    April 1996 until November 1996; Controller of ARM from November 1993 until April 1996.




280930.2

* Mr. Lindholm is an INTERESTED PERSON as defined in the 1940 Act by virtue of his position with ARM.

The Fund pays Directors who are not INTERESTED PERSONS of the Fund fees for serving as Directors. During the fiscal year ended June 30, 2000 the Fund paid the Directors who are not interested persons of the Fund a combined total of $39,000 exclusive of expenses. Because the Manager and the Sub-Advisers perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager, Integrity, National Integrity or a Sub-Adviser receives any compensation from the Fund for acting as a Director or officer.


The following table sets forth for the fiscal year ended June 30, 2000, compensation paid by the Fund to the non-interested Directors. Directors who are interested persons, as defined in the 1940 Act, receive no compensation from the Fund.


                                                             Pension or
                                                             Retirement                                Total
                                                              Benefits           Estimated          Compensation
                                          Aggregate          Accrued as            Annual            From Fund
                                        Compensation        Part of Fund        Benefits Upon         Paid to
           Name of Director               From Fund           Expenses           Retirement          Directors
           ----------------               ----------          ---------          ----------          ---------
William B. Faulkner                        $12,000               None                N/A              $12,000

John Katz                                  $12,000               None                N/A              $12,000

Irvin W. Quesenberry, Jr.                  $ 3,000               None                N/A              $ 3,000

Chris L. Mahai                             $12,000               None                N/A              $12,000




* Directors Faulkner, Katz and Mahai also received $3,000 each for Special Meetings of the Fund held in September and November 1999. This compensation was paid by the Manager, not the Fund.

CODE OF ETHICS. The Fund, the Manager, each Sub-Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (the CODE). Persons subject to the Code may not purchase securities in which the Fund or the Portfolios may invest unless their purchases have been precleared in accordance with the Code and do not occur within certain black-out periods imposed under the Code.


SECTION 5.  - PRINCIPAL HOLDERS OF SECURITIES

All of the outstanding shares of common stock of each Portfolio are owned by Integrity Life Insurance Company's Separate Account II and National Integrity Life Insurance Company's Separate Account II.

The address of the Administrative Office of Integrity Life Insurance Company is 515 West Market Street, Louisville, Kentucky 40202. The address of the Administrative Office of National Integrity Life Insurance Company is 15 Matthews Street, Suite 200, Goshen, NY 10924.

As of June 30, 2000 , the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of each Portfolio of the Fund.




280930.2

SECTION 6.  - INVESTMENT ADVISORY AND OTHER SERVICES


Touchstone Advisors, Inc., 311 Pike Street, Cincinnati, Ohio 45202 (MANAGER), serves as investment manager to all the Portfolios of the Fund. Western & Southern, the parent of the Manager, is, together with the Manager, part of The Western-Southern Enterprise -Registered Trademark- (the ENTERPRISE), which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services for millions of customers nationwide. (The Manager is 100% owned by IFS Financial Services, Inc., 311 Pike Street, Cincinnati, Ohio 45202, a direct subsidiary of Western & Southern.) As of June 30, 2000, the Enterprise owned and managed assets of approximately $25 billion and the Manager managed assets of approximately $1.5 billion (on a consolidated basis).

The Manager acts as the investment manager of each Portfolio pursuant to a management agreement with the Fund (MANAGEMENT AGREEMENT). Under the Management Agreement, the Fund pays the Manager a fee for each Portfolio computed daily and payable monthly, according to the schedule set forth in the Prospectus. The Manager is then responsible under the Management Agreement for paying each Sub-Adviser the sub-advisory fees payable.

Until April 4, 2000, Integrity Capital Advisors, Inc. served as investment manager to the Fund, when the management responsibilities were [assumed] by the Manager on the same terms and conditions. For the fiscal years ended June 30, 1998, 1999 and 2000 each Portfolio paid the Manager management fees in the amounts set forth below:


                                                              Management Fee for Fiscal Year Ended
                                                              ------------------------------------

Portfolio                                             June 30, 1998           June 30, 1999           June 30, 2000
----------                                            -------------           -------------           -------------
Harris Bretall Sullivan & Smith Equity Growth
Portfolio                                                $    199,561          $   280,242               $  348,422

Third Avenue Value Portfolio                             $    228,476          $   297,742               $  207,748

Gabelli Large Cap Value Portfolio                        $    394,520          $   324,109               $  177,505

Baron Small Cap Portfolio                                $    135,678          $   129,719               $   84,455


Pursuant to the Management Agreement with the Fund, the Manager is responsible for general supervision of the Sub-Advisers, subject to general oversight by the Fund's Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administer the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's custodians or transfer and dividend disbursing agent.

Under the terms of the Management Agreement, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by the Manager or Touchstone Securities Corporation, the Fund's distributor. General expenses of the Fund that are not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable. In addition to the expenses



280930.2
listed in the Prospectus, expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following):

- filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal or state securities laws and maintenance of those registrations and qualifications;

-  taxes and governmental fees;

- expenses of setting in type and providing a camera-ready copy of prospectuses, statements of additional information and supplements, and reports and proxy materials for existing shareholders; and

- any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or a Portfolio.

The Manager voluntarily limits the expenses of each Portfolio, other than for brokerage commissions and the investment management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield or total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios. For the fiscal years ended June 30, 1998 and 1999 and 2000 the Portfolios received reimbursements in the amounts set forth below:


                                                                Amount Reimbursed for Fiscal Year Ended
                                                                ---------------------------------------

Portfolio                                                June 30, 1998       June 30, 1999        June 30, 2000
---------                                                -------------       -------------        -------------
Harris Bretall Sullivan & Smith Equity Growth                 --                   --                  --
Portfolio

Third Avenue Value Portfolio                                  --                   --                  --

Gabelli Large Cap Value Portfolio                             --                   --                  --

Baron Small Cap Portfolio                                   $5,527              $12,007              $56,672

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Manager, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations under the Management Agreement.

The Management Agreement may be renewed from year to year after its initial two-year term so long as its continuance is specifically approved at least annually by the Fund's Board of Directors in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by the Fund or the Manager upon 60 days' prior written notice.

The Manager has entered into a Sub-Advisory Agreement with Sub-Advisers for each Portfolio. A description of each Sub-Adviser is included in the Prospectus. See "Management of the Fund - the Manager, Sub-Advisers and Distributor." Each Sub-Advisory Agreement provides that the Sub-Adviser will furnish investment advisory services in connection with the management of each respective



280930.2

Portfolio. In connection with the Sub-Advisory Agreement, the Sub-Adviser is obligated to keep certain books and records of the Fund and the Manager supervises each Sub-Adviser's performance. Each Sub-Adviser is paid by the Manager, not the Fund, in accordance with the schedule set forth in the Prospectus.

For the fiscal years ended June 30, 1998, 1999 and 2000 the Manager or its predecessor paid the Sub-Advisers sub-advisory fees in respect of each Portfolio in the amounts set forth below:


                                                     Amount of Sub-Advisory Fee for Fiscal Year Ended
                                                     ------------------------------------------------

Portfolio                                             June 30, 1998           June 30, 1999           June 30, 2000
---------                                             -------------           -------------           -------------
Harris Bretall Sullivan & Smith Equity Growth
Portfolio                                                $    141,321          $   173,912               $  214,414

Third Avenue Value Portfolio*                            $    161,781          $   185,015               $  127,885

Gabelli Large Cap Value Portfolio*                       $    312,874          $   234,961               $  128,198

Baron Small Cap Portfolio*                               $    111,641          $    99,442               $   64,347


*Until October 31, 2000, the Portfolio's previous sub-adviser furnished investment advisory services.

Each Sub-Advisory Agreement may be renewed from year to year after its initial two-year term so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Sub-Advisory Agreement may be terminated by the Fund, the Manager or the respective Sub-Adviser upon 60 days' prior written notice.

COUNSEL. The law firm of Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, acts as counsel to the Fund.


CUSTODIAN. Investors Fiduciary Trust Company (IFTC), 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the assets of all of the Portfolios.

TRANSFER AGENT, DIVIDEND AGENT AND RECORDKEEPING AGENT. IFTC also acts as transfer agent, dividend disbursing agent and recordkeeping agent.

AUDITORS. Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors for the Fund.

DISTRIBUTOR. Touchstone Securities Corporation, 311 Pike Street, Cincinnati, Ohio 45202 serves as distributor for shares of the Fund. Touchstone Securities Corporation receives no compensation for serving as distributor.




280930.2

SECTION 7.  - PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Fund's Board of Directors, each Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for that particular Portfolio. As a general matter in executing portfolio transactions, each Sub-Adviser may employ or deal with the brokers or dealers who, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Adviser will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio that invests in securities traded in the OTC markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

Certain of the Sub-Advisers are affiliated with registered broker-dealers. From time to time, a portion of one or more Portfolios' brokerage transactions may be conducted with affiliated broker-dealers, subject to the criteria for allocation of brokerage described above. The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any broker-dealers by any Portfolio with which they are affiliated are fair and reasonable. Also, due to securities law limitations, the Portfolios will limit purchases of securities in a public offering if an affiliated broker-dealer is a member of the syndicate for that offering. No Portfolio may enter into a transaction with an affiliate of the Manager, Integrity, National Integrity or a Sub-Adviser acting as principal for its own account.

For the fiscal years ended June 30, 1998, 1999 and 2000 the Fund paid the following brokerage commissions with respect to each of the Portfolios:


                                            Brokerage Commissions Paid During the Fiscal Year Ended
                                            -------------------------------------------------------

Portfolio                                             June 30, 1998           June 30, 1999           June 30, 2000
---------                                             --------------          --------------          -------------
Harris Bretall Sullivan & Smith Equity Growth
Portfolio                                                $     30,772          $    21,926            $     32,104

Third Avenue Value Portfolio*                            $     51,642          $    42,712            $     47,204

Gabelli Large Cap Value Portfolio*                       $     48,874          $    33,966            $     32,851

Baron Small Cap Portfolio*                               $     25,868          $    43,452            $     24,142



* Until October 31, 2000 the Portfolio's previous sub-adviser furnished investment advisory services.



280930.2

For the fiscal years ended June 30, 1998, 1999, and 2000 the Fund paid the following brokerage commissions with respect to each of the Portfolios to broker-dealers who are (or were) affiliated persons of those Portfolios. Also presented below for the fiscal years ended June 30, 1998, 1999 and 2000 were the brokerage commissions paid to those broker-dealers as a percentage of the combined brokerage commissions paid by each Portfolio and as a percentage of the combined dollar amount of portfolio transactions involving the payment of commissions engaged in by that Portfolio.


                     Fiscal Year Ended June 30, 1998          Fiscal Year Ended June 30, 1999   Fiscal Year Ended June 30, 2000
                     --------------------------------         -------------------------------   -------------------------------


                                   Brokerage Commissions               Brokerage Commissions             Brokerage Commissions


                                                                                    As a                                As a
                                                     As a                           Percentage of                      Percentage
                                                  Percentage of          As a         Portfolio           As a         of Portfolio
  Affiliated                          As a         Portfolio          Percentage of Transactions       Percentage     Transactions
 Broker-Dealer                     Percentage of  Transactions          Aggregate     Involving        of Aggregate    Involving
 ------------- Portfolio    Paid    Aggregate      Involving     Paid   Commission    Commissions  Paid  Commission     Commission
               ---------    -----  Commission     Commissions    -----  ----------    -----------  ----- -----------    ----------
                             ($)   ----------     -----------     ($)                               ($)
                             ---                                  ---                               ---
Zweig         Gabelli Large
Securities    Cap Value
Corporation   Portfolio (b)   583        1%         --(a)          n/a        n/a          n/a      n/a       n/a           n/a

              Baron Small
              Cap
              Portfolio (b)
                               17     --(a)         --(a)          n/a         n/a         n/a      n/a       n/a           n/a


--------------------------
    (a)   Less than 1%.
    (b) Until October 31, 2000, Phoenix/Zweig Advisers served as the Portfolio's Sub-Adviser.


Transactions in futures contracts are executed through futures commission merchants (FCMS) who receive brokerage commissions for their services. The procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of certain broker-dealers that are affiliated with the Sub-Advisers, are similar to those in effect with respect to brokerage transactions in securities.

The Sub-Advisers may select broker-dealers who provide them with research services (including statistical and economic data and market reports). A Portfolio may pay these broker-dealers commissions that are more than those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided. Research services furnished by brokers through which a Portfolio effects securities transactions may be used by the Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to the Sub-Adviser by brokers in connection with other funds or accounts the Sub-Adviser advises may be used by the Sub-Adviser in advising a Portfolio. Information and research received from these brokers will be in addition to, and not instead of, the services required to be performed by each Sub-Adviser under the Sub-Advisory Agreements. The Portfolios may buy and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions will not be directed to dealers solely on the basis of research services provided.



280930.2

Investment decisions for each Portfolio and for other investment accounts managed by each Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Portfolio and one or more other accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Portfolio and such other account(s) as to amount, according to a formula deemed equitable to the Portfolio and the other account(s). While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Portfolio is concerned, or on its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

PORTFOLIO TURNOVER. For reporting purposes, a Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the securities owned by the Portfolio during the fiscal year. Securities that, at the time of purchase, were scheduled to mature in one year or less are excluded. Each Sub-Adviser will adjust the Portfolio's assets as it deems advisable in view of current or anticipated market conditions, and portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable for a Portfolio to purchase or sell securities.

The options activities of a Portfolio may affect its turnover rate, the amount of brokerage commissions paid by a Portfolio and the realization of net short-term capital gains. High portfolio turnover results in greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses.
See "Purchase, Redemption and Pricing of Shares" and "Taxation of the Fund."

The exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thereby increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those that would apply to direct purchases or sales of portfolio securities.

SECTION 8.  - PURCHASE, REDEMPTION, AND PRICING OF SHARES

The separate accounts of Integrity and National Integrity buy and sell shares of each Portfolio on each day on which the New York Stock Exchange (NYSE) is open for trading (a BUSINESS DAY). Purchases and sales will be based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the contracts. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of trading (generally 4:00 p.m., Eastern time) on that Business Day. Payment for redemptions is made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period:

- when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC;



280930.2

- when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or

-  as the SEC may otherwise permit.

The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

VALUATION OF SHARES

The net asset value for the shares of each Portfolio will be determined on each day the NYSE is open for trading. The net assets of each Portfolio are valued as of the close of the NYSE, which generally is 4:00 p.m., Eastern Time, on each Business Day. Each Portfolio's net asset value per share is calculated separately.

For all Portfolios, the net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Portfolio. Securities holdings which are traded on a U.S. or foreign securities exchange are valued at the last sale price on the exchange where they are primarily traded or, if there has been no sale since the previous valuation, at the mean between the current bid and asked prices. OTC securities for which market quotations are readily available are valued at the mean between the current bid and asked prices. Bonds and other fixed-income securities are valued using market quotations provided by dealers, including the Sub-Advisers and their affiliates, and also may be valued on the basis of prices provided by a pricing service when the Board of Directors believes that such prices reflect the fair market value of such securities. Money market instruments are valued at market value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.



280930.2

SECTION 9.  - TAXATION OF THE FUND

Shares of the Portfolios are currently offered only to Integrity and National Integrity separate accounts that fund variable annuity contracts. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify (or to continue to qualify) for treatment as a regulated investment company
(RIC) under the Code, each Portfolio must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) for such taxable year and must meet several additional requirements. With respect to each Portfolio, these requirements include the following:

- the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock or securities or those currencies (INCOME REQUIREMENT);

- at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer;

- at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and

- the Portfolio must distribute during its taxable year at least 90% of its investment company taxable income plus 90% of its net tax-exempt interest income, if any.

As long as the Portfolio is qualified as a registered investment company, it won't be subject to federal income tax on the earnings that it distributes to shareholders.

Each Portfolio intends to comply with the asset diversification regulations prescribed by the U.S. Treasury Department under the Code. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio may not be treated as annuity, endowment or life insurance contracts under the Code. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Portfolio under the regulations.

The use of hedging and related income strategies, such as writing and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by each Portfolio eligible to use such strategies. Income from the disposition of foreign currencies and income from transactions in options, futures and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

Dividends, interest and other income derived by a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on that Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.



280930.2

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities.

SECTION 10.  - CALCULATION OF PERFORMANCE DATA

Performance information is computed separately for each Portfolio in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total return with respect to the shares of a Portfolio is a measure of the change in value of an investment in a Portfolio over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Portfolio's shares immediately rather than paid to the investor in cash. The formula for total return with respect to a Portfolio's shares used herein includes four steps:

- adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested;

- calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period;

-  assuming redemption at the end of the period; and

- dividing this account value for the hypothetical investor by the initial $1,000 investment.

Average annual total return is measured by annualizing total return over the period.

PERFORMANCE COMPARISONS. Each Portfolio may from time to time include the total return, the average annual total return and yield of its shares in advertisements or in information furnished to shareholders. Any statements of a Portfolio's performance will also disclose the performance of the respective separate account issuing the contracts.

Each Portfolio may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Portfolio may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS.

Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, including, but not limited to BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.

The performance figures described above may also be used to compare the performance of a Portfolio's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Portfolios may compare performance:



280930.2

The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The NYSE composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the NYSE.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index is an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The 50/50 Index assumes a static mix of 50% of the S&P 500 and 50% of the Lehman Brothers Government/Corporate Bond Index.

Other Composite Indices: 70% S&P 500 and 30% NASDAQ Industrial Index; 35% S&P 500 and 65% Salomon Brothers High Grade Bond Index; and 65% S&P 500 and 35% Salomon Brothers High Grade Bond Index.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.



280930.2

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with:

- that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

-  IBC/Donoghue's Money Fund Report;

- other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI; or

- data developed by the Manager or any of the Sub-Advisers derived from such indices or averages.


SECTION 11.  - FINANCIAL STATEMENTS OF THE FUND

Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, serves as independent auditors of the Fund. Ernst & Young LLP audits the financial statements prepared by Fund management on an annual basis and expresses an opinion on such financial statements based on their audits.

The financial statements for the fiscal year ended June 30, 2000 included in this SAI have been audited by Ernst & Young LLP independent auditors as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



280930.2

                                                                      APPENDIX A

                               OPTIONS AND FUTURES


Certain Portfolios may use the following Hedging Instruments:


OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract under which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time before the expiration of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency upon payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTIONS ON SECURITIES INDEXES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

STOCK INDEX FUTURES CONTRACTS -- A stock index futures contract is a bilateral agreement under which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rates and foreign currency futures contracts are bilateral agreements under which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.



280930.2

                                                                      APPENDIX B


                      DESCRIPTION OF CORPORATE BOND RATINGS


STANDARD & POOR'S RATINGS GROUP


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.    Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

       AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

       A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.



280930.2

       B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

       CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

       CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

       C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

       C1 - The rating "C1" is reserved for income bonds on which no interest is being paid.

       D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC.


       Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

       A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.




280930.2

       Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.




280930.2

                             The Legends Fund, Inc.


                                  Annual Report

                                  June 30, 2000




                                    Contents

Report of Independent Auditors................................................ 2
Financial Statements, Financial Highlights, and Schedules of
  Investments:
     Harris Bretall Sullivan & Smith Equity Growth Portfolio.................. 3
     Scudder Kemper Value Portfolio........................................... 7
     Zweig Asset Allocation Portfolio.........................................12
     Zweig Equity (Small Cap) Portfolio.......................................17
Notes to Financial Statements.................................................25
Portfolio Performance.........................................................37


















THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE FUND NOR TOUCHSTONE SECURITIES, INC., THE PRINCIPAL UNDERWRITER FOR FUND SHARES, IS A BANK AND FUND SHARES ARE NOT BACKED OR GUARANTEED BY ANY BANK OR INSURED BY THE FEDERAL DEPOSITORY INSURANCE CORPORATION.

                         Report of Independent Auditors

The Shareholders and Board of Directors
The Legends Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The Legends Fund, Inc. (the Fund) (comprised of the Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation and Zweig Equity (Small Cap) portfolios), including the schedules of investments, as of June 30, 2000, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at June 30, 2000, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at June 30, 2000, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.


                                                  /s/Ernst & Young LLP

Kansas City, Missouri
August 9, 2000

             HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

                       Statement of Assets and Liabilities

                                  June 30, 2000

ASSETS
   Investments in securities, at value (cost $32,210,052)--See accompanying schedule                   $  57,187,855
   Dividends and interest receivable                                                                          10,749
                                                                                                     ------------------
      Total assets                                                                                        57,198,604

LIABILITIES
   Accounts payable and accrued expenses                                                                      45,254
   Redemptions payable                                                                                       273,874
                                                                                                     ------------------
      Total liabilities                                                                                      319,128
                                                                                                     ------------------
NET ASSETS                                                                                             $  56,879,476
                                                                                                     ==================

Net Assets consist of:
   Paid-in capital                                                                                     $  22,929,994
   Accumulated undistributed net realized gain on investments                                              8,971,679
   Net unrealized appreciation on investments                                                             24,977,803
                                                                                                     ------------------

NET ASSETS, for 1,880,597 shares outstanding                                                           $  56,879,476
                                                                                                     ------------------
                                                                                                     ------------------

NET ASSET VALUE, offering and redemption price per share                                               $       30.25
                                                                                                     ------------------
                                                                                                     ------------------

                             Statement of Operations

                            Year Ended June 30, 2000

INVESTMENT INCOME
   Dividends                                                                                           $    266,021
   Interest                                                                                                  63,058
                                                                                                     ------------------
      Total investment income                                                                               329,079

EXPENSES
  Investment advisory and management fees                                                                   348,422
  Custody and accounting fees                                                                               144,729
  Professional fees                                                                                          21,911
  Directors' fees and expenses                                                                               12,249
  Other expenses                                                                                             13,121
                                                                                                     ------------------
     Total expenses                                                                                         540,432
                                                                                                     ------------------
Net investment loss                                                                                        (211,353)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                                                        9,414,873
  Net unrealized depreciation for the year on investments                                                  (932,936)
                                                                                                     ------------------
Net realized and unrealized gain on investments                                                           8,481,937
                                                                                                     ------------------

  Net increase in net assets resulting from operations                                                 $  8,270,584
                                                                                                     ------------------
                                                                                                     ------------------

SEE ACCOMPANYING NOTES.

             HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO

                       Statements of Changes in Net Assets

                                                                                             YEAR ENDED JUNE 30,
                                                                                           2000               1999
                                                                                      --------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment loss                                                                $    (211,353)        $    (126,103)
   Net realized gain on investments                                                       9,414,873             1,150,781
   Net unrealized appreciation (depreciation) for the year on investments                  (932,936)           12,820,070
                                                                                      --------------------------------------
      Net increase in net assets resulting from operations                                8,270,584            13,844,748

Distributions to shareholders from:
   Net realized gain                                                                     (1,073,245)           (4,108,321)
                                                                                      --------------------------------------
      Total distributions to shareholders                                                (1,073,245)           (4,108,321)

Capital share transactions:
   Proceeds from sales of shares                                                         15,302,142            13,015,410
   Proceeds from reinvested distributions                                                 1,073,245             4,108,321
   Cost of shares redeemed                                                              (22,121,619)           (9,093,677)
                                                                                      --------------------------------------
      Net increase (decrease) in net assets resulting from share transactions            (5,746,232)            8,030,054
                                                                                      --------------------------------------

Total increase in net assets                                                              1,451,107            17,766,481

NET ASSETS
Beginning of period                                                                      55,428,369            37,661,888
                                                                                      --------------------------------------

End of period                                                                         $  56,879,476         $  55,428,369
                                                                                      --------------------------------------
                                                                                      --------------------------------------

OTHER INFORMATION
Shares:
   Sold                                                                                     545,381               575,275
   Issued through reinvestment of distributions                                              44,729               180,671
   Redeemed                                                                                (841,749)             (407,703)
                                                                                      --------------------------------------
      Net increase (decrease)                                                              (251,639)              348,243
                                                                                      --------------------------------------
                                                                                      --------------------------------------

SEE ACCOMPANYING NOTES.

             Harris Bretall Sullivan & Smith Equity Growth Portfolio

                              Financial Highlights

                                                                            YEAR ENDED JUNE 30,
                                             -----------------------------------------------------------------------------------
                                                 2000 (b)           1999            1998          1997         1996
                                             -----------------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                    $ 26.00           $  21.11        $  17.53      $  14.49     $  12.85
Income from investment operations:
   Net investment income (loss)                   (0.05)             (0.06)              - (a)      0.02            - (a)
   Net realized and unrealized
      gain on investments                          4.83               7.17            4.90          4.13         1.74
                                             -----------------------------------------------------------------------------------
   Total from investment
      operations                                   4.78               7.11            4.90          4.15         1.74

Less distributions:
   From net investment income                         -                  -           (0.02)            - (a)    (0.01)
   From net realized gain                         (0.53)             (2.22)          (1.30)        (1.11)       (0.09)
                                             -----------------------------------------------------------------------------------
   Total distributions                            (0.53)             (2.22)          (1.32)        (1.11)       (0.10)
                                             -----------------------------------------------------------------------------------

Net asset value, end of period                  $ 30.25           $  26.00        $  21.11      $  17.53     $  14.49
                                             -----------------------------------------------------------------------------------
                                             -----------------------------------------------------------------------------------

TOTAL RETURN                                      18.89%             35.19%          29.11%        30.23%       13.59%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                               $56,879            $55,428        $ 37,662      $ 28,815     $ 23,810
Ratio of expenses to average
   net assets                                      1.01%              0.96%           0.95%         1.03%        1.04%
Ratio of net investment income
   (loss) to average net assets                   (0.39%)            (0.29%)         (0.01%)        0.14%        0.03%
Portfolio turnover rate                              40%                27%             57%           46%          58%

(a) Less than $0.01 per share.
(b) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment adviser for the Fund.

             Harris Bretall Sullivan & Smith Equity Growth Portfolio

                             Schedule of Investments

                                  June 30, 2000

COMMON STOCKS (97.5%)                                                  Number
                                                                      of Shares                 Value
                                                                   ---------------         ---------------
BASIC CHEMICAL, PLASTICS & SYNTHETICS (10.5%)
     Bristol-Myers Squibb Company                                       13,100                $  763,075
     Colgate-Palmolive Company                                          20,000                 1,197,500
     Genentech, Inc. (a)                                                 8,100                 1,393,200
     Pfizer, Inc.                                                       32,000                 1,536,000
     Schering-Plough Corporation                                        21,400                 1,080,700
                                                                                           ---------------
                                                                                               5,970,475
BUSINESS SERVICES (12.8%)
     America Online, Inc. (a)                                           21,900                 1,155,225
     Broadvision, Inc. (a)                                              26,800                 1,359,261
     Interpublic Group Companies, Inc.                                  24,800                 1,066,400
     Microsoft Corporation (a)                                          19,000                 1,519,406
     Sun Microsystems, Inc. (a)                                         12,000                 1,091,625
     Yahoo, Inc. (a)                                                     9,300                 1,152,328
                                                                                           ---------------
                                                                                               7,344,245
COMMUNICATIONS (4.8%)
     Qwest Communications (a)                                           23,000                 1,142,813
     SBC Communications, Inc.                                           15,000                   648,750
     Worldcom, Inc. (a)                                                 21,300                   977,803
                                                                                           ---------------
                                                                                               2,769,366
DEPOSITORY INSTITUTIONS (3.9%)
     Citigroup, Inc.                                                    22,900                 1,379,725
     Wells Fargo Company                                                21,600                   837,000
                                                                                           ---------------
                                                                                               2,216,725
ELECTRICAL & ELECTRONIC MACHINERY (14.3%)
     General Electric Company                                           44,400                 2,353,200
     Intel Corporation                                                  15,600                 2,085,038
     Lucent Technologies, Inc.                                          16,700                   989,475
     PMC Sierra, Inc. (a)                                                7,000                 1,243,594
     Texas Instruments, Inc.                                            21,800                 1,497,388
                                                                                           ---------------
                                                                                               8,168,695
FABRICATED METAL PRODUCTS (1.4%)
     Illinois Tool Works, Inc.                                          14,400                   820,800

FOOD AND KINDRED PRODUCTS (2.4%)
     Coca-Cola Company                                                  23,800                 1,367,013

GENERAL MERCHANDISE STORES (3.5%)
     Target Corporation                                                 15,500                   899,000
     Wal-Mart Stores, Inc.                                              19,300                 1,112,163
                                                                                           ---------------
                                                                                               2,011,163
INDUSTRIAL MACHINERY & EQUIPMENT (17.0%)
     Applied Materials, Inc. (a)                                        18,000                 1,631,813
     Cisco Systems, Inc. (a)                                            37,400                 2,376,067
     Dell Computer Corporation (a)                                      23,000                 1,134,906
     EMC Corporation (a)                                                28,600                 2,200,411
     International Business Machines Corporation                         8,500                   931,281
     Network Appliance, Inc. (a)                                        18,000                 1,448,438
                                                                                           ---------------
                                                                                               9,722,916
INSTRUMENTS & RELATED PRODUCTS (3.4%)
     JDS Uniphase Corporation (a)                                       16,000                 1,917,500

COMMON STOCKS (continued)                                             Number
                                                                      of Shares                 Value
                                                                   ---------------         ---------------
INSURANCE CARRIERS (2.4%)
     American International Group, Inc.                                 11,483              $  1,349,253

MOTION PICTURES (2.0%)
     Walt Disney Company                                                30,000                 1,164,375

OIL & GAS EXTRACTION (2.0%)
     Schlumberger Ltd.                                                  15,000                 1,119,375

RETAIL-BUILDING MATERIAL HARDWARE (2.1%)
     The Home Depot, Inc.                                               24,000                 1,198,500

RETAIL - MISCELLANEOUS (4.0%)
     Costco Wholesale Corporation (a)                                   30,000                   990,938
     Walgreen Company                                                   41,000                 1,319,688
                                                                                           ---------------
                                                                                               2,310,626
SECURITY & COMMODITY BROKERS (7.0%)
     The Goldman Sachs Group, Inc.                                      12,600                 1,195,425
     Morgan Stanley, Dean Witter & Co.                                  16,600                 1,381,950
     The Charles Schwab Corporation                                     42,600                 1,432,425
                                                                                           ---------------
                                                                                               4,009,800
SERVICES-ENGINEERING, ACCOUNTING,
   RESEARCH, MANAGEMENT (2.3%)
     Halliburton Company                                                28,000                 1,321,250

WHOLESALE TRADE-DURABLE GOODS (1.7%)
     Johnson & Johnson, Inc.                                             9,500                   967,813
                                                                                           ---------------
TOTAL COMMON STOCKS (Cost $30,772,087)                                                        55,749,890


                                                                     Principal
SHORT-TERM SECURITIES (2.5%)                                          Amount
  REPURCHASE AGREEMENT (2.5%)                                      -------------
  State Street Bank, 3.50%, due 7/3/2000
    (Collateralized by U.S. Treasury Note
     5.125%, due 8/31/2000, value
     $1,479,000)                                                    $1,437,965                 1,437,965
                                                                                           ---------------
TOTAL SHORT -TERM SECURITIES (Cost $1,437,965)                                                 1,437,965
                                                                                           ---------------

TOTAL INVESTMENTS (100.0%) (Cost $32,210,052)                                              $  57,187,855
                                                                                           ---------------
                                                                                           ---------------

(a) Non-income producing.

OTHER INFORMATION:
  Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2000 aggregated $20,716,382 and $27,320,639, respectively. At June 30, 2000, net unrealized appreciation for tax purposes aggregated $24,940,218, of which $25,479,100 related to appreciated investments and $538,882 related to depreciated investments. The aggregate cost of securities was for $32,247,637 for tax purposes.

SEE ACCOMPANYING NOTES.

                         Scudder Kemper Value Portfolio

                       Statement of Assets and Liabilities

                                  June 30, 2000

ASSETS
   Investment in securities, at value (cost $24,722,985)--See accompanying schedule                    $  21,125,080
   Dividends and interest receivable                                                                          43,458
   Receivable for capital shares sold                                                                         18,535
                                                                                                       ---------------
      Total assets                                                                                        21,187,073

LIABILITIES
   Payable for investments purchased                                                                         171,182
   Accounts payable and accrued expenses                                                                      21,388
   Redemptions payable                                                                                           614
                                                                                                       ---------------
      Total liabilities                                                                                      193,184
                                                                                                       ---------------
NET ASSETS                                                                                             $  20,993,889
                                                                                                       ---------------
                                                                                                       ---------------
Net Assets consist of:
   Paid-in capital                                                                                     $  23,382,568
   Undistributed net investment income                                                                       575,556
   Accumulated undistributed net realized gain on investments                                                633,670
   Net unrealized depreciation on investments                                                             (3,597,905)
                                                                                                       ---------------
NET ASSETS, for 1,502,925 shares outstanding                                                           $  20,993,889
                                                                                                       ---------------
                                                                                                       ---------------
NET ASSET VALUE, offering and redemption price per share                                               $       13.97
                                                                                                       ---------------
                                                                                                       ---------------

                             Statement of Operations

                            Year Ended June 30, 2000

INVESTMENT INCOME
   Dividends                                                                                           $     886,043
   Interest                                                                                                   33,300
                                                                                                       ---------------
      Total investment income                                                                                919,343

EXPENSES
   Investment advisory and management fees                                                                   207,748
   Custody and accounting fees                                                                                86,295
   Professional fees                                                                                          21,911
   Directors' fees and expenses                                                                               12,249
   Other expenses                                                                                             15,584
                                                                                                       ---------------
      Total expenses                                                                                         343,787
                                                                                                       ---------------
Net investment income                                                                                        575,556

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                                                          633,670
   Net unrealized depreciation for the year on investments                                               (12,023,155)
                                                                                                       ---------------
Net realized and unrealized loss on investments                                                          (11,389,485)
                                                                                                       ---------------

Net decrease in net assets resulting from operations                                                   $ (10,813,929)
                                                                                                       ===============

SEE ACCOMPANYING NOTES.

                         Scudder Kemper Value Portfolio

                       Statements of Changes in Net Assets

                                                                                                  YEAR ENDED JUNE 30,
                                                                                                2000              1999
                                                                                          ---------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
      Net investment income                                                               $     575,556       $    723,270
      Net realized gain on investments                                                          633,670          6,626,918
      Net unrealized appreciation (depreciation) for the year on investments                (12,023,155)           407,796
                                                                                          ---------------------------------
      Net increase (decrease) in net assets resulting from operations                       (10,813,929)         7,757,984

Distributions to shareholders from:
   Net investment income                                                                       (723,270)          (591,315)
   Net realized gain                                                                         (6,626,918)        (4,706,677)
                                                                                          ---------------------------------
      Total distributions to shareholders                                                    (7,350,188)        (5,297,992)

Capital share transactions:
   Proceeds from sales of shares                                                              5,703,152         13,300,551
   Proceeds from reinvested distributions                                                     7,350,188          5,297,991
   Cost of shares redeemed                                                                  (24,064,739)       (17,325,011)
                                                                                          ---------------------------------
      Net increase (decrease) in net assets resulting from share transactions               (11,011,399)         1,273,531
                                                                                          ---------------------------------

Total increase (decrease) in net assets                                                     (29,175,516)         3,733,523

NET ASSETS
Beginning of period                                                                          50,169,405         46,435,882
                                                                                          ---------------------------------

End of period (including undistributed net investment income of $575,556
   and $723,270, respectively)                                                            $  20,993,889       $ 50,169,405
                                                                                          ---------------------------------
                                                                                          ---------------------------------

OTHER INFORMATION
Shares:
   Sold                                                                                         265,906            641,261
   Issued through reinvestment of distributions                                                 526,288            264,302
   Redeemed                                                                                  (1,563,989)          (840,192)
                                                                                          ---------------------------------
      Net increase (decrease)                                                                  (771,795)            65,371
                                                                                          ---------------------------------
                                                                                          ---------------------------------


SEE ACCOMPANYING NOTES.

                         Scudder Kemper Value Portfolio

                              Financial Highlights

                                                                            YEAR ENDED JUNE 30,
                                             -----------------------------------------------------------------------------------
                                                 2000 (a)           1999            1998          1997         1996
                                             -----------------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                    $  22.06          $  21.02        $  20.63       $  16.17      $  12.59
Income from investment operations:
   Net investment income                            0.39              0.33            0.26           0.26          0.18
   Net realized and unrealized
     gain (loss) on investments                    (5.12)             3.22            4.08           5.04          3.70
                                             -----------------------------------------------------------------------------------
   Total from investment
     operations                                    (4.73)             3.55            4.34           5.30          3.88

Less distributions:
   From net investment income                      (0.33)            (0.28)          (0.26)         (0.19)        (0.19)
   From net realized gain                          (3.03)            (2.23)          (3.69)         (0.65)        (0.11)
                                             -----------------------------------------------------------------------------------
   Total distributions                             (3.36)            (2.51)          (3.95)         (0.84)        (0.30)
                                             -----------------------------------------------------------------------------------

Net asset value, end of period                  $  13.97          $  22.06        $  21.02       $  20.63      $  16.17
                                             ===================================================================================

TOTAL RETURN                                      (23.88%)           18.09%          23.36%         33.78%        31.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   (in thousands)                               $ 20,994          $ 50,169        $ 46,436       $ 30,930      $ 19,705
Ratio of expenses to average
   net assets                                       1.08%             0.96%           0.94%          1.05%         1.06%
Ratio of expenses to average net
   assets before voluntary
   expense reimbursement                            1.08%             0.96%           0.94%          1.05%         1.07%
Ratio of net investment income
   to average net assets                            1.80%             1.56%           1.58%          1.62%         1.65%
Ratio of net investment income
   to average net assets before
   voluntary expense
   reimbursement                                    1.80%             1.56%           1.58%          1.62%         1.64%
Portfolio turnover rate                               42%               50%             57%            88%           18%

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment adviser for the Fund.

                         SCUDDER KEMPER VALUE PORTFOLIO

                             Schedule of Investments

                                  June 30, 2000



COMMON STOCKS (91.5%)                                             Number
                                                                 of Shares          Value
                                                               ------------      ----------
APPAREL & OTHER FINISHED PRODUCTS (1.8%)
     VF Corporation                                                16,400       $  390,525

BASIC CHEMICAL, PLASTICS & SYNTHETICS (10.6%)
     Abbott Laboratories                                           17,200          766,475
     Air Products and Chemicals, Inc                               12,300          378,992
     Bristol Myers Squibb Company                                   8,100          471,825
     International Flavors & Fragrances, Inc.                       7,500          226,406
     Merck & Co., Inc.                                              3,400          260,525
     Praxair, Inc.                                                  3,700          138,519
                                                                               ------------
                                                                                 2,242,742
BUSINESS SERVICES (4.4%)
     Computer Associates International, Inc.                        6,200          317,363
     Equifax, Inc.                                                 23,100          606,375
                                                                               ------------
                                                                                   923,738
DEPOSITORY INSTITUTIONS (10.2%)
     Bank of America Corporation                                    8,116          348,986
     First Union Corporation                                       16,200          401,963
     KeyCorp                                                       22,900          403,613
     PNC Bank Corporation                                           6,010          281,719
     Wachovia Corporation                                           4,300          233,275
     Washington Mutual, Inc.                                       17,088          493,414
                                                                               ------------
                                                                                 2,162,970
ELECTRICAL & ELECTRONIC MACHINERY (2.8%)
     Emerson Electric Company                                       7,000          422,625
     Thomas & Betts Corporation                                     9,300          177,863
                                                                               ------------
                                                                                   600,488
FOOD AND KINDRED PRODUCTS (5.2%)
     H.J. Heinz Company                                            12,600          551,250
     Sara Lee Corporation                                          28,600          552,338
                                                                               ------------
                                                                                 1,103,588
GENERAL MERCHANDISE STORES (5.4%)
     May Department Stores Company                                 17,700          424,800
     J. C. Penney Company, Inc.                                    17,200          317,125
     Sears, Roebuck and Company                                    12,000          391,500
                                                                               ------------
                                                                                 1,133,425
INDUSTRIAL MACHINERY & EQUIPMENT (8.6%)
     Diebold, Inc.                                                 17,900          498,963
     Minnesota Mining and Manufacturing Co.                         3,700          305,250
     Pitney Bowes, Inc.                                            13,700          548,000
     United Technologies Corporation                                7,900          465,113
                                                                               ------------
                                                                                 1,817,326
INSTRUMENTS & RELATED PRODUCTS (5.4%)
     Becton Dickinson & Company                                    23,000          659,813
     Raytheon Company                                               9,200          177,100
     Xerox Corporation                                             14,400          298,800
                                                                               ------------
                                                                                 1,135,713

                                                                   Number
                                                                 of Shares          Value
                                                               ------------      ----------
COMMON STOCKS (CONTINUED)
INSURANCE CARRIERS (1.5%)
     The Allstate Corporation                                      14,600       $  324,850

LUMBER &WOOD PRODUCTS (1.4%)
     Louisiana-Pacific Corporation                                 28,000          304,500

NONDEPOSITORY INSTITUTIONS (8.0%)
     Federal Home Mortgage Corporation                             21,000          850,500
     Federal National Mortgage Corporation                         16,000          835,000
                                                                               ------------
                                                                                 1,685,500
PAPER & ALLIED PRODUCTS (2.8%)
     Sonoco Products Company                                       28,500          586,031

PETROLEUM & COAL PRODUCTS (6.0%)
     BP Amoco PLC                                                   5,256          297,293
     Exxon Mobil Corporation                                        6,000          471,000
     Texaco, Inc.                                                   9,400          500,550
                                                                               ------------
                                                                                 1,268,843
RAILROAD TRANSPORTATION (2.5%)
     Burlington Northern Santa Fe Corp.                            12,900          295,894
     CSX Corporation                                               10,600          224,588
                                                                               ------------
                                                                                   520,482
RETAIL-FOOD STORES (1.5%)
     Albertson's, Inc.                                              9,700          322,525

RETAIL-MISCELLANEOUS (1.8%)
     Newell Rubbermaid, Inc.                                       15,000          386,250

TOBACCO MANUFACTURERS OR CIGARETTES (3.7%)
     Philip Morris Companies, Inc.                                 29,300          778,281

TRANSPORTATION BY AIR (1.2%)
     Fedex Corporation (a)                                          6,600          250,800

TRANSPORTATION EQUIPMENT (2.2%)
     Dana Corporation                                               7,300          154,669
     Ford Motor Company                                             7,200          309,600
                                                                               ------------
                                                                                   464,269

WHOLESALE TRADE - DURABLE GOODS (4.5%)
     Johnson & Johnson, Inc.                                        2,300          234,313
     Du Pont E I DE Nemours & Company                               6,600          288,750
     Unilever N V                                                   9,200          395,600
     Visteon Corporation                                              942           11,428
                                                                               ------------
                                                                                   930,091
                                                                               ------------
TOTAL COMMON STOCKS (COST $22,930,842)                                       $  19,332,937

                         SCUDDER KEMPER VALUE PORTFOLIO


SHORT-TERM SECURITIES (8.5%)                                         Principal
                                                                      Amount           Value
                                                                    -----------    -----------
REPURCHASE AGREEMENT (8.5%)
  State Street Bank, 3.50%, due 7/3/2000
    (Collateralized by U.S. Treasury Note
    5.50%, due 3/31/2003, value $1,826,550)                       $  1,792,143   $   1,792,143
                                                                                  --------------
TOTAL SHORT-TERM SECURITIES (Cost $1,792,143)                                         1,792,143
                                                                                  --------------
TOTAL INVESTMENTS (100.0%) (Cost $  24,722,985)                                   $  21,125,080
                                                                                  ==============

(a) Non-income producing.
OTHER INFORMATION:
  Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2000, aggregated $13,176,777 and $30,829,444 respectively. At June 30, 2000, net unrealized depreciation for tax purposes aggregated $4,890,302 of which $944,699 related to appreciated investments and $5,835,001 related to depreciated investments. The aggregate cost of securities was $26,015,382 for tax purposes.

SEE ACCOMPANYING NOTES.

                        ZWEIG ASSET ALLOCATION PORTFOLIO

                       Statement of Assets and Liabilities

                                  June 30, 2000

ASSETS
     Investment in securities, at value (cost $13,909,803)--See accompanying schedule               $  14,286,162
     Receivable for investments sold                                                                       13,665
     Dividends and interest receivable                                                                      8,093
                                                                                                    -----------------
          Total assets                                                                                 14,307,920

LIABILITIES
     Cash overdraft                                                                                        13,665
     Accounts payable and accrued expenses                                                                 17,774
     Redemptions payable                                                                                      870
                                                                                                    -----------------
          Total liabilities                                                                                32,309
                                                                                                    -----------------
NET ASSETS                                                                                          $  14,275,611
                                                                                                    =================

Net Assets consist of:
     Paid-in capital                                                                                $  12,359,932
     Undistributed net investment income                                                                  342,115
     Accumulated undistributed net realized gain on investments                                         1,189,480
     Net unrealized appreciation on investments and futures contracts                                     384,084
                                                                                                    -----------------
NET ASSETS, for 1,360,383 shares outstanding                                                        $  14,275,611
                                                                                                    =================
NET ASSET VALUE, offering and redemption price per share                                            $       10.49
                                                                                                    =================

                             Statement of Operations

                            Year Ended June 30, 2000

INVESTMENT INCOME
     Dividends                                                                                      $     153,491
     Interest                                                                                             466,661
                                                                                                    -----------------
          Total investment income                                                                         620,152

EXPENSES
     Investment advisory and management fees                                                              177,505
     Custody and accounting fees                                                                           53,252
     Professional fees                                                                                     21,910
     Directors' fees and expenses                                                                          12,249
     Other expenses                                                                                        13,121
                                                                                                    -----------------
          Total expenses                                                                                  278,037
                                                                                                    -----------------
Net investment income                                                                                     342,115

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain on:
          Investments                                                                                   1,072,376
          Futures contracts                                                                               128,501
                                                                                                    -----------------
               Net realized gain                                                                        1,200,877

     Net unrealized depreciation for the year on:
          Investments                                                                                  (2,272,496)
          Futures contracts                                                                                (3,672)
                                                                                                    -----------------
               Net unrealized depreciation for the year                                                (2,276,168)
                                                                                                    -----------------
Net realized and unrealized loss on investments                                                        (1,075,291)
                                                                                                    -----------------
Net decrease in net assets resulting from operations                                                $    (733,176)
                                                                                                    =================

SEE ACCOMPANYING NOTES.

                        ZWEIG ASSET ALLOCATION PORTFOLIO

                       Statements of Changes in Net Assets

                                                                                               YEAR ENDED JUNE 30,
                                                                                          2000                    1999
                                                                                   -------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income                                                            $     342,115                $  411,239
     Net realized gain on investments                                                     1,200,877                 5,955,028
     Net unrealized depreciation for the year on investments                             (2,276,168)               (8,938,463)
                                                                                   -------------------------------------------
          Net decrease in net assets resulting from operations                             (733,176)               (2,572,196)

Distributions to shareholders from:
     Net investment income                                                                 (411,239)                 (365,323)
     Net realized gain                                                                   (6,010,725)               (6,048,315)
                                                                                   -------------------------------------------
          Total distributions to shareholders                                            (6,421,964)               (6,413,638)

Capital share transactions:
     Proceeds from sales of shares                                                        2,825,128                 1,260,662
     Proceeds from reinvested distributions                                               6,421,964                 6,413,638
     Cost of shares redeemed                                                            (18,825,911)              (15,129,106)
                                                                                   -------------------------------------------
          Net decrease in net assets resulting from share transactions                   (9,578,819)               (7,454,806)
                                                                                   -------------------------------------------
Total decrease in net assets                                                            (16,733,959)              (16,440,640)

NET ASSETS
Beginning of period                                                                      31,009,570                47,450,210
                                                                                   -------------------------------------------
End of period (including undistributed net investment income
     of $342,115 and $411,239, respectively)                                          $  14,275,611             $  31,009,570
                                                                                   ===========================================
OTHER INFORMATION
Shares:
     Sold                                                                                   287,813                    84,700
     Issued through reinvestment of distributions                                           611,977                   488,856
     Redeemed                                                                            (1,756,390)               (1,059,406)
                                                                                   -------------------------------------------
          Net decrease                                                                     (856,600)                 (485,850)
                                                                                   ===========================================

SEE ACCOMPANYING NOTES.

                        ZWEIG ASSET ALLOCATION PORTFOLIO

                              Financial Highlights

                                                                              YEAR ENDED JUNE 30,
                                                   ----------------------------------------------------------------------------
                                                     2000 (a)          1999             1998            1997           1996
                                                   ----------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
     of period                                     $  13.99         $  17.56         $  14.63        $  14.11       $  13.02
Income (loss) from investment operations:
     Net investment income                             0.28             0.21             0.14            0.19           0.21
     Net realized and unrealized
       gain (loss) on investments                     (0.49)           (1.04)            2.97            2.20           1.21
                                                   ----------------------------------------------------------------------------
     Total from investment
       operations                                     (0.21)           (0.83)            3.11            2.39           1.42

Less distributions:
     From net investment income                       (0.21)           (0.16)           (0.18)          (0.22)         (0.33)
     From net realized gain                           (3.08)           (2.58)               --          (1.65)             --
                                                   ----------------------------------------------------------------------------
     Total distributions                              (3.29)           (2.74)           (0.18)          (1.87)         (0.33)
                                                   ----------------------------------------------------------------------------
Net asset value, end of period                     $  10.49         $  13.99         $  17.56        $  14.63       $  14.11
                                                   ============================================================================
TOTAL RETURN                                          (0.52%)          (3.73%)          21.38%          18.63%         11.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
     (in thousands)                                $ 14,276         $ 31,010         $ 47,450        $ 42,848       $ 40,222
Ratio of expenses to average
     net assets                                        1.41%            1.23%            1.18%           1.28%          1.25%
Ratio of net investment income
     to average net assets                             1.73%            1.13%            0.80%           1.29%          1.55%
Portfolio turnover rate                                 207%             109%              65%             89%           105%

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment adviser for the Fund.

                        Zweig Asset Allocation Portfolio

                             Schedule of Investments

                                  June 30, 2000

                                                          Number
COMMON STOCKS (68.8%)                                    of Shares      Value
                                                        -----------   ----------
BASIC CHEMICAL, PLASTICS & SYNTHETICS (7.5%)
    Abbott Laboratories                                      1,600    $   71,300
    Amgen, Inc. (a)                                            700        49,197
    Biogen, Inc. (a)                                           800        51,575
    Chiron Corporation (a)                                   2,000        95,000
    Clorox Company                                           1,600        71,700
    Colgate Company                                            400        23,950
    Merck & Company, Inc.                                    3,700       283,513
    Occidental Petroleum Corporation                         1,900        40,019
    Pfizer, Inc.                                             2,200       105,600
    Procter & Gamble Company                                 1,600        91,600
    Schering-Plough Corporation                              3,700       186,850
                                                                      ----------
                                                                       1,070,304
BUSINESS SERVICES (7.1%)
    Adobe Systems, Inc.                                      1,000       129,906
    Citrix Systems, Inc. (a)                                   700        13,278
    Ebay, Inc. (a)                                           1,200        65,138
    Electronic Data Systems Corporation                        100         4,125
    First Data Corporation                                   1,000        49,625
    Interpublic Group of Companies, Inc.                       800        34,400
    Microsoft Corporation (a)                                2,300       183,928
    Oracle Corporation (a)                                   1,500       126,047
    Siebel Systems, Inc. (a)                                   300        49,078
    Sun Microsystems, Inc. (a)                               1,800       163,744
    Yahoo, Inc. (a)                                            600        74,344
    3Com Corporation (a)                                     2,000       115,188
                                                                      ----------
                                                                       1,008,801
COMMUNICATIONS (6.2%)
    AT & T Corporation (a)                                   2,600        82,225
    AT & T Wireless Group                                      200         5,575
    Bell Atlantic Corporation (a)                            1,400        71,138
    BellSouth Corporation                                    3,400       144,925
    Comcast Corporation (a)                                    700        28,372
    Infinity Broadcasting Corporation (a)                      900        32,794
    SBC Communications, Inc.                                 4,100       177,325
    U S West, Inc.                                           1,800       154,350
    United States Cellular Corporation (a)                     900        56,700
    Worldcom, Inc. (a)                                       2,900       133,128
                                                                      ----------
                                                                         886,532
DEPOSITORY INSTITUTIONS (4.8%)
    Chase Manhattan Corporation                              1,350        62,184
    Citigroup, Inc.                                          3,150       189,788
    Firstar Corporation                                      3,700        77,931
    FleetBoston Financial Corporation                        2,600        88,400
    J P Morgan & Co., Inc.                                     200        22,025
    PNC Bank Corporation                                     2,600       121,875
    Providian Financial Corporation                          1,300       117,000
                                                                      ----------
                                                                         679,203
EATING & DRINKING PLACES (0.3%)
    Darden Restaurants, Inc.                                   700        11,375
    Tricon Global Restaurants, Inc. (a)                      1,000        28,250
                                                                      ----------
                                                                          39,625
ELECTRIC GAS & SANITARY SERVICE (0.8%)
    Edison International                                     1,900        38,950
    Entergy Corporation                                      1,500        40,781
    Public Service Enterprise Group Corporation Inc          1,000        34,625
                                                                      ----------
                                                                         114,356

                                                          Number
COMMON STOCKS (CONTINUED)                                of Shares      Value
                                                        -----------   ----------
ELECTRICAL & ELECTRONIC MACHINERY (12.8%)
    ADC Telecommunications, Inc. (a)                       1,900      $  159,303
    Analog Devices, Inc. (a)                               2,000         152,000
    Cisco Systems, Inc. (a)                                3,000         190,594
    Compaq Computer Corporation                            2,600          66,463
    Dell Computer Corporation (a)                          2,900         143,097
    General Electric Company                               4,900         259,700
    Intel Corporation                                      1,200         160,388
    International Business Machines                          700          76,694
    Lucent Technologies, Inc.                              2,900         171,825
    Motorola, Inc.                                         2,900          84,281
    Qualcomm, Inc. (a)                                     1,300          77,959
    Seagate Corporation (a)                                2,100         115,500
    Sycamore Networks, Inc. (a)                              200          22,081
    Tellabs, Inc. (a)                                        900          61,622
    Texas Instruments, Inc.                                1,200          82,425
                                                                      ----------
                                                                       1,823,932
FABRICATED METAL PRODUCTS (0.3%)
    Cooper Industries, Inc.                                1,200          39,075

FOOD & KINDRED PRODUCTS (2.0%)
    Adolph Coors Company                                     600          36,300
    ConAgra                                                3,200          61,000
    Pepsico, Inc.                                          4,400         195,525
                                                                      ----------
                                                                         292,825
FORESTRY (0.4%)
    Georgia Pacific Company                                2,300          60,375

GENERAL MERCHANDISE STORES (1.0%)
    Wal-Mart Stores, Inc.                                  2,400         138,300

INDUSTRIAL MACHINERY & EQUIPMENT (3.6%)
    Applied Materials, Inc. (a)                            1,800         163,181
    Dover Corporation                                        200           8,113
    EMC Corporation (a)                                    2,600         200,038
    Ingersoll Rand Company                                   700          28,175
    Network Appliance, Inc. (a)                              700          56,328
    Solectron Corporation (a)                              1,500          62,813
                                                                      ----------
                                                                         518,648
INSTRUMENTS & RELATED PRODUCTS (1.7%)
    Baxter International, Inc.                               600          42,188
    KLA Tencor Corporation (a)                             1,100          64,453
    Northrop Grumman Corporation                             800          53,000
    Teradyne, Inc. (a)                                     1,200          88,200
                                                                      ----------
                                                                         247,841
INSURANCE CARRIERS (2.1%)
    Aetna, Inc.                                            1,000          64,188
    AXA Financial, Inc.                                    1,600          54,400
    Cigna Corporation                                      1,100         102,850
    MGIC Investment Corporation                              700          31,850
    United Health Group, Inc.                                500          42,875
                                                                      ----------
                                                                         296,163

METAL MINING (0.3%)
    Barrick Gold Corporation                               2,700          49,106

MISC. MANUFACTURING INDUSTRIES (1.2%)
    Tyco International LTD                                 3,600         170,550

                        Zweig Asset Allocation Portfolio

                                                          Number
COMMON STOCKS (CONTINUED)                                of Shares      Value
                                                        -----------   ----------
MOTION PICTURES (0.4%)
    Walt Disney Company                                      1,300      $ 50,456

NONDEPOSITORY INSTITUTIONS (1.6%)
    Federal National Mortgage Association                    1,400        73,063
    Household International, Inc.                            1,600        66,500
    MBNA Corporation                                         3,400        92,225
                                                                      ----------
                                                                         231,788
OIL AND GAS EXTRACTION (2.6%)
    Diamond Offshore Drilling, Inc.                          3,000       105,375
    Enron Corporation                                        1,000        64,500
    Transocean Sedco Forex, Inc.                             1,900       101,531
    USX-Marathon Group, Inc.                                 4,100       102,756
                                                                      ----------
                                                                         374,162
PAPER & ALLIED PRODUCTS (0.7%)
    Kimberly-Clark Corporation                               1,700        97,538
    Temple-Inland, Inc.                                        100         4,200
                                                                      ----------
                                                                         101,738
PETROLEUM & COAL PRODUCTS (2.2%)
    Chevron Corporation                                        500        42,406
    Coastal Corporation                                      2,300       140,013
    Exxon Mobil Corporation                                    824        64,684
    Texaco, Inc.                                             1,200        63,900
                                                                      ----------
                                                                         311,003
PRIMARY METAL INDUSTRIES (0.4%)
    ALCOA, Inc.                                              1,800        52,200

RAILROAD TRANSPORTATION (0.1%)
    Burlington Northern Santa Fe                               900        20,643

RETAIL-APPAREL & ACCESSORIES (0.2%)
    The TJX Companies, Inc.                                  1,900        35,624

RETAIL-BUILDING MATERIALS (0.9%)
    The Home Depot, Inc.                                     2,500       124,843

RETAIL-FURNITURE HOME FURNISHINGS (0.7%)
    Best Buy Co., Inc. (a)                                   1,500        94,874

RUBBER & MISC. PLASTICS PRODUCTS (0.5%)
    Nike, Inc.                                               1,000        39,813
    Tupperware Corporation                                   1,500        33,000
                                                                      ----------
                                                                          72,813
SECURITY & COMMODITY BROKERS (0.7%)
    Lehman Brothers Holdings, Inc.                             500        47,281
    Merrill Lynch & Co., Inc.                                  400        46,000
                                                                      ----------
                                                                          93,281
SERVICES-HEALTH SERVICES (0.2%)
    Tenet Healthcare Corporation (a)                         1,300        35,099

STONE CLAY & GLASS PRODUCTS (0.1%)
    USG Corporation                                            400        12,149

TOBACCO MANUFACTURERS OR CIGARETTES (0.6%)
    Philip Morris Companies, Inc.                            3,300        87,655


                                                          Number
COMMON STOCKS (CONTINUED)                                of Shares      Value
                                                        -----------   ----------
TRANSPORTATION EQUIPMENT (2.9%)
    Boeing Company                                          4,000    $   167,250
    Eaton Corporation                                       1,100         73,700
    FMC Corporation (a)                                     1,800        104,400
    Ford Motor Company                                        300         12,900
    General Motors Corporation                              1,000         58,063
                                                                      ----------
                                                                         416,313
WHOLESALE TRADE-DURABLE GOODS (1.9%)
    Cardinal Health, Inc.                                   2,200        162,800
    Johnson & Johnson, Inc.                                 1,100        112,063
    Visteon Corporation                                        39            476
                                                                      ----------
                                                                         275,339

TOTAL COMMON STOCKS (Cost $9,449,257)                   9,825,616

                                                       Principal
SHORT-TERM SECURITIES (31.2%)                            Amount
                                                      ------------
U.S. GOVERNMENT AGENCY (27.2%)
    Federal Home Loan Mortgage
      Discount Note, 6.40%, due 7/11/2000              $  800,000        798,578
    Federal Home Loan Mortgage
      Discount Note, 6.40%, due 7/18/2000               1,500,000      1,495,467
    Federal National Mortgage
      Discount Note, 6.40%, Due 7/26/2000               1,600,000      1,592,889
                                                                    ------------
                                                                       3,886,934
U.S. GOVERNMENT OBLIGATIONS (0.7%)
    U.S. Treasury Bills, 5.51%, due 8/17/2000 (b)         100,000         99,281

REPURCHASE AGREEMENT (3.3%)
    State Street Bank, 3.50%, due 7/3/2000
    (Collateralized by U.S. Treasury Note, 9.00%
    due 11/15/2018, value $484,700)                       474,331        474,331
                                                                    ------------

TOTAL SHORT-TERM SECURITIES (Cost $4,460,546)                          4,460,546
                                                                    ------------
TOTAL INVESTMENTS (100.0%) (Cost $13,909,803)                        $14,286,162
                                                                    ============

(a) Non-income producing.
(b) Security pledged to cover margin requirements for futures contracts. At period end the value of the security pledged amounted to $99,281.

FUTURES CONTRACTS
                               Expiration       Contract       Unrealized
                                  Date           Amount           Gain
                              ------------    ------------    ------------
1 S & P 500
   Futures Contract-Short      Sept. 2000      $  367,025      $   7,725

OTHER INFORMATION:

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2000, aggregated $23,368,098 and $38,935,384, respectively. At June 30, 2000, net unrealized appreciation for tax purposes aggregated $185,606, of which $728,601 related to appreciated investments and $542,995 related to depreciated investments. The aggregate cost of securities was $14,100,556 for book and tax purposes.

SEE ACCOMPANYING NOTES.

                       Zweig Equity (Small Cap) Portfolio

                       Statement of Assets and Liabilities

                                  June 30, 2000

ASSETS
   Investments in securities, at value (cost $5,561,934)--See accompanying schedule       $ 5,756,449
   Dividends, interest and other receivables                                                    2,822
   Receivable for investments sold                                                            478,263
   Due from investment advisor                                                                 21,211
                                                                                         --------------
      Total assets                                                                          6,258,745

LIABILITIES
   Payable for investments purchased                                                          341,771
   Redemptions payable                                                                            242
                                                                                         --------------
      Total liabilities                                                                       342,013

NET ASSETS                                                                                $ 5,916,732
                                                                                         ==============

Net Assets consist of:
   Paid-in capital                                                                        $ 5,793,739
   Undistributed net investment income                                                        107,049
   Accumulated net realized loss on investments                                              (178,571)
   Net unrealized appreciation on investments                                                 194,515
                                                                                         --------------

NET ASSETS, for 508,224 shares outstanding                                                $ 5,916,732
                                                                                         ==============

NET ASSET VALUE, offering and redemption price per share                                  $     11.64
                                                                                         ==============

                            Statement of Operations

                            Year Ended June 30, 2000


INVESTMENT INCOME
   Dividends                                                                              $    45,335
   Interest                                                                                   186,387
                                                                                         --------------
      Total investment income                                                                 231,722

EXPENSES
   Investment advisory and management fees                                                     84,455
   Custody and accounting fees                                                                 49,610
   Professional fees                                                                           21,910
   Directors' fees and expenses                                                                12,249
   Other expenses                                                                              13,121
                                                                                         --------------
      Total expenses before reimbursement                                                     181,345
      Less: expense reimbursement                                                             (56,672)
                                                                                         --------------
      Net expenses                                                                            124,673
                                                                                         --------------
Net investment income                                                                         107,049

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investments                                                                                 74,581
   Futures contracts                                                                           (8,872)
                                                                                         --------------
      Net realized gain                                                                        65,709
Net unrealized depreciation for the year on:
   Investments                                                                               (591,427)
   Futures contracts                                                                             (140)
                                                                                         --------------
      Net unrealized depreciation for the year                                               (591,567)
                                                                                         --------------
Net realized and unrealized loss on investments                                              (525,858)
                                                                                         --------------
Net decrease in net assets resulting from operations                                      $  (418,809)
                                                                                         ==============

SEE ACCOMPANYING NOTES.

                       Zweig Equity (Small Cap) Portfolio

                       Statements of Changes in Net Assets

                                                                                         YEAR ENDED JUNE 30,
                                                                                   --------------------------------
                                                                                         2000            1999
                                                                                   --------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                                                             $    107,049    $     87,679
   Net realized gain (loss) on investments                                                 65,709        (244,210)
   Net unrealized depreciation on investments for the year                               (591,567)     (1,560,773)
                                                                                   --------------------------------
      Net decrease in net assets resulting from operations                               (418,809)     (1,717,304)

Distributions to shareholders from:
   Net investment income                                                                  (87,679)        (34,791)
   Net realized gain                                                                            --     (3,046,182)
                                                                                   --------------------------------
      Total distributions to shareholders                                                 (87,679)     (3,080,973)


Capital share transactions:
   Proceeds from sales of shares                                                        1,323,230       2,936,546
   Proceeds from reinvested distributions                                                  87,679       3,080,973
   Cost of shares redeemed                                                             (5,982,065)     (4,913,316)
                                                                                   --------------------------------
      Net increase (decrease) in net assets resulting from share transactions          (4,571,156)      1,104,203
                                                                                   --------------------------------

Total decrease in net assets                                                           (5,077,644)     (3,694,074)

NET ASSETS
Beginning of period                                                                    10,994,376      14,688,450
                                                                                   --------------------------------

End of period (including undistributed net investment income of $107,049
   and $87,679, respectively)                                                        $  5,916,732    $ 10,994,376
                                                                                   ================================

OTHER INFORMATION
Shares:
   Sold                                                                                   112,694         192,871
   Issued through reinvestment of distributions                                             7,408         257,324
   Redeemed                                                                              (515,074)       (382,755)
                                                                                   --------------------------------
      Net increase (decrease)                                                            (394,972)         67,440
                                                                                   ================================

SEE ACCOMPANYING NOTES.

                       Zweig Equity (Small Cap) Portfolio

                              Financial Highlights

                                                                YEAR ENDED JUNE 30,
                                             ---------------------------------------------------------
                                               2000 (a)     1999       1998       1997       1996
                                             ---------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
   of period                                   $ 12.17    $ 17.58    $ 14.85    $ 13.61    $ 11.62
Income from investment operations:
   Net investment income                          0.21       0.10       0.04       0.16       0.11
   Net realized and unrealized
      gain (loss) on investments                 (0.64)     (1.80)      3.48       2.41       2.04
                                             ---------------------------------------------------------
   Total from investment operations              (0.43)     (1.70)      3.52       2.57       2.15

Less distributions:
   From net investment income                    (0.10)     (0.04)     (0.14)     (0.14)     (0.16)
   From net realized gain                           --      (3.67)     (0.65)     (1.19)        --
                                             ---------------------------------------------------------
   Total distributions                           (0.10)     (3.71)     (0.79)     (1.33)     (0.16)
                                             ---------------------------------------------------------

Net asset value, end of period                 $ 11.64    $ 12.17    $ 17.58    $ 14.85    $ 13.61
                                             =========================================================

TOTAL RETURN                                     (3.52%)    (9.24%)    23.72%     20.37%     18.69%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)         $5,917    $10,994    $14,688    $11,161    $11,698
Ratio of expenses to average net assets           1.55%      1.54%      1.52%      1.55%      1.55%
Ratio of expenses to average net assets
   before voluntary expense
   reimbursement                                  2.25%      1.64%      1.56%      1.82%      1.83%
Ratio of net investment income
   to average net assets                          1.33%      0.71%      0.26%      0.97%      1.06%
Ratio of net investment income to
   average net assets before voluntary
   expense reimbursement                          0.63%      0.61%      0.22%      0.70%      0.78%
Portfolio turnover rate                            224%        76%       113%        59%       101%

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as investment adviser for the Fund.

                       Zweig Equity (Small Cap) Portfolio

                             Schedule of Investments

                                  June 30, 2000

                                                                 Number
COMMON STOCKS (67.0%)                                           of Shares          Value
                                                               ------------      ----------
APPAREL & OTHER FINISHED PRODUCTS (0.1%)
     Guess, Inc. (a)                                               100             $  1,400
     Oshkosh B'Gosh, Inc. (a)                                      300                4,950
                                                                                 ----------
                                                                                      6,350
BASIC CHEMICAL, PLASTICS & SYNTHETICS (2.6%)
     Accredo Health, Inc. (a)                                      400               13,813
     Albany Molecular Research, Inc. (a)                           100                5,441
     Aphton Corporation (a)                                        100                2,578
     Capital Automotive Reit                                       800               11,200
     Church & Dwight, Inc.                                         500                9,000
     Dura Pharmaceuticals, Inc. (a)                                600                8,588
     Elan Corporation, PLC (a)                                     500                  266
     Genta, Inc. (a)                                               100                  644
     Georgia Gulf Corporation                                      500               10,405
     Ivax Corporation (a)                                          200                8,300
     Jones Pharma, Inc.                                            200                7,980
     Martek Biosciences Corporation (a)                            100                1,859
     NABI, Inc. (a)                                                400                2,919
     NBTY, Inc. (a)                                              1,200                7,613
     Noven Pharmaceuticals, Inc. (a)                               600               18,038
     Perrigo Company (a)                                         1,100                7,030
     Sciclone Pharmaceuticals, Inc. (a)                            400                5,188
     Shire Pharmaceuticals Group (a)                               442               22,956
     Sicor, Inc. (a)                                             1,000                8,000
     Techniclone International Corporation (a)                     100                  400
     Texas Biotechnology Corporation (a)                           100                1,810
     Valentis, Inc. (a)                                            100                1,172
                                                                                 ----------
                                                                                    155,200
BUSINESS SERVICES (9.7%)
     Actuate Corporation (a)                                       300               16,003
     Advent Software, Inc. (a)                                     200               12,955
     Agency Com LTD (a)                                            500                8,891
     APAC Teleservices, Inc. (a)                                   600                6,656
     Avant Corporation (a)                                         600               11,213
     Barra, Inc. (a)                                               200                9,919
     Broadvision, Inc. (a)                                         600               30,431
     B-Square Corporation (a)                                      400                8,963
     Cerner Corporaton (a)                                         500               13,608
     Cognex Corporation (a)                                        200               10,344
     Dendrite International, Inc. (a)                              550               18,338
     e-Loyalty Corporation (a)                                     800               10,150
     Entrust Technologies, Inc. (a)                                100                8,294
     Filenet Corporation (a)                                       400                7,338
     I2 Technologies, Inc. (a)                                     110               11,471
     Incorporatedyte Genomics, Inc. (a)                            200               16,431
     Informix Corporaton (a)                                       500                3,734
     Interim Services, Inc. (a)                                    900               15,975
     ISS Group, Inc. (a)                                           200               19,744
     JDA Software Group, Inc. (a)                                  700               13,409
     Keane, Inc. (a)                                             1,000               21,647
     Lante Corporation (a)                                         100                2,041
     Looksmart LTD (a)                                             400                7,413
     Manhattan Associates, Inc. (a)                                200                4,975
     Mentor Graphics Corporation (a)                             1,000               19,813
     Micromuse, Inc. (a)                                           100               16,547
     Microstrategy, Inc. (a)                                       400               11,938
     NCO Group, Inc. (a)                                           300                6,947
                                                                 Number
COMMON STOCKS (continued)                                       of Shares          Value
                                                               ------------      ----------
Business Services (continued)
     Netegrity, Inc. (a)                                           200               15,067
     Onyx Software (a)                                             400               11,871
     Orbotech Ltd. (a)                                              50                4,645
     Peregrine Systems, Inc. (a)                                    75                2,611
     Phoenix Technology LTD (a)                                    500                8,141
     Pittston Brinks Group                                         400                5,475
     Pivotal Corporation (a)                                       200                4,750
     Predictive Systems, Inc. (a)                                  200                7,181
     Progress Software Corporation (a)                             600               10,988
     Quantum Corporation (a)                                       600                6,638
     Razorfish, Inc. (a)                                           200                3,206
     Remedy Corporation (a)                                        300               16,734
     Rent-A-Center, Inc. (a)                                       300                6,722
     RSA Security, Inc. (a)                                        100                6,944
     Sensormatic Electronics Corporation (a)                       900               14,231
     Serena Software, Inc. (a)                                     300               13,613
     Sitel Corporation (a)                                       5,000               24,688
     Superior Energy Services, Inc. (a)                            100                1,041
     Sybase, Inc. (a)                                            1,000               23,031
     Sykes Enterprises, Inc. (a)                                   300                3,872
     Teletech Holdings, Inc. (a)                                   200                6,206
     Webtrends Corporation (a)                                     200                7,706
     West Teleservices Corporation (a)                             200                5,069
                                                                                 ----------
                                                                                    555,618
COAL MINING (0.2%)
     CONSOL Energy, Inc.                                           900               13,714

COMMUNICATIONS (0.9%)
     Adtran, Inc. (a)                                              200               11,969
     Audiovox Corporation (a)                                      100                2,203
     Brightpoint, Inc. (a)                                       1,000                8,640
     Globalstar LP LTD (a)                                         400                3,575
     Intermedia Communications, Inc. (a)                           300                8,906
     Perusahaan Perseroan Indo Satellite Corp.                     300                3,413
     Primus Telecommunications Group, Inc. (a)                     200                4,988
     Voicestream Wireless Corporation (a)                           91               10,584
                                                                                 ----------
                                                                                     54,278
DEPOSITORY INSTITUTIONS (2.8%)
     Banco de Galicia Y Buenos Aire (a)                            400                5,938
     Bancwest Corporation                                          400                6,096
     Capitol Federal Financial                                   3,900               43,266
     Cathay Bancorporation, Inc.                                   100                4,588
     City National Corporation                                     600               20,850
     Colonial Banc Group, Inc.                                   1,000                9,625
     Downey Financial Corporation                                  500               14,500
     Greater Bay Bancorporation                                    100                4,678
     Investors Financial Services Corporation                      400               15,888
     Republic Bancorporation, Inc.                                 407                3,574
     Silicon Valley Bancshares (a)                                 300               12,797
     Southwest Bancorp (a)                                         400                8,325
     Sovereign Bancorporation, Inc.                              1,300                9,161
                                                                                 ----------
                                                                                    159,286

                       Zweig Equity (Small Cap) Portfolio

                                                                 Number
COMMON STOCKS (CONTINUED)                                       of Shares          Value
                                                               ------------      ----------
EATING & DRINKING PLACES (2.0%)
     Brinker International, Inc. (a)                               600             $ 17,550
     Buffets, Inc. (a)                                             900               11,447
     CBRL Group, Inc.                                            1,900               27,966
     Cheesecake Factory (a)                                        350                9,614
     Jack in the Box, Inc. (a)                                     600               14,775
     Papa Johns International, Inc. (a)                            400                9,813
     Ruby Tuesday, Inc.                                          2,100               26,381
                                                                                 ----------
                                                                                    117,546
ELECTRIC GAS & SANITARY SERVICES (0.9%)
     AGL Resources, Inc.                                           100                1,594
     Cleco Corporation                                             100                3,350
     CMP Group, Inc.                                               300                8,794
     Empire District Electric Company                              300                6,619
     Idacorp, Inc.                                                 300                9,675
     Independent Energy Holdings PLC (a)                           500                4,172
     Rare Medium Group, Inc. (a)                                   300                4,753
     Western Gas Resources, Inc.                                   400                8,400
     WPS Resources Corporation                                     100                3,006
                                                                                 ----------
                                                                                     50,363
ELECTRICAL & ELECTRONICS MACHINERY (8.4%)
     Actel Corporation (a)                                         400               18,238
     Advanced Fibre Communications (a)                             200                9,056
     Amkor Technology, Inc. (a)                                    200                7,056
     Amphenol Corporation (a)                                      200               13,238
     Anadigics, Inc. (a)                                           250                8,523
     Andrew Corporation (a)                                        200                6,719
     Aspect Communications, Inc. (a)                               100                3,928
     ATMI, Inc. (a)                                                200                9,294
     Burr-Brown Corporation (a)                                     50                4,333
     C Cor Net Corporation (a)                                     200                5,393
     C & D Technologies                                            400               22,600
     Cable Design Technologies Corporation (a)                     400               13,400
     Carrier Access Corporation (a)                                100                5,291
     Cree, Inc. (a)                                                100               13,369
     Cypress Semiconductor Corporation (a)                         100                4,225
     Dallas Semiconductor Corporation                              100                4,075
     Digital Lightwave, Inc. (a)                                   100               10,059
     Digital Microwave Corporation (a)                             100                3,809
     ESS Technology, Inc. (a)                                      600                8,681
     Excel Technology, Inc. (a)                                    500               25,104
     General Semiconductor, Inc. (a)                               600                8,850
     Glenayre Technologies, Inc. (a)                               500                5,266
     Harmonic, Inc. (a)                                            208                5,168
     Helix Technology Corporation                                  200                7,794
     Integrated Silicon Solution (a)                               300               11,391
     International Rectifier Corporation (a)                       300               16,800
     Kemet Corporation (a)                                         400               10,020
     Kopin Corporation (a)                                         100                6,922
     Mercury Computer Systems, Inc. (a)                            300                9,713
     Methode Elctronics, Inc. (a)                                  200                7,731
     Mitel Corporation                                             800               16,800
     MRV Communications, Inc. (a)                                  300               20,184
     Plexus Corporation (a)                                        100               11,303
     Polycom, Inc. (a)                                             100                9,406
     Power One, Inc.                                               150               17,086
     Powerwave Technologies, Inc.                                  200                8,800
     Semtech Corporation                                           200               15,150
     Silicon Laboratories                                          100                5,344
     Silicon Valley Group, Inc.                                    800               20,650
                                                                 Number
COMMON STOCKS (CONTINUED)                                       of Shares          Value
                                                               ------------      ----------
Electrical & Electronics Machinery (continued)
     Tekelec, Inc. (a)                                             100                4,822
     Terayon Communication Systems (a)                             100                6,422
     Titan Corporation (a)                                         200                8,950
     Transwitch Corporation (a)                                    200               15,444
     Triquint Semiconductor, Inc. (a)                              100                9,566
     Varian Semiconductor Equipment, Inc. (a)                      300               18,853
     Westell Technologies (a)                                      400                5,988
                                                                                 ----------
                                                                                    480,814
FABRICATED METAL PRODUCTS (0.3%)
     NCI Building Systems, Inc. (a)                                500               10,125
     Tower Automotive, Inc. (a)                                    600                7,500
                                                                                 ----------
                                                                                     17,625
FOOD & KINDRED PRODUCTS (1.7%)
     Canandaigua Brands, Inc. (a)                                  100                5,044
     Cott Corporation (a)                                        2,100               12,567
     Del Monte Foods Company (a)                                   300                2,044
     Dreyers Grand Ice Cream, Inc.                                 600               12,560
     International Home Foods, Inc. (a)                            500               10,469
     McCormick & Co., Inc.                                         800               26,000
     Topps, Inc. (a)                                             2,600               29,656
                                                                                 ----------
                                                                                     98,340
FURNITURE & FIXTURES (0.1%)
     La-Z-Boy, Inc.                                                400                5,600

GENERAL BUILDING CONTRACTORS (0.7%)
     D.R. Horton,  Inc.                                            600                8,138
     Lennar Corporation                                            800               16,200
     Standard Pacific Corporation                                  800                8,000
     Toll Brothers, Inc. (a)                                       300                6,150
                                                                                 ----------
                                                                                     38,488
GENERAL MERCHANDISE STORES (0.1%)
     Grupo Eledtras A De C V                                       400                4,100

HOLDING & OTHER INVESTMENTS OFFICES (3.9%)
     Affiliated Managers Group, Inc. (a)                           200                9,100
     Bedford Property Investors, Inc.                              500                9,281
     Boston Properties, Inc.                                       400               15,450
     Brandywine Realty Trust                                       100                1,913
     CBL & Associates Properties, Inc.                             300                7,481
     Crescent Real Estate Equities                               1,300               26,650
     Essex Property Trust, Inc.                                    100                4,200
     Glimcher Realty Trust                                       1,200               17,250
     Hibernia Corporation                                        1,400               15,225
     Home Properties N Y, Inc.                                     600               18,000
     Koger Equity, Inc.                                            200                3,375
     Mills Corporation                                             300                5,644
     Pacific Gulf Properties, Inc.                                 200                5,013
     Reckson Associates Realty Corporation                       1,100               26,120
     Taubman Centers, Inc.                                         200                2,200
     United Dominion Realty Trust, Inc.                          5,000               55,000
                                                                                 ----------
                                                                                    221,902
HOTELS & OTHER LODGING (1.5%)
     Aztar Corporation (a)                                       2,100               32,550
     Boyd Gaming Corporation (a)                                 1,000                5,563
     Extended Stay America, Inc. (a)                             1,800               16,650
     Isle Capri Casinos, Inc. (a)                                  600                8,156
     Mandalay Resort Group (a)                                     300                6,000
     Station Casinos, Inc. (a)                                     400               10,000
     Trendwest Resorts, Inc. (a)                                   300                4,828
                                                                                 ----------
                                                                                     83,747

                       Zweig Equity (Small Cap) Portfolio

                                                                 Number
COMMON STOCKS (CONTINUED)                                       of Shares          Value
                                                               ------------      ----------
INDUSTRIAL MACHINERY & EQUIPMENT (3.5%)
     Advanced Digital Information (a)                              400             $  6,363
     Asystemst Technologies, Inc. (a)                              200                6,813
     Cirrus Logic, Inc. (a)                                        500                8,016
     Cybex Computer Products Corporation (a)                       300               12,647
     Donaldson Company, Inc.                                       900               17,775
     Electro Scientific Industries, Inc. (a)                       300               13,209
     Emulex Corporation (a)                                        100                6,566
     Graco, Inc.                                                   100                3,250
     Infocus Corporation (a)                                       400               12,850
     Iomega Corporation (a)                                      4,300               17,200
     Lam Research Corporation (a)                                  500               18,766
     Manitowoc Company, Inc.                                       425               11,369
     Maxtor Corporation (a)                                        800                8,425
     Micrel, Inc. (a)                                              200                8,694
     Micron Electronics, Inc. (a)                                1,600               20,050
     Micros Systems, Inc. (a)                                      200                3,719
     PRI Automation, Inc. (a)                                      100                6,556
     Timken Company                                                800               14,900
     Watsco, Inc.                                                  300                3,849
                                                                                 ----------
                                                                                    201,017
INSTRUMENTS & RELATED PRODUCTS (2.7%)
     Adac Laboratories (a)                                         100                2,403
     Coherent, Inc. (a)                                            200               16,756
     Concord Camera Corporation (a)                                200                4,163
     Credence Systems Corporation (a)                              100                5,516
     Cymer, Inc. (a)                                               300               14,288
     Fossil, Inc. (a)                                              375                7,102
     LTX Corporation (a)                                           300               10,491
     Mentor Corporation                                            300                8,147
     Novoste Corporation (a)                                       100                6,100
     Oakley, Inc. (a)                                            2,100               24,150
     Pinnacle Systems, Inc. (a)                                    300                6,797
     Robotic Vision Systems, Inc. (a)                              400                7,313
     Thermo Cardiosystems, Inc. (a)                                100                1,000
     Thermo Instruments Systems, Inc. (a)                          300                5,625
     Trimble Navigation LTD (a)                                    300               14,653
     Varian, Inc. (a)                                              500               23,047
                                                                                 ----------
                                                                                    157,551
INSURANCE CARRIERS (1.4%)
     Advance Paradiam, Inc. (a)                                    300                6,084
     Annuity and Life Re Holdings                                  100                2,422
     Commerce Group, Inc. Mass                                     100                2,950
     First American Financial Corporation                          400                5,725
     Mid Atlantic Medical Services, Inc. (a)                     1,900               25,650
     Nationwide Financial Services, Inc.                           200                6,575
     Old Republic International Corporation                        600                9,900
     Oxford Health Plans, Inc. (a)                                 400                9,525
     Stancorporation Financial Group, Inc.                         300                9,638
     Triad Hospitals, Inc. (a)                                     200                4,856
                                                                                 ----------
                                                                                     83,325
LEATHER & LEATHER PRODUCTS (0.3%)
     Justin Industries, Inc.                                       400                8,738
     Wolverine Worldwide, Inc.                                     700                6,913
                                                                                 ----------
                                                                                     15,651
METAL MINING (0.2%)
     Freeport McMoran Copper & Gold (a)                            700                6,475
     Still Water Mining Company (a)                                200                5,575
                                                                                 ----------
                                                                                     12,050
                                                                 Number
Common Stocks (continued)                                       of Shares          Value
                                                               ------------      ----------
MINING QUARRYING OF NONMETALLIC MINERAL (0.1%)
     Amcol International Corporation                               400                6,600

MISC. MANUFACTURING INDUSTRIES (0.7%)
     Callaway Golf Company                                         800               13,050
     Johns Manville Corporation                                  1,100               14,506
     Polymer Group, Inc.                                           300                2,775
     Zomax Optical Media, Inc. (a)                                 600                7,856
                                                                                 ----------
                                                                                     38,187
NONDEPOSITORY INSTITUTIONS (0.8%)
     AmeriCredit Corporation (a)                                 1,000               17,000
     Doral Financial Corporation                                 1,400               15,969
     Indy Mac Mortgage Holdings, Inc. (a)                          400                5,425
     Metris Companies, Inc.                                        350                8,794
                                                                                 ----------
                                                                                     47,188
OIL & GAS EXTRACTION (2.6%)
     Atwood Oceanics, Inc. (a)                                     200                8,875
     Chesapeake Energy Corporation (a)                           1,500               11,625
     Cross Timbers Oil Company                                     600               13,275
     Grey Wolf, Inc. (a)                                         1,400                7,000
     Helmerich and Payne, Inc.                                     400               14,950
     Mitchell Energy & Development Corporation                     200                6,425
     Ocean Energy, Inc. Tex (a)                                    800               11,350
     Patterson Energy, Inc. (a)                                    200                5,694
     Pioneer Natural Resources Company (a)                         100                1,275
     Pogo Producing Company                                        500               11,063
     Ranger Oil LTD (a)                                          5,000               27,500
     Santa Fe Snyder Corporation (a)                             1,600               18,200
     Vintage Petroleum, Inc.                                       600               13,538
                                                                                 ----------
                                                                                    150,770
PAPER & ALLIED PRODUCTS (0.3%)
     Buckeye Technologies, Inc. (a)                                300                6,581
     Longview Fibre Co.                                            800                8,850
                                                                                 ----------
                                                                                     15,431
PETROLEUM & COAL PRODUCTS (0.9%)
     Tesoro Petroleum Corporation (a)                              300                3,038
     Ultramar Diamond Shamrock                                   1,200               29,775
     Valero Energy Corporation                                     600               19,050
                                                                                 ----------
                                                                                     51,863
PRIMARY METAL PRODUCTS (0.9%)
     CommScope, Inc. (a)                                           200                8,200
     Mueller Industries, Inc. (a)                                  400               11,200
     Texas Industries, Inc.                                        100                2,888
     Tubos de Acero de Mexico S A                                  600                8,325
     Worthington Industries, Inc.                                1,900               19,950
                                                                                 ----------
                                                                                     50,563
PRINTING & PUBLISHING (0.2%)
     Mail-Well Holdings, Inc. (a)                                  900                7,763
     Quebeccor World, Inc.                                         183                4,438
                                                                                 ----------
                                                                                     12,201
REAL ESTATE (0.5%)
     LNR Property Corporation                                      400                7,800
     Stewart Enterprises, Inc.                                   5,300               18,467
                                                                                 ----------
                                                                                     26,267
RETAIL-APPAREL & ACCESSORIES (1.0%)
     Ann Taylor Stores Corporation (a)                             300                9,938
     Chicos Fas, Inc. (a)                                          100                1,988
     Dress Barn, Inc. (a)                                          600               13,256
     Stein Mart, Inc. (a)                                          800                8,075
     Venator Group, Inc. (a)                                     2,200               25,046
                                                                                 ----------
                                                                                     58,303

                       Zweig Equity (Small Cap) Portfolio

                                                                 Number
COMMON STOCKS (CONTINUED)                                       of Shares          Value
                                                               ------------      ----------
RETAIL - AUTOMOTIVE DEALERS & GAS STATIONS (0.4%)
     Copart, Inc. (a)                                              600           $    9,544
     O'Reilly Automotive, Inc. (a)                                 900               12,403
                                                                                 ----------
                                                                                     21,947
RETAIL - BUILDING MATERIALS (0.2%)
     Charming Shoppes, Inc. (a)                                  2,800               14,263

RETAIL - FOOD STORES (0.3%)
     Casey's General Stores, Inc.                                1,100               11,447
     Delhaize America, Inc.                                        400                7,075
                                                                                 ----------
                                                                                     18,522
RETAIL - FURNITURE, HOME FURNISHINGS (0.3%)
     Pier 1 Imports, Inc.                                        1,800               17,550
     Tuesday Morning Corporation (a)                               200                2,056
                                                                                 ----------
                                                                                     19,606
RETAIL-MISCELLANEOUS (0.7%)
     Barnes & Noble, Inc. (a)                                      400                8,900
     Buy.Com, Inc. (a)                                             400                2,006
     Michaels Stores, Inc. (a)                                     300               13,753
     PC Connection, Inc. (a)                                       100                5,697
     Petsmart, Inc. (a)                                          1,900                6,353
     Zale Corporation (a)                                          100                3,650
                                                                                 ----------
                                                                                     40,359
RUBBER & MISC PLASTICS PRODUCTS (0.2%)
     Spartech Corporation                                          500               13,500

SECURITY & COMMODITY BROKERS (1.6%)
     Eaton Vance Corporation                                       200                9,250
     Espeed, Inc. (a)                                              100                4,347
     Federated Investors, Inc.                                     500               17,531
     Investment Technology Group (a)                               200                8,513
     Morgan Keegan, Inc.                                           800               11,800
     National Discount Brokers Group (a)                           300                9,563
     Raymond James Financial, Inc.                                 700               15,750
     Waddell & Reed Financial, Inc.                                400               13,125
                                                                                 ----------
                                                                                     89,879
SERVICES AMUSEMENT EXCL MOTION PICTURES (0.3%)
     Argosy Gaming Corporation (a)                                 600                8,625
     Pinnacle Entertainment, Inc. (a)                              300                5,831
                                                                                 ----------
                                                                                     14,456
SERVICES-AUTO REPAIR GARAGES (0.3%)
     Amerco (a)                                                    500                9,906
     Dollar Thrifty Automotive Group (a)                           300                5,531
     Rollins Truck Leasing Corporation                             600                4,163
                                                                                 ----------
                                                                                     19,600
SERVICES-EDUCATIONAL (0.3%)
     ITT Educational Services, Inc. (a)                            500                8,781

SERVICES-ENGINEERING ACCOUNTING (1.0%)
     Celgene Corporation (a)                                       200               11,781
     Cephalon, Inc. (a)                                            100                6,081
     Digitas, Inc. (a)                                             400                6,550
     Management Network Group, Inc. (a)                            300               10,509
     Perkinelmer, Inc.                                             100                6,613
     Tetra Tech, Inc. (a)                                          300                6,872
     US Oncology, Inc. (a)                                       2,200               10,863
                                                                                 ----------
                                                                                     59,269
SERVICES-HEALTH SERVICES (1.6%)
     Caremark RX, Inc, (a)                                       1,500               10,219
     Covance, Inc. (a)                                             500                4,406
     Enzon, Inc. (a)                                               200                8,494
     Express Scripts, Inc. (a)                                     100                6,172
     Hooper Holmes, Inc.                                           900                7,200
     Laboratory Corporation American Holdings (a)                  230               17,739
     Orthodontic Centers of America, Inc. (a)                      700               15,838
     Quorum Health Group, Inc. (a)                               1,000               10,344
     Rehabcare Group, Inc. (a)                                     200                5,450
     Total Renal Care Holdings, Inc. (a)                         1,000                5,958
                                                                                 ----------
                                                                                     91,820
SPECIAL TRADE CONTRACTORS (0.5%)
     Dycom Industries, Inc. (a)                                    250               11,500
     Insituform Technologies, Inc. (a)                             400               10,938
     Quanta Services, Inc. (a)                                     100                5,500
                                                                                 ----------
                                                                                     27,938
STONE CLAY & GLASS PRODUCTS (0.2%)
     Centex Construction Products, Inc.                            400                9,075

TRANSPORTATION EQUIPMENT (0.9%)
     Brunswick Corporation                                         500                8,281
     Cheap Tickets, Inc. (a)                                       600                7,181
     Expeditores International Wash, Inc.                          300               14,184
     Monaco Coach Corporation (a)                                  400                5,450
     Thor Industires, Inc.                                         200                4,200
     Winnebago Industries                                          600                7,838
     Travelocity.com, Inc. (a)                                     400                6,488
                                                                                 ----------
                                                                                     53,622
TRUCKING & WAREHOUSING (0.4%)
     American Freightways Corporation (a)                          500                7,328
     Roadway Express, Inc.                                         200                4,650
     Yellow Corporation (a)                                        700               10,303
                                                                                 ----------
                                                                                     22,281
WATER TRANSPORTATION (0.1%)
     Alexander & Baldwin, Inc.                                     300                6,628

WHOLESALE TRADE - DURABLE GOOD (3.5%)
     Commercial Metals Company                                     300                8,250
     Cytyc Corporation (a)                                         300               16,003
     Emachines, Inc. (a)                                           303                  819
     Engelhard Corporation                                       1,000               17,063
     Fisher Scientific International, Inc. (a)                     100                2,475
     Ikon Office Solutions, Inc.                                   900                3,488
     Ingram Micro, Inc.(a)                                         700               12,206
     Insight Enterprises, Inc.(a)                                  375               22,254
     Kent Electronics Corporation (a)                              600               17,888
     Masisa S A                                                    400                4,725
     Owens & Minor, Inc.                                         2,100               36,092
     Paxar Corporation (a)                                         800                9,550
     Pioneer Std Electronics, Inc.                                 700               10,281
     PSS World Med, Inc. (a)                                       800                5,350
     Reliance Steel and Aluminum Company                           700               13,388
     Stewart & Stevenson Services, Inc.                          1,400               21,175
                                                                                 ----------
                                                                                    201,007

                       Zweig Equity (Small Cap) Portfolio

                                                                 Number
COMMON STOCKS (CONTINUED)                                       of Shares          Value
                                                               ------------      ----------
WHOLESALE TRADE - NONDURABLE GOOD (2.3%)
     Airgas, Inc. (a)                                                   400     $     2,275
     Amerisource Health Corporation (a)                                 700          21,700
     Bindley Western Industries, Inc.                                   700          18,506
     Burlington Coat Factory Warehouse                                  200           2,163
     Cambrex Corporation                                                200           9,000
     Delta & Pine Land Company                                          300           7,519
     Hain Celestial Group, Inc. (a)                                     300          11,016
     Handleman Company (a)                                              500           6,250
     The Men's Wearhouse, Inc. (a)                                      400           8,913
     Nova Chemicals Corporation                                         300           6,450
     Priority Healthcare Corporation (a)                                200          14,831
     Stride Rite Corporation                                          1,200           7,350
     United Stationers, Inc. (a)                                        500          16,203
                                                                                 ----------
                                                                                    132,176

TOTAL COMMON STOCKS (Cost $3,660,152)                                             3,854,667

                                                                Principal
                                                                  Amount
                                                              --------------
SHORT-TERM SECURITIES (33.0%)

U.S. GOVERNMENT AGENCY (26.6%)
   Federal Home Loan Mortgage,
     Discount Note, 6.40%, due 7/18/2000                       $  1,000,000         996,978
   Federal National Mortgage Association
     Discount Note, 6.40%, due 7/26/2000                            535,000         532,622
                                                                                 ----------
                                                                                  1,529,600
U.S. GOVERNMENT OBLIGATION (0.9%)
   U.S. Treasury Bills, 5.51%, due 8/17/2000                         50,000          49,640

REPURCHASE AGREEMENT (5.6%)
  State Street Bank, 3.50%, due 7/3/2000
  (Collateralized by U.S. Treasury Note,
  5.125%, due 8/31/2000, value $331,500)                            322,542         322,542
                                                                                 ----------

TOTAL SHORT-TERM SECURITIES (Cost $1,901,782)                                     1,901,782
                                                                                 ----------

TOTAL INVESTMENTS (100.0%) (Cost $5,561,934)                                    $ 5,756,449
                                                                                 ----------
                                                                                 ----------

(a) Non-income producing.

OTHER INFORMATION:
  Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended June 30, 2000, aggregated $9,201,445 and $13,919,669, respectively. At June 30, 2000, net unrealized appreciation for tax purposes aggregated $149,404, of which $429,263 related to appreciated investment securities and $279,859 related to depreciated investment securities. The aggregate cost of securities was $5,607,045 for tax purposes.

                             The Legends Fund, Inc.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2000


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The Legends Fund, Inc. (the "Fund") was formed on July 22, 1992. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company of the series type. The Fund currently consists of four investment portfolios (the "Portfolios"): Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation, and Zweig Equity (Small Cap). Each portfolio, in effect, represents a separate fund. The Fund is required to account for the assets of each portfolio separately and to allocate general liabilities of the Fund to each portfolio based on the net asset value of each portfolio.

Effective March 3, 2000, Touchstone Securities, Inc. ("Touchstone Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., became the principal underwriter of shares of the Fund which are distributed to a variable annuity separate account of both Integrity Life Insurance Company ("Integrity") and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"). Touchstone Advisors, Inc. ("Touchstone Advisors"), registered with the Securities and Exchange Commission as an investment adviser, provides management services to the Fund. The Western and Southern Life Insurance Company ("W&S") is the ultimate parent of Touchstone Securities, Touchstone Advisors, Integrity and National Integrity. Prior to March 3, 2000, ARM Financial Group, Inc. ("ARM") was the parent of Integrity and National Integrity and ARM Securities Corporation and Integrity Capital Advisors, Inc. were the principal underwriter and investment adviser to the Fund, respectively.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

SECURITY VALUATION

Stocks that are traded on a national exchange are valued at the last sale price on the exchange on which they are primarily traded, or, if there is no sale, at the mean between the current bid and asked prices. Over-the-counter securities for which market quotations are readily available are valued at the mean of the current bid and asked prices.

                             The Legends Fund, Inc.

                    Notes to Financial Statements (Continued)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Short-term debt securities with maturities of 61 days or more for which reliable quotations are readily available are valued at current market quotations. Short-term investments with maturities of 60 days or less are valued using the amortized cost method of valuation, which approximates market value. Bonds and other fixed-income securities (other than short-term securities described above) are valued using market quotations provided by a pricing service under procedures approved by the Fund's Board of Directors.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the closing settlement price. Other securities or assets for which reliable market quotations are not readily available or for which valuation cannot be provided by a pricing service approved by the Board of Directors of the Fund are valued at fair value as determined in good faith by the Board of Directors.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of the trade date. Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Premiums and discounts on securities purchased are amortized using the effective interest method. Realized gains and losses on sales of investments are determined on the basis of nearest average for all of the Portfolios except Zweig Asset Allocation, which uses the first-in, first-out method.

FEDERAL INCOME TAX MATTERS

The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributes its taxable net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required. As of June 30, 2000, the Zweig Equity (Small Cap) Portfolio had a capital loss carryforward of $133,460, which expires in 2007 and 2008.

DIVIDEND DISTRIBUTIONS

Dividends from net investment income and distributions from net realized gains are declared and distributed annually. Dividends and distributions are recorded on the ex-dividend date. All dividends are reinvested in additional full and fractional shares of the related Portfolios.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, post-October capital losses, and losses deferred due to wash sales.

                             The Legends Fund, Inc.

                    Notes to Financial Statements (Continued)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURES CONTRACTS

Certain Portfolios may enter into futures contracts to protect against adverse movement in the price of securities in the Portfolio or to enhance investment performance. When entering into a futures contract, changes in the market price of the contracts are recognized as unrealized gains or losses by marking each contract to market at the end of each trading day through a variation margin account. When a futures contract is closed, the Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The face amount of the future contracts shown in the Schedule of Investments reflects each contract's value at June 30, 2000.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The Portfolios bear the market risk that arises from any changes in contract values.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, Touchstone Advisors, has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The value of the securities transferred is monitored daily to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                             The Legends Fund, Inc.

2.   INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Touchstone Advisors, the Fund's investment adviser since March 3, 2000, has entered into a sub-advisory agreement with a registered investment adviser ("Sub-Adviser") for each of the Portfolios. Touchstone Advisors, not the Fund, pays the sub-advisory fee to each of the Sub-Advisers. Listed below are management and sub-advisory fees payable as a percentage of average daily net assets:

PORTFOLIO                                         MANAGEMENT FEE         SUB-ADVISORY FEE
--------------------------------------------------------------------------------------------
Harris Bretall Sullivan & Smith Equity Growth       0.65%                     0.40%
Scudder Kemper Value                                0.65%                     0.40%
Zweig Asset Allocation                              0.90%                     0.65%
Zweig Equity (Small Cap)                            1.05%                     0.80%


Under the Management Agreement, Touchstone Advisors provides certain management services to the Fund, and the Fund is responsible for certain of its direct operating expenses. Touchstone Advisors has voluntarily agreed to reimburse each of the Portfolios for operating expenses (excluding management fees) above an annual rate of 0.50% of average daily net assets. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios.

Certain officers and directors of the Fund are also officers of Touchstone Securities, Touchstone Advisors, Integrity, and National Integrity. The Fund does not pay any amounts to compensate these individuals.

3.   CAPITAL SHARES

At June 30, 2000, the Fund had authority to issue one billion (1,000,000,000) shares of common stock, $.001 par value each, in any class or classes as determined by the Board of Directors. At June 30, 2000, four classes of shares authorized by the Board of Directors were being offered as follows: 55,000,000 shares each for Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Asset Allocation, and Zweig Equity (Small Cap).

At June 30, 2000, Integrity, through its variable annuity Separate Account II, and National Integrity, through its variable annuity Separate Account II, were the record owners of all the outstanding shares of the Fund.

4.   EVENTS RELATING TO ARM, INTEGRITY AND NATIONAL INTEGRITY

On July 29, 1999, ARM announced that it was restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets.

                             The Legend Funds, Inc.

4.   EVENTS RELATING TO ARM, INTEGRITY AND NATIONAL INTEGRITY (CONTINUED)

On December 17, 1999 ARM announced that it had entered into a purchase agreement whereby W&S would acquire ARM's insurance subsidiaries, Integrity and National Integrity. The transaction was approved on March 2, 2000 and closed on March 3, 2000. ARM Securities Corporation and Integrity Capital Advisors ceased to be affiliated with Integrity and National Integrity subsequent to March 3, 2000. In conjunction with the acquisition, Touchstone Securities became the principal underwriter of variable annuities for both Integrity and National Integrity and Touchstone Advisors became the investment adviser for the Fund.

W&S is part of the Western-Southern Enterprise, a financial services group that also includes Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Inc., Touchstones Securities, Inc., Fort Washington Investment Advisors, Inc., Todd Investment Advisors, Inc., Countrywide Financial Services, Capital Analysts Incorporated and Eagle Realty Group, Inc. Assets owned or under management by the group is approximately $25 billion. W&S is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff and Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.

5.   SHAREHOLDER MEETINGS (UNAUDITED)

A Special Meeting of Shareholders of the Harris Bretall Sullivan & Smith Equity Growth Portfolio, Scudder Kemper Value Portfolio, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio was held on April 4, 2000. Each matter voted upon at that meeting as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters. Abstentions have the effect of a negative vote on a proposal. The results are set forth below:

1. (a) The Harris Bretall Sullivan & Smith Equity Growth Portfolio Shareholders approved a new investment management agreement (the "New Management Agreement") between the Fund and Touchstone Advisors.

           Shares                     Shares                                               Broker
         Voted "For"             Voted "Against"             Abstentions                 Non-Votes
     ------------------        ------------------        ------------------         ------------------
        1,467,074.265              40,650.858                63,670.845                     -


     (b) Scudder Kemper Value Portfolio approved the New Management Agreement between the Fund and Touchstone Advisors.


           Shares                     Shares                                               Broker
         Voted "For"             Voted "Against"             Abstentions                 Non-Votes
     ------------------        ------------------        ------------------         ------------------
        1,001,833.218              19,800.297                38,329.363                     -

                             The Legends Fund, Inc.

5.   SHAREHOLDER MEETINGS (UNAUDITED) (CONTINUED)

     (c) The Zweig Asset Allocation Portfolio Shareholders approved the New Management Agreement between the Fund and Touchstone Advisors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
           827,207.722                 -                   36,668.816                 -

     (d) The Zweig Equity (Small Cap) Portfolio Shareholders approved the New Management Agreement between the Fund and Touchstone Advisors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
           401,939.331             5,863.872               3,980.314                  -

2. (a) The Harris Bretall Sullivan & Smith Growth Portfolio Shareholders approved a new sub-advisory agreement between Harris Bretall Sullivan & Smith, LLC ("HBSS") and Touchstone Advisors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          1,452,106.676           27,505.719              91,783.573                   -

     (b) The Scudder Kemper Value Portfolio Shareholders approved a new sub-advisory agreement between Scudder Kemper Investments, Inc. ("SKI") and Touchstone Advisors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          1,001,841.441            20,433.446              37,687.992                  -

     (c) The Zweig Asset Allocation Portfolio Shareholders approved a new sub-advisory agreement between Zweig/Glaser Advisers, LLC ("Zweig/Glaser") and Touchstone Advisors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          810,303.954              5,301.909               48,270.675                  -

                             The Legend Funds, Inc.

5.   SHAREHOLDER MEETINGS (UNAUDITED) (CONTINUED)

     (d) The Zweig Equity (Small Cap) Portfolio Shareholders approved a new sub-advisory agreement between Zweig/Glaser and Touchstone Advisors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
        396,915.453                6,288.720               8,579.344                   -

3. (a) The Zweig Asset Allocation Portfolio Shareholders approved a sub-advisory servicing agreement by and among Zweig/Glaser, certain of its affiliates and Zweig Consulting LLC.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          801,500.650             14,105.213              48,270.675                   -

     (b) The Zweig Equity (Small Cap) Portfolio Shareholders approved a sub-advisory servicing agreement by and among Zweig/Glaser, certain of its affiliates and Zweig Consulting LLC.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
           385,421.015            16,577.539               9,784.963                   -

4. (a) The Harris Bretall Sullivan & Smith Equity Growth Portfolio Shareholders elected John R. Lindholm to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
         1,544,972.368            26,423.600                  -                        -

     (b) Scudder Kemper Value Portfolio Shareholders elected John R. Lindholm to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          1,037,784.030           22,178.849                  -                        -

                             The Legend Funds, Inc.

5.   SHAREHOLDER MEETINGS (UNAUDITED) (CONTINUED)

     (c) The Zweig Asset Allocation Portfolio Shareholders elected John R. Lindholm to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          850,614.406             13,262.132                  -                        -

     (d) The Zweig Equity (Small Cap) Portfolio Shareholders elected John R. Lindholm to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
           405,783.809            5,999.708                   -                        -

5. (a) The Harris Bretall Sullivan & Smith Equity Growth Portfolio Shareholders elected Chris LaVictoire Mahai to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          1,531,684.435           39,711.533                  -                        -

     (b) Scudder Kemper Value Portfolio Shareholders elected Chris LaVictoire Mahai to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          1,026,987.605           32,685.291                   -                       -

     (c) The Zweig Asset Allocation Portfolio Shareholders elected Chris LaVictoire Mahai to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
           841,811.102             8,803.304                  -                        -

                             The Legend Funds, Inc.

5.   SHAREHOLDER MEETINGS (UNAUDITED) (CONTINUED)

     (d) The Zweig Equity (Small Cap) Portfolio Shareholders elected Chris LaVictoire Mahai to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          395,494.990             16,288.527                  -                        -

6. (a) The Harris Bretall Sullivan & Smith Equity Growth Portfolio Shareholders elected William B. Faulkner to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          1,545,500.526            25,895.442                  -                       -

     (b) Scudder Kemper Value Portfolio Shareholders elected William B. Faulkner to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          1,038,787.201           21,175.678                  -                        -

     (c) The Zweig Asset Allocation Portfolio Shareholders elected William B. Faulkner to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
           850,614.406            13,262.132                   -                       -

     (d) The Zweig Equity (Small Cap) Portfolio Shareholders elected William B. Faulkner to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
           403,443.779             8,339.738                   -                       -

                             The Legend Funds, Inc.

5.       SHAREHOLDER MEETINGS (UNAUDITED) (CONTINUED)


7. (a) The Harris Bretall Sullivan & Smith Equity Growth Portfolio Shareholders elected John Katz to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
         1,545,500.526            25,895.442                   -                       -

     (b) Scudder Kemper Value Portfolio Shareholders elected John Katz to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          1,038,787.201            21,175.678                  -                       -

     (c) The Zweig Asset Allocation Portfolio Shareholders elected John Katz to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
           850,614.406             13,262.132                  -                       -

     (d) The Zweig Equity (Small Cap) Portfolio Shareholders elected Katz to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
           405,783.809             5,999.708                   -                       -

8. (a) The Harris Bretall Sullivan & Smith Equity Growth Portfolio Shareholders elected Irvin W. Quesenberry, Jr. to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
          1,544,642.720           26,753.248                   -                       -

                             The Legends Fund, Inc.

     (b) Scudder Kemper Value Portfolio Shareholders elected Irvin W. Quesenberry, Jr. to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
        1,038,787.201              21,175.678                  -                       -

     (c) The Zweig Asset Allocation Portfolio Shareholders elected Irvin W. Quesenberry, Jr. to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
        850,614.406                 13,262.132                 -                       -

     (d) The Zweig Equity (Small Cap) Portfolio Shareholders elected Irvin W. Quesenberry, Jr. to the Fund's Board of Directors.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
        405,783.809                 5,999.708                  -                       -

9. (a) The Harris Bretall Sullivan & Smith Equity Growth Portfolio Shareholders ratified the selection of Ernst & Young LLP as the Fund's independent accountants for the fiscal year ending
         June 30, 2000.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
        1,478,191.016              29,040.181             64,164.771                   -

     (b) Scudder Kemper Value Portfolio Shareholders ratified the selection of Ernst & Young LLP as the Fund's independent accountants for the fiscal year ending June 30, 2000.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
         1,003,470.769             15,787.612              40,704.498                  -

                             The Legends Fund, Inc.

     (c) The Zweig Asset Allocation Portfolio Shareholders ratified the selection of Ernst & Young LLP as the Fund's independent accountants for the fiscal year ending June 30, 2000.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
           846,789.446                 -                   17,087.092                  -

     (d) The Zweig Equity (Small Cap) Portfolio Shareholders ratified the selection of Ernst & Young LLP as the Fund's independent accountants for the fiscal year ending June 30, 2000.

             Shares                 Shares                                          Broker
           Voted "For"          Voted "Against"           Abstentions              Non-Votes
     ---------------------   ---------------------   ---------------------   ---------------------
           386,574.824            18,546.194              6,662.499                    -

                            The Legends Fund, Inc.

                             Portfolio Performance

              Harris Bretall Sullivan & Smith Equity Growth Portfolio

           Comparison of the change in value of $10,000 invested in the Harris Bretall Sullivan & Smith Equity Growth Portfolio and the S&P 500 Index


                                    [CHART]

                    Harris Bretall Sullivan & Smith
    Date                Equity Growth Portfolio           S&P 500 Index
   12/8/92                      $10,000                      $10,000
    Dec 92                      $10,050                      $10,088
    Jun 93                       $9,710                      $10,579
    Dec 93                      $10,050                      $11,102
    Jun 94                       $9,360                      $10,727
    Dec 94                      $10,460                      $11,248
    Jun 95                      $12,850                      $13,519
    Dec 95                      $13,771                      $15,471
    Jun 96                      $14,597                      $17,032
    Dec 96                      $15,692                      $19,021
    Jun 97                      $19,010                      $22,939
    Dec 97                      $21,149                      $25,142
    Jun 98                      $24,544                      $29,593
    Dec 98                      $28,690                      $32,327
    Jun 99                      $33,182                      $36,328
    Dec 99                      $38,877                      $39,129
    Jun 00                      $39,450                      $38,962


-  Average annual total return since inception: 19.91%
-  Total return for the year ended June 30, 2000: 18.89%
-  Average annual return for the five year period ended June 30, 2000: 22.00%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 8, 1992.
-  Past performance is not predictive of future performance.

                             The Legends Fund, Inc.

            HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO (CONTINUED)

SUB-ADVISER'S DISCUSSION

The Harris Bretall Sullivan & Smith Equity Growth Fund experienced another favorable return for the last 12-month period, beating the bench mark S&P 500 index return of 7.25%.

While we feel the long-term outlook for U.S. financial assets remains positive, history says it is hard for markets to fight the Federal Reserve. In the face of a rising Fed Funds rate, the stock market has corrected from the higher levels reached in mid-March. From those highs, the Dow Jones Industrial Average sold off approximately 9%, the S&P 500 Index declined 10% and the NASDAQ composite collapsed nearly 40%.

Fortunately, the lows reached in late May were followed by a strong rally in June. During the last month of the quarter, the equity markets erased most of the losses of the previous ten weeks. The Harris Bretall Model Equity Composite was off for the quarter, but still positive on the fiscal year and calendar year-to-date basis.

In the early 1990's, when technology holdings were less than 15% of the typical investor's portfolio, the volatility of the Nasdaq was little more than a statistical curiosity. Today, with technology stocks representing one-third of the S&P 500 Index and over one-half of the Russell Growth Index, the rapidly changing fortunes of the over-the-counter marketplace reach everyone. Even though the Portfolio's holdings remained heavy in the technology area, we chose not to correct this position, as we feared being left behind by a surge of technology growth more than the temporary pain of a Nasdaq decline. This strategy proved itself again this quarter, when in June technology stocks led the market higher when most forecasted a continued sell-off in the sector. Those who sold in March and April were left on the sideline as the market rallied in June.

While technology stock investing has always been challenging, the volatility of recent years has raised the stakes for investors. Technology stocks command premium multiples due not only to their extraordinary revenue and earnings growth potential, but also to extraordinary momentum. During the past few months, investors saw the downside of momentum investing. Harris Bretall believes that technology companies need to be judged utilizing a combination of fundamental analysis, and an evaluation of catalysts that can move the stocks near term.

                            The Legends Fund, Inc.

                        SCUDDER KEMPER VALUE PORTFOLIO

          Comparison of the change in value of $10,000 invested in Scudder Kemper Value Portfolio and the S&P 500 Index


                                    [CHART]

     Date           Scudder Kemper Value Portfolio        S&P 500 Index
   12/14/92                     $10,000                      $10,000
     Dec 92                     $10,180                      $10,088
     Jun 93                     $10,450                      $10,579
     Dec 93                     $10,820                      $11,102
     Jun 94                     $10,740                      $10,727
     Dec 94                     $10,736                      $11,248
     Jun 95                     $12,886                      $13,519
     Dec 95                     $15,622                      $15,471
     Jun 96                     $16,909                      $17,032
     Dec 96                     $19,452                      $19,021
     Jun 97                     $22,621                      $22,939
     Dec 97                     $25,369                      $25,142
     Jun 98                     $27,905                      $29,593
     Dec 98                     $30,039                      $32,327
     Jun 99                     $32,952                      $36,328
     Dec 99                     $26,392                      $39,129
     Jun 00                     $25,083                      $38,962


-  Average annual total return since inception: 12.95%
-  Total return for the year ended June 30, 2000: (23.88%)
-  Average annual return for the five year period ended June 30, 1999: 14.05%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

                             The Legends Fund, Inc.

                    SCUDDER KEMPER VALUE PORTFOLIO (CONTINUED)

SUB-ADVISER'S DISCUSSION

The second quarter of 2000 was volatile. All major market indices saw price declines despite the June rally and an unusual markup of selected indices on the last day of the quarter. In essence there were few havens in this period as growth, value, "new" and "old" economy stocks faltered. Indeed, there has been significant weakness in the "new economy" and IPO leaders of last year. Reviewing the quarter, only four of the eleven S&P sectors experienced positive rates of return.

The fourth quarter of 1999 experienced the extremes of the two tier market, in effect a bear market for most stocks while the indices were making new highs led by technology, telecommunications and large cap "index" leaders.
The money flow to these issues was so extreme that it blurred the broad weakness in the breadth of the market. The designation "old economy" justified buying glamour issues regardless of valuation. This has been a watershed period not unlike the two tier market of 1972, the energy market of 1980, the technology (personal computer) market of 1983 and Japan of 1989.
In effect the leaders became too high priced in relation to a generally weak market. As before, there is a reversion to the mean, which should bring prices and valuations back in line with fundamental reality and reasonable expectations regarding the future.

Despite record mutual fund cash flow to the aggressive growth and growth mutual funds, it appears this area may have begun to falter. Conversely, despite substantive outflows from traditional value mutual funds, this area may be stabilizing as perhaps the valuation disparities in the market relative to realistic fundamentals and expectations have begun to take hold. Value indices have actually out performed growth indices in four of the last six months and breadth of the market did improve modestly in the second quarter, despite the weakness in the market average. this, along with the substantive weakness in many of last year's leaders, may be a sign of a turn. The turn may not be as much "growth" versus "value" as it may be in favor of securities with rationale valuations in relation to their long-term fundamentals.

There is a volatile trading pattern for the indices with sharp and severe group rotation underlying the market. The most extreme valuation disparities appear to be in those "old economy" companies, which are deemed to be economy sensitive or are early cycle stocks. These securities have traded materially lower in the last twelve months. We will be looking to these areas in the months ahead to perhaps emerge as market leaders.

We continued to follow our time tested discipline of buying companies with earnings and dividend growth that is faster than the market, which sell at discount price earnings ratios and have above market dividend yields. In viewing the risk rewards of the Portfolio in the context of history, we find the most compelling parameters seen in a decade. We are pleased that we began to see some reflection of these facts in the relatively good investment results of the second quarter.

                            The Legends Fund, Inc.

                            Portfolio Performance

                                 June 30, 2000

                         Zweig Asset Allocation Portfolio

          Comparison of the change in value of $10,000 invested in the Zweig Asset Allocation Portfolio and the S&P 500 Index





                                      [GRAPH]


Date        Zweig Asset Allocation Portfolio      S&P 500 Index
12/14/92               $10,000                     $10,000
  Dec 92               $10,000                     $10,088
  Jun 93               $10,810                     $10,579
  Dec 93               $11,495                     $11,102
  Jun 94               $11,485                     $10,727
  Dec 94               $11,536                     $11,248
  Jun 95               $13,164                     $13,519
  Dec 95               $14,009                     $15,471
  Jun 96               $14,620                     $17,032
  Dec 96               $16,087                     $19,021
  Jun 97               $17,343                     $22,939
  Dec 97               $19,625                     $25,142
  Jun 98               $21,052                     $29,593
  Dec 98               $19,223                     $32,327
  Jun 99               $20,266                     $36,328
  Dec 99               $20,315                     $39,129
  Jun 00               $20,161                     $38,962


-  Average annual total return since inception: 9.73%
-  Total return for the year ended June 30, 2000: (0.52)%
-  Average annual return for the five year period ended June 30, 2000: 7.81%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

                             THE LEGENDS FUND, INC.

                                 JUNE 30, 2000

                   ZWEIG ASSET ALLOCATION PORTFOLIO(CONTINUED)

SUB-ADVISER'S DISCUSSION

The Zweig Asset Allocation Portfolio's -0.52% return for the twelve months ended June 30, 2000 lagged the benchmark S&P 500's return of 7.25% for the same period.

The continued rise in bond yields in December, coupled with three increases in short-term rates by the Federal Reserve, led us to maintain a cautious approach through the Fund's June 30, 2000 fiscal year end. These two factors, which historically have been extremely bearish for the market, couldn't slow down the public's enthusiasm for stocks - especially high-flying technology stocks. After struggling for the three months ended September 30, 1999, the S&P 500 surged for the three months ended December 31, 1999. It was during these three months that virtually the entire Portfolio's underperformance for the fiscal year ended June 30, 2000 occurred.

During 2000, we have remained cautiously positioned in response to three further rate increases by the Federal Reserve. In addition, there were increasing signs of investor optimism (which is viewed as a negative) in March and April. A conservative approach has paid off so far in 2000. The S&P 500 reached its peak on March 24, 2000, only to decline in the following three weeks. The Nasdaq Index, which is heavily weighted toward technology stocks, gave back some of its phenomenal 1999 returns, declining more than 37% from March to May. Since this correction, the market has not advanced or declined significantly.

Recently, the Fund's equity exposure was increased to a level considered to be neutral. There are optimistic signs of an economic slowdown combined with a downward move long-term interest rates. In addition, the second half of Presidential election years tend to be strong, as incumbents vote for increased spending to help their re-election campaigns. In spite of this, a cautious approach must be maintained because the specter of more rate increases by the Federal Reserve must be removed before the market can rally significantly.

On January 3, 2000, a portfolio management team, led by Carlton Neel, assumed the day to day running of the Portfolio. The new analysis team seeks to highlight Dr. Zewig's asset allocation by creating a portfolio with characteristics more similar to those of the S&P 5000. We feel this approach may better allow the shareholders to benefit from our asset allocation strategy without undue exposure to stock selection risk.

                            THE LEGENDS FUND, INC.

                            PORTFOLIO PERFORMANCE

                                 JUNE 30, 2000

                         ZWEIG EQUITY (SMALL CAP) PORTFOLIO

          Comparison of the change in value of $10,000 invested in the Zweig Equity (Small Cap) Portfolio and the Value Line Geometric Index







                                  [GRAPH]


Date         Zweig Equity (Small Cap) Portfolio       Value Line Geometric Index
12/14/92                   $10,000                            $10,000
  Dec 92                   $10,000                            $10,106
  Jun 93                   $10,110                            $10,611
  Dec 93                   $10,864                            $11,260
  Jun 94                   $10,763                            $10,482
  Dec 94                   $10,797                            $10,582
  Jun 95                   $11,881                            $11,862
  Dec 95                   $13,076                            $12,624
  Jun 96                   $14,102                            $13,509
  Dec 96                   $15,500                            $14,311
  Jun 97                   $16,975                            $16,010
  Dec 97                   $19,388                            $17,326
  Jun 98                   $20,989                            $18,778
  Dec 98                   $19,270                            $16,670
  Jun 99                   $19,051                            $17,761
  Dec 99                   $18,775                            $20,177
  Jun 00                   $18,380                            $19,049


-  Average annual total return since inception: 8.40%
-  Total return for the year ended June 30, 2000: (3.52)%
-  Average annual return for the five year period ended June 30, 2000: 9.23%
- Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.
-  Portfolio commenced operations on December 14, 1992.
-  Past performance is not predictive of future performance.

                            THE LEGENDS FUND, INC.

                                 JUNE 30, 2000

                    ZWEIG EQUITY (SMALL CAP) PORTFOLIO(CONTINUED)

SUB-ADVISER'S DISCUSSION

For the twelve months ended June 30, 2000, the Zweig Equity (Small Cap) Portfolio was down -3.52% while its benchmark, the Value Line Index fell as well with a -12.43% return. The Russell 2000 Index rose 14.48% due primarily to a large technology weighting. However, the annual numbers mask an improvement in performance during the last six months as the benefits of good asset allocation decisions and carefully researched industry and quantitative equity analysis began to make a positive impact.

The goal of the Zweig Equity (Small Cap) Fund is to provide investors with the growth potential of small capitalization stocks with less risk and volatility than the market. With the benefit of the Zweig market analysis, equity exposure is reduced as market risk rises and is gradually increased as market risk declines. The objective is to participate solidly during rising markets and substantially protect the bulk of those gains from major market declines.

At the beginning of the fiscal year, July 1st, 1999, the Portfolio had an equity exposure of 56% with the remaining 44% invested in cash. This date was also the start of the first of six Fed Fund rate adjustments throughout the year. The rates have increased by 1.75% during the year, as the Fed has continued to be vigilant in containing inflation in the face of very robust economic growth. With interest rates rising and inflation threatening, the Portfolio's monetary model signaled caution for most of this period, which proved to be warranted. Additionally, the Federal Reserve has been warning investors of high equity valuations and their concerns of stocks purchased on margin.

While our conservative stance hindered performance for the six months ending December 31, 1999 it began to payoff in the most recent six months, as the equity market started to absorb the impact of the Federal Reserve's actions. Most recently our models became slightly more positive as the year ended. Monitoring market conditions through evaluating model outputs and responding to the changing macroeconomic environment by investing the funds conservatively should help continue this positive trend.

                                     PART C

                                OTHER INFORMATION

ITEM 23.  FINANCIAL STATEMENTS AND EXHIBITS
                  Exhibits:
         a.(1).   Articles of Incorporation of The Legends Fund, Inc. (formerly Integrity Series Fund, Inc.) (the
                  FUND), the Registrant. Incorporated by reference to the Fund's Registration Statement on Form
                  N-1A filed on August 4, 1992 (File Nos. 33-50434 and 811-7084).

           (2).   Articles of Amendment. Incorporated by reference to the Fund's Pre-Effective Amendment No. 1 to the Registration Statement filed on November 12, 1992 (File Nos. 33-50434 and 811-7084).

           (3).   Articles Supplementary. Incorporated by reference to the Fund's Pre-Effective Amendment No. 1 to the Registration Statement filed on November 12, 1992 (File Nos. 33-50434 and 811-7084).

           (4).   Articles Supplementary filed as of June 14, 1994. Incorporated by reference to the Fund's
                  Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12,
                  1994 (File Nos. 33-50434 and 811-7084).

           (5).   Articles of Amendment. Incorporated by reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on November 5, 1998 (File Nos. 33-50434 and
                  811-7084).

         b.       By-Laws of the Fund. Incorporated by reference to the Fund's Registration Statement on Form N-1A filed on August 4, 1992 (File Nos. 33-50434 and 811-7084).

         c.       See generally Articles V, VII, VIII and IX of the Articles of Incorporation and Articles I, IV,
                  VII and VIII of the By-laws, incorporated herein by reference.

         d.(1)    Form of Management Agreement between the Fund and Touchstone Advisors, Inc. (TOUCHSTONE
                  Advisors). *

           (2)    Form of Sub-Advisory Agreement between Touchstone Advisors and each of EQSF Advisors, Inc. (Third
                  Avenue Value Portfolio), Harris Bretall Sullivan & Smith, LLC (Harris Bretall Sullivan & Smith
                  Equity Growth Portfolio), Gabelli Asset Management Company (Gabelli Large Cap Value Portfolio),
                  BAMCO, Inc. (Baron Small Cap Portfolio).*

         e.       Form of Distribution Agreement between the Fund and Touchstone Securities Corporation
                  (TOUCHSTONE SECURITIES).*

         f.       Not applicable

         g.(1).   Custody, Recordkeeping and Agency Agreement between the Fund and Investors Fiduciary Trust
                  Company, as amended.  Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and
                  811-7084).

--------
*        Filed herewith.

           (2).   Forms of Foreign Sub-Custody Agreement.  Incorporated by reference to the Fund's Pre-Effective
                  Amendment No. 1 to the Registration Statement filed on November 12, 1992 (File Nos. 33-50434 and 811-7084).

         h.(1).   Fund Participation Agreement with Integrity.  Incorporated by reference to the Fund's
                  Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12,
                  1994 (File Nos. 33-50434 and 811-7084).

           (2).   Fund Participation Agreement with National Integrity Life Insurance Company (NATIONAL
                  INTEGRITY).  Incorporated by reference to the Fund's Post-Effective Amendment No. 4 to the
                  Registration Statement on Form N-1A filed on October 12, 1994 (File Nos. 33-50434 and 811-7084).

         i.       Opinion and Consent of Kevin L. Howard.

         j.       Consent of Ernst & Young LLP, Independent Auditors*

         k.       Not applicable

         l.       Not applicable

         m.       Not applicable

         n.       Not applicable

         o.(1).   Power of Attorney for John Katz.  Incorporated by reference to the Fund's Post-Effective
                  Amendment No. 4 to the Registration Statement on Form N-1A filed on October 12, 1994 (File Nos.
                  33-50434 and 811-7084).

           (2).   Powers of Attorney for Chris LaVictoire Mahai and William B. Faulkner. Incorporated by
                  reference to the Fund's Post-Effective Amendment No. 9 to the Registration Statement on Form
                  N-1A filed on November 5, 1998 (File Nos. 33-50434 and 811-7084).

         p.(1)    Legends Fund Code of Ethics*

           (2)    Touchstone Securities Code of Ethics*

           (3)    Touchstone Advisors Code of Ethics*


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Separate Account II of Integrity and Separate Account II of National Integrity Life Insurance Company (NATIONAL INTEGRITY) own all of the outstanding shares of common stock of Registrant. Fund shares are voted by Integrity and National Integrity in accordance with instructions received from their respective variable annuity contractowners who allocate contributions to the Fund.

         Integrity, an Ohio stock life corporation, owns 100% of the voting securities of National Integrity, a New York stock life corporation. The voting securities of Integrity are 100% owned by The Western and Southern Life Insurance Company (Western & Southern), a mutual life insurance company domiciled in Ohio.

--------
*        Filed herewith.

ITEM 25. INDEMNIFICATION

         ARTICLES OF INCORPORATION OF THE FUND. The Articles of Incorporation of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

         BY-LAWS OF THE FUND. The By-laws of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (DISABLING CONDUCT). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

         INSURANCE. The directors and officers of the Fund, Touchstone Advisors, as investment adviser, and Touchstone Securities, as distributor, are insured under a policy issued by American International Specialty Lines Insurance Company. The annual limit on such policy is $2 million.


         AGREEMENTS. The Fund and distributor, including each director, officer and controlling person of the Fund and distributor, are entitled to indemnification against certain liabilities as described in Article VIII of the Participation Agreement filed as Exhibit 9(b) to this Registration Statement, except that the Fund may not indemnify directors, officers and controlling persons who are its Affiliated persons, as defined in Section 2(a)(3) of the 1940 Act. Certain officers and directors of the Fund are officers and directors of Integrity and National Integrity (see Item 28 of this Part C).

UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

TOUCHSTONE ADVISORS, INC. ("Touchstone") is a registered investment adviser that provides investment advisory services to the Fund. Touchstone also serves as the investment adviser to Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust, registered investment companies.

The following list sets forth the business and other connections of the directors and executive officers of Touchstone. Unless otherwise noted, the address of the corporations listed below is 311 Pike Street, Cincinnati, Ohio 45202.


               (1)  Jill T. McGruder, President and a Director of Touchstone.

                    (a)  President and a Director of Ft. Washington Brokerage
                         Services, Inc., a broker-dealer, Integrated Fund
                         Services, Inc., a transfer agent, IFS Fund
                         Distributors, Inc., a broker-dealer and Integrated
                         Holdings, Inc., a holding company, 312 Walnut Street,
                         Cincinnati, Ohio 45202

                    (b)  A Director of Capital Analysts Incorporated, 3 Radnor
                         Corporate Center, Radnor, PA, an investment adviser and broker-dealer.

                    (c)  President, Chief Executive Officer and a Director of
                         IFS Financial Services, Inc., a holding company and Touchstone Securities, Inc., a broker-dealer.

                    (d) President and a Director of IFS Agency Services, Inc., an insurance agency, IFS Insurance Agency, Inc., an insurance agency and IFS Systems, Inc., an information systems provider, 400 Broadway, Cincinnati, Ohio.

                    (e)  Senior Vice  President  of The  Western-Southern  Life
                         Insurance Company, 400 Broadway, Cincinnati, Ohio, an insurance company.

                    (f)  President  and Trustee of Touchstone  Strategic  Trust,
                         Touchstone  Investment  Trust and  Touchstone  Tax-Free
                         Trust.

               (2)  Edward S. Heenan, Vice President & Comptroller of Touchstone

                    (a)  Director, Vice President & Comptroller of IFS Financial
                         Services, Inc., IFS Agency Services, Inc., IFS
                         Insurance Agency, Inc. and IFS Systems, Inc.

                    (b)  Director and Controller of Touchstone Securities, Inc.

               (3)  Patricia J. Wilson, Chief Compliance Officer of Touchstone

                    (a)  Chief Compliance Officer of Touchstone Securities, Inc.

               (4)  Donald J. Wuebbling, Secretary and Director of Touchstone

                    (a)  Director of  Touchstone  Securities,  Inc.,  IFS Agency
                         Services,  Inc.,  IFS  Insurance  Agency,  Inc. and IFS
                         Systems, Inc.

                    (b)  Vice  President and General  Counsel of The Western and
                         Southern Life Insurance Company

                    (c)  Secretary of Ft. Washington  Investment Advisors,  Inc.
                         and IFS Financial Services, Inc.

               (5)  William F. Ledwin, a Director of Touchstone

                    (a)  A Director of Ft. Washington Brokerage Services, Inc.,
                         Integrated Fund Services,  Inc., IFS Fund Distributors,
                         Inc.,  Touchstone Advisors,  Inc., IFS Agency Services,
                         Inc., Capital Analysts Incorporated, 3 Radnor Corporate
                         Center, Radnor,  PA.,  IFS  Insurance Agency, Inc.,
                         Touchstone Securities,  Inc., IFS Financial  Services,
                         Inc., IFS Systems, Inc. and Eagle Realty Group,  Inc.,
                         421 East Fourth Street, a real estate brokerage and management service provider.

                    (b)  President and a Director of Fort Washington  Investment
                         Advisors, Inc., 420 E. Fourth Street, Cincinnati, OH., an investment adviser.

                    (c)  Vice President and Chief Investment Officer of Columbus
                         Life Insurance Company, 400 East Fourth Street,
                         Cincinnati, OH., a life insurance company.

                    (d)  Senior Vice President and Chief Investment Officer of
                         The Western-Southern Life Insurance Company.

               (6)  James N. Clark, a Director of Touchstone

                    (a)  A  Director  of  IFS  Financial  Services,   Inc.,  IFS
                         Insurance Agency, Inc. and IFS Systems, Inc.

               (7)  Richard K. Taulbee, Vice President of Touchstone

                    (a)  Vice  President of IFS Financial  Services,  Inc.,  IFS
                         Agency Services,  Inc., IFS Insurance Agency, Inc., IFS
                         Systems, Inc. and Touchstone Securities, Inc.

                    (b)  Assistant  Treasurer  of  Fort  Washington   Investment
                         Advisors, Inc.

               (8)  James J. Vance, Vice President & Treasurer of Touchstone

                    (a)  Vice President & Treasurer of The Western and Southern
                         Life Insurance Company, Fort Washington Investment
                         Advisors, Inc., IFS Financial Services, Inc., IFS
                         Agency Services, Inc., IFS Insurance Agency, Inc., IFS
                         Systems, Inc. and Touchstone Securities, Inc.

                    (b)  Assistant   Treasurer  of  Fort  Washington   Brokerage
                         Services,  Inc., Integrated Fund Services, Inc. and IFS
                         Fund Distributors, Inc.

               (9)  Terrie A. Wiedenheft - Chief Financial Officer of Touchstone

                    (a)  Senior  Vice  President,  Chief  Financial  Officer and
                         Treasurer of Integrated Holdings, Inc., Integrated Fund
                         Services,  Inc., IFS Fund  Distributors,  Inc. and Fort
                         Washington Brokerage Services, Inc.

                    (b)  Chief Financial Officer of IFS Financial Services, Inc.
                         and Touchstone Securities, Inc.

                    (c)  Assistant  Treasurer  of  Fort  Washington   Investment
                         Advisors, Inc.

                    (d)  Controller of Touchstone  Investment Trust,  Touchstone
                         Tax-Free Trust and Touchstone Strategic Trust

OFFICERS AND PARTNERS OR DIRECTORS OF THE SUB-ADVISERS: The names of the officers and partners or directors of the Sub-Advisers for the Portfolios of the Fund, and their business activities during the past two fiscal years, are incorporated herein by reference to their respective Form ADVs, as amended to the date of their most recent filing with the Securities and Exchange Commission
(SEC), as set forth below:


Harris Bretall Sullivan & Smith, LLC: Form ADV dated March 16, 2000, SEC File No. 801-55094



EQSF Advisers, Inc.: Form ADV dated March 23, 2000, SEC File No.801-27792



Gabelli Asset Management Company: Form ADV dated March 27, 2000, SEC File No. 801-14132



BAMCO, Inc.: Form ADV dated May 25, 2000, SEC File No. 801-29080


ITEM 27. PRINCIPAL UNDERWRITERS


         (a) Touchstone Securities, Inc., 311 Pike Street, Cincinnati, Ohio 45202, is the principal underwriter for Fund shares.



         (b) The names of the principal officers and directors of Touchstone Securities, and their positions with Touchstone Securities and the Fund, are as follows:



NAME              POSITION WITH TOUCHSTONE SECURITIES  POSITION WITH THE FUND
----              -----------------------------------  ----------------------
Jill T. McGruder           President/Director                 None
William F. Ledwin          Director                           None
Patricia J. Wilson         Chief Compliance Officer           None
Richard K. Taulbee         Vice President                     None
James J. Vance             Vice President/Treasurer           None

Edward S. Heenan           Controller/Director                None
Donald J. Wuebbling        Director                           None
Robert F. Morand           Secretary                          None
Terrie A. Wiedenheft       Chief Financial Officer            None



         The principal business address of each person listed above is 311 Pike Street, Cincinnati, Ohio 45202.


         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, will be maintained by the Fund at its offices at 515 West Market Street, Louisville, Kentucky 40202, or with its custodian, State Street KC (formerly known as Investors Fiduciary Trust Company), at its offices at 127 West Tenth Street, Kansas City, Missouri 64105.


ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Louisville, and State of Kentucky, on this 1st day of September, 2000.


                                                     THE LEGENDS FUND, INC.
                                                     (Registrant)

                                                     By:  /S/ EDWARD HAINES
                                                          -------------------
                                                          Edward Haines
                                                          Title:  President

Pursuant to the requirement of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/S/ EDWARD HAINES
---------------------                           President
Edward Haines                                   (Principal Executive Officer)

/S/ DON W. CUMMINGS
-----------------------                         Controller
Don W. Cummings                                 (Principal Financial Officer)

*                                               Director
-------------------
William B. Faulkner

*                                               Director
--------------
John Katz

/S/ JOHN R. LINDHOLM                            Director
--------------------
John R. Lindholm

*                                               Director
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Chris LaVictoire Mahai

                                                Director
Irvin W. Quesenberry

* This Amendment has been signed by each of the persons so indicated by me the undersigned as Attorney-in-Fact

By:  /S/  KEVIN L. HOWARD
     ----------------------
     Attorney-in-Fact